As filed with the Securities and Exchange Commission on January 5, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a) Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares
Class E Shares

Absolute Return Multi-Manager Fund

Annual Report

October 31, 2022

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	8
CONSOLIDATED SCHEDULE OF INVESTMENTS	10
CONSOLIDATED FINANCIAL STATEMENTS	29
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	34
CONSOLIDATED FINANCIAL HIGHLIGHTS (ALL CLASSES)	51
Report of Independent Registered Public Accounting Firm	54
Directory	55
Trustees and Officers	56
Proxy Voting Policies and Procedures	66
Quarterly Portfolio Schedule	66
Liquidity Risk Management Program	66
Notice to Shareholders	66
Report of Votes to Shareholders	67
Board Consideration of the Management and Sub-Advisory Agreements	68

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2022 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund covering the 12-month period ended October 31, 2022 (the reporting period).

It was an extremely challenging period in the global financial markets during the reporting period. Sharply rising and persistent inflation was a major factor impacting the market. The U.S. Federal Reserve Board (Fed) initially thought rising prices were transitory and they would come down as COVID-driven supply chain bottlenecks eased. However, these issues continued, consumer demand remained strong, and the impact from the war in Ukraine created a "perfect storm," pushing inflation in the U.S. to a new 40-year high.

This caused the Fed to pivot from its highly accommodative monetary policy that was in place to support the economy during the pandemic, to an aggressively tightening policy in an attempt to rein in inflation. The Fed first raised interest rates in March 2022 from a range between 0.00% to 0.25% to a range between 0.25% to 0.50%. With inflation moving steadily higher, the central bank again raised rates at its next four meetings, and again in early November (after the reporting period ended). With the last increase, the Fed funds rate moved to a range between 3.75% and 4.00%, and the Fed expects to continue raising rates "until the job is done."

Both the global stock and bond markets generated weak results during the reporting period. In addition to high inflation and aggressive Fed tightening, there were concerns that the central bank may drive the economy into a recession and negatively impact corporate profits. All told, the S&P 500® Index returned –14.61% during the reporting period. Meanwhile, international developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market (Net) Indices, returned –23.00% and –31.03%, respectively, over the reporting period. Meanwhile, with short- and long-term Treasury yields moving sharply higher bond prices declined (yields and bond prices move in the opposite direction). For the reporting period the broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –15.68%.

Looking ahead, we believe market volatility will remain elevated, driven by challenging growth and inflation dynamics, as well as uncertainty around monetary and fiscal policy. Investors will closely watch the progression of economic data over the coming months as central bank tightening continues to work its way through the economy. We believe we are moving from the post-Global Financial Crisis/pre-COVID regime to a new environment that will continue to pose headwinds for risk assets in the near-to-medium term. We also anticipate earnings growth to slow meaningfully in the coming months, driven by declining demand, rising costs, inventory build-up, and currency headwinds weighing on margins. Against this backdrop, we believe active portfolio management can be valuable to help navigate the factors impacting the markets, and to seek out attractive opportunities during periods of heightened volatility.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN ALTERNATIVE FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 4.30% total return for the 12 months ended October 31, 2022 (the reporting period), outperforming its primary benchmark, the HFRX® Global Hedge Fund Index (the Index), which posted a –5.28% total return for the same period. (Performance for all share classes is provided in the table following this letter.)

Global equities sold off during the reporting period after a strong run of performance due to a combination of COVID-19 vaccine dissemination and both monetary and fiscal stimulus. These factors, combined with pent up consumer demand, supply chain issues, and geopolitical conflict, drove inflation to elevated levels, with inflation remaining stubbornly high despite the U.S. Federal Reserve Board (Fed) hiking interest rates at a rapid pace. While the labor market stayed strong, markets became increasingly concerned about the impact of rising rates and inflation on the consumer, capital markets, and corporate earnings. While U.S. Treasury yields moved significantly higher, the yield curve flattened and inverted. Performance for the U.S. dollar was strong versus most major currencies. Energy commodity prices rallied for most of the reporting period, while stabilizing in recent months, and the price of gold declined.

Gains from global macro/managed futures and merger arbitrage/event driven outpaced losses from long/short equity during the reporting period. From a risk management perspective, we were pleased that the Fund's volatility and betas* (risk) relative to the S&P 500® and Bloomberg U.S. Aggregate Bond Indices were all in line with our expectations.

The allocation to global macro/managed futures strategies was the primary driver of returns for the reporting period, with gains split roughly evenly between the managed futures and systematic currency strategies. Positive performance from the managed futures allocation was driven mainly by interest rate positioning, commodities, and currencies, which outpaced small losses from equity exposure. Gains within the systematic currency strategy came primarily from long U.S. dollar positioning versus the euro and, to a lesser extent, versus the Australian dollar and Japanese yen.

The merger arbitrage/event driven allocation contributed positively as a number of deals progressed and closed during the reporting period.

The allocation to long/short equity strategies detracted from performance, as losses from longs outpaced gains from shorts, while the managers in aggregate generated negative returns from both longs and shorts.

The Fund's aggregate use of futures, forward foreign currency, swap contracts and written options contributed positively to performance during the reporting period.

We continue to position the Fund to seek to benefit from elevated volatility, with additional upside if interest rates continue to rise. The Fund's largest allocation is to global macro/managed futures strategies. We believe that increases in market volatility may be beneficial for these strategies, as has been the case historically. In addition, we believe that macroeconomic conditions across regions, as well as differences in fiscal and monetary policies, have the potential to continue driving trends across asset classes. The Fund's second largest strategy allocation is long/short equity. After a period of negative contributions to returns from the strategy, they began to inflect positively in the late third calendar quarter of 2022, and we believe this may continue to play out to the extent fundamentals become a greater driver of price movement. We continue to anticipate a high dispersion of winners and losers over the medium term, driven by a number of factors, including inflation, increasing costs of capital, currency effects, and varying levels of economic sensitivity. The Fund's third largest allocation is to merger arbitrage/event driven strategies. While merger and acquisition activity may decline from the robust levels achieved over the last several quarters, we believe that current deal volumes and spreads offer ample opportunities to put capital to work with what we believe to be fairly attractive expected returns.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT AND FRED INGHAM
PORTFOLIO MANAGERS

2

* Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e., >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

3

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX
Class E	NABEX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)

	Long	Short
Common Stocks	28.8%	(6.0)%
Convertible Preferred Stocks	0.1	—
Corporate Bonds	0.0	—
Loan Assignments	0.0	—
Rights	0.1	—
Warrants	0.0	—
Short-Term Investments	69.0	—
Other Assets Less Liabilities	8.0 *	—
Total	106.0%	(6.0)%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2022
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	05/15/2012	4.30%	3.09%	2.83%	2.70%
Class A	05/15/2012	3.84%	2.71%	2.45%	2.33%
Class C	05/15/2012	3.02%	1.94%	1.69%	1.56%
Class R6[3]	12/31/2013	4.40%	3.18%	2.89%	2.76%
Class E3	01/11/2022	5.18%	3.27%	2.92%	2.78%
With Sales Charge
Class A		–2.11%	1.50%	1.84%	1.75%
Class C		2.02%	1.94%	1.69%	1.56%
Index
HFRX® Global Hedge Fund Index[1,2]		–5.28%	1.55%	1.89%	1.81%
S&P 500® Index[1,2]		–14.61%	10.44%	12.79%	12.86%
Bloomberg U.S. Aggregate Bond Index[1,2]		–15.68%	–0.54%	0.74%	0.92%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Consolidated Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 2.97%, 3.35%, 4.10% and 2.90% for Institutional Class, Class A, Class C and Class R6 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 2.84% for Class E (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.20%, 2.57%, 3.31% and 2.11% for Institutional Class, Class A, Class C and Class R6 shares, respectively, and the estimated expense ratio for fiscal year 2022 is 1.14% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2022, can be found in the Consolidated Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

5

Endnotes (Unaudited)

1  Please see "Glossary of Indices" on page 7 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg U.S. Aggregate Bond Indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX® Global Hedge Fund Index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by NBIA and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The performance information for Class R6 and Class E prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6 and Class E.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

6

Glossary of Indices (Unaudited)

Bloomberg U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

HFRX® Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 month track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

7

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2022 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During the Period 5/1/2022 - 10/31/2022(1)(3)	Expense Ratio	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During the Period 5/1/2022 - 10/31/2022(2)(3)	Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,025.00	$11.02	2.16%	$1,000.00	$1,014.32	$10.97	2.16%
Class A	$1,000.00	$1,022.00	$12.54	2.46%	$1,000.00	$1,012.80	$12.48	2.46%
Class C	$1,000.00	$1,018.70	$16.43	3.23%	$1,000.00	$1,008.92	$16.36	3.23%
Class R6	$1,000.00	$1,025.00	$10.36	2.03%	$1,000.00	$1,014.97	$10.31	2.03%
Class E	$1,000.00	$1,030.10	$6.50	1.27%	$1,000.00	$1,018.80	$6.46	1.27%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

9

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ October 31, 2022

Investments	Shares	Value
Long Positions 98.0%
Common Stocks 28.8%
Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.*	350	$35,399
GXO Logistics, Inc.*	4,425	161,689
		197,088
Airlines 0.1%
American Airlines Group, Inc.*	768	10,890
Spirit Airlines, Inc.	3,800	83,600
		94,490
Auto Components 0.1%
Tenneco, Inc., Class A*	5,901	116,250
Automobiles 0.2%
General Motors Co.	7,189	282,168
Banks 0.8%
Bank of America Corp.	6,582	237,215
First Horizon Corp.	33,295	816,061
PCSB Financial Corp.	6,500	126,685
		1,179,961
Biotechnology 0.6%
Akouos, Inc.*	19,900	262,083
AVEO Pharmaceuticals, Inc.*	4,177	61,694
BioMarin Pharmaceutical, Inc.*	4,552	394,340
Grifols SA, ADR (Spain)*	3,800	23,978
Myovant Sciences Ltd.*	2,000	53,480
		795,575
Capital Markets 0.3%
BlackRock, Inc.	388	250,613
Cowen, Inc., Class A	300	11,586
Pegasus Acquisition Co. Europe BV, Class A (Netherlands)*	12,042	114,840
Investments	Shares	Value
Pershing Square, Escrow*(a)	6,100	$610
		377,649
Commercial Services & Supplies 0.2%
Rentokil Initial plc, ADR (United Kingdom)	9,810	303,521
Communications Equipment 0.6%
Cisco Systems, Inc.	4,607	209,296
Comtech Telecommunications Corp.	3,250	35,913
Motorola Solutions, Inc.	1,455	363,328
Sierra Wireless, Inc. (Canada)*	10,036	297,868
		906,405
Construction & Engineering 0.3%
Quanta Services, Inc.	3,297	468,306
Diversified Financial Services 0.6%
Apollo Global Management, Inc.	7,152	395,935
Equitable Holdings, Inc.	16,680	510,741
		906,676
Diversified Telecommunication Services 0.0%(b)
Telesat Corp. (Canada)*	2,585	22,515
Electric Utilities 1.2%
Alliant Energy Corp.	6,207	323,819
NextEra Energy, Inc.	4,231	327,903
PG&E Corp.*	27,033	403,603
PNM Resources, Inc.	12,484	580,131
		1,635,456
Electronic Equipment, Instruments & Components 0.5%
Rogers Corp.*	3,000	705,990
Entertainment 0.9%
Activision Blizzard, Inc.	14,599	1,062,807
Liberty Media Corp-Liberty Braves, Class C*	2,304	71,793
Investments	Shares	Value
Sciplay Corp., Class A*	4,150	$58,058
		1,192,658
Equity Real Estate Investment Trusts (REITs) 0.4%
STORE Capital Corp.	18,105	575,729
Food & Staples Retailing 0.3%
Albertsons Cos., Inc., Class A	2,100	43,071
Cia Brasileira de Distribuicao, ADR (Brazil)*	1,664	7,005
Fresh Market, Inc. (The) Escrow*(a)	46,500	—
Magnit PJSC (Russia)(a)(c)	327	—
Sendas Distribuidora SA, ADR (Brazil)	3,520	67,056
Wal-Mart de Mexico SAB de CV (Mexico)	39,227	151,519
Walmart, Inc.	958	136,352
X5 Retail Group NV, GDR (Russia)(a)(c)(d)	4,390	—
		405,003
Food Products 0.9%
Nestle SA (Registered)	11,391	1,240,400
Gas Utilities 0.3%
South Jersey Industries, Inc.	11,550	400,438
Southwest Gas Holdings, Inc.	650	47,496
		447,934
Health Care Equipment & Supplies 0.1%
Meridian Bioscience, Inc.*	5,106	163,239
Health Care Providers & Services 1.0%
1Life Healthcare, Inc.*	9,400	160,740
Elevance Health, Inc.	1,006	550,051
LHC Group, Inc.*	2,190	365,949
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	27,684	37,519

See Notes to Consolidated Financial Statements

10

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
Signify Health, Inc., Class A*(e)	10,412	$304,343
Sinopharm Group Co. Ltd., Class H (China)	15,345	29,111
		1,447,713
Hotels, Restaurants & Leisure 0.4%
Booking Holdings, Inc.*	151	282,292
Expedia Group, Inc.*	1,877	175,443
Playtech plc (United Kingdom)*	8,600	51,186
Recipe Unlimited Corp. (Canada)*	6,500	98,859
		607,780
Household Durables 0.2%
iRobot Corp.*	1,391	78,591
Lennar Corp., Class B	2,800	182,616
		261,207
Household Products 0.1%
Spectrum Brands Holdings, Inc.	2,086	96,248
Insurance 0.8%
AIA Group Ltd. (Hong Kong)	57,852	438,217
Aon plc, Class A	1,030	289,935
Chubb Ltd.	2,097	450,624
		1,178,776
Interactive Media & Services 1.1%
Alphabet, Inc., Class A*	10,904	1,030,537
Baidu, Inc., ADR (China)*	636	48,699
Baidu, Inc., Class A (China)*	1,560	14,956
Meta Platforms, Inc., Class A*	4,246	395,557
VK Co. Ltd., GDR (Russia)*(a)(c)(d)	1,305	—
Yandex NV, Class A (Russia)*(a)(c)	1,428	—
		1,489,749
Internet & Direct Marketing Retail 2.2%
Alibaba Group Holding Ltd., ADR (China)*	6,395	406,594
Investments	Shares	Value
Alibaba Group Holding Ltd. (China)*	17,250	$134,117
Altaba, Inc. Escrow*(a)	63,506	241,323
Amazon.com, Inc.*	6,058	620,582
ASOS plc (United Kingdom)*	1,085	7,011
Deliveroo plc (United Kingdom)*(d)	11,689	11,684
eBay, Inc.	4,054	161,511
JD.com, Inc., Class A (China)	323	5,882
MercadoLibre, Inc. (Brazil)*	446	402,123
Overstock.com, Inc.*	7,031	163,471
Poshmark, Inc., Class A*	4,700	83,942
Prosus NV (China)*	19,289	839,506
		3,077,746
IT Services 1.9%
Computer Services, Inc.	4,750	274,313
Evo Payments, Inc., Class A*	10,061	338,955
MoneyGram International, Inc.*	50,400	533,736
PayPal Holdings, Inc.*	4,054	338,833
Switch, Inc., Class A	20,878	710,896
Visa, Inc., Class A	2,437	504,849
		2,701,582
Life Sciences Tools & Services 1.0%
Eurofins Scientific SE (Luxembourg)	14,409	922,447
Gerresheimer AG (Germany)	3,705	212,365
Thermo Fisher Scientific, Inc.	546	280,628
		1,415,440
Machinery 0.0%(b)
Altra Industrial Motion Corp.	400	24,056
Media 1.4%
Aimia, Inc. (Canada)*	5,650	15,345
Investments	Shares	Value
Deluxe Television GmbH (Germany)*(a)	16,063	$1,606
Shaw Communications, Inc., Class B (Canada)	38,371	985,504
Stroeer SE & Co. KGaA (Germany)	6,042	246,364
TEGNA, Inc.	35,374	738,609
WideOpenWest, Inc.*	2,582	35,399
		2,022,827
Metals & Mining 0.2%
ArcelorMittal SA (Luxembourg)	4,589	102,742
Artemis Gold, Inc. (Canada)*	605	1,661
Turquoise Hill Resources Ltd. (Mongolia)*	1,900	53,409
Turquoise Hill Resources Ltd. (Mongolia)*	2,500	70,393
Vale SA, ADR (Brazil)	7,458	96,507
Yamana Gold, Inc. (Canada)	1,905	8,344
		333,056
Multiline Retail 0.2%
Fix Price Group Ltd., GDR (Russia)*(a)(c)(d)	144	—
Target Corp.	1,503	246,868
		246,868
Oil, Gas & Consumable Fuels 0.9%
Archaea Energy, Inc.*	5,524	142,574
Cheniere Energy, Inc.	3,006	530,288
Continental Resources, Inc.	1,400	103,558
DT Midstream, Inc.	3,245	193,727
Euronav NV (Belgium)	3,300	58,839
LUKOIL PJSC (Russia)(a)(c)	661	—
Petroleo Brasileiro SA, ADR (Brazil)	4,258	54,588
Petroleo Brasileiro SA, ADR (Brazil)	4,209	53,959

See Notes to Consolidated Financial Statements

11

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
Williams Cos., Inc. (The)	5,831	$190,849
		1,328,382
Paper & Forest Products 0.0%(b)
Resolute Forest Products, Inc.*	2,250	46,822
Pharmaceuticals 1.6%
Aerie Pharmaceuticals, Inc.*	10,794	164,285
Aralez Pharmaceuticals, Inc. (Canada)*(a)	345	—
Bristol-Myers Squibb Co.	4,097	317,394
Dr Reddy's Laboratories Ltd., ADR (India)	2,586	140,446
Eli Lilly & Co.	909	329,140
Hikma Pharmaceuticals plc (Jordan)	7,713	110,477
Roche Holding AG	3,551	1,179,293
Teva Pharmaceutical Industries Ltd., ADR (Israel)*	722	6,440
		2,247,475
Professional Services 0.5%
Hill International, Inc.*	39,273	132,350
Intertrust NV (Netherlands)*(d)	12,835	253,177
SGS SA (Registered) (Switzerland)	145	319,873
		705,400
Real Estate Management & Development 0.1%
Seritage Growth Properties, Class A, REIT*	12,579	134,973
Semiconductors & Semiconductor Equipment 1.0%
ASML Holding NV (Netherlands)	111	52,434
ASML Holding NV (Registered), NYRS (Netherlands)	302	142,671
CyberOptics Corp.*	5,130	276,866
Investments	Shares	Value
Magnachip Semiconductor Corp. (South Korea)*	6,000	$59,705
MKS Instruments, Inc.	101	8,297
NVIDIA Corp.	842	113,645
QUALCOMM, Inc.	1,794	211,082
Silicon Motion Technology Corp., ADR (Taiwan)	751	40,171
SunEdison, Inc.*(a)(c)	16,689	—
Tower Semiconductor Ltd. (Israel)*	12,650	540,914
		1,445,785
Software 2.5%
Black Knight, Inc.*	1,108	67,001
BTRS Holdings, Inc.*	13,550	127,912
ChannelAdvisor Corp.*	5,700	131,328
ForgeRock, Inc., Class A*	5,752	129,765
KnowBe4, Inc., Class A*	3,406	83,719
Microsoft Corp.	1,503	348,891
SAP SE (Germany)	11,341	1,094,660
UserTesting, Inc.*	14,500	107,300
VMware, Inc., Class A	2,750	309,458
Zendesk, Inc.*	14,288	1,095,747
		3,495,781
Specialty Retail 0.4%
Sportsman's Warehouse Holdings, Inc.*	25,845	232,088
Toys R Us, Inc.*(a)	1,040	5,200
Ulta Beauty, Inc.*	642	269,236
		506,524
Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	7,151	1,096,534
Samsung Electronics Co. Ltd., GDR (South Korea)(d)	363	375,161
		1,471,695
Investments	Shares	Value
Textiles, Apparel & Luxury Goods 0.3%
Capri Holdings Ltd.*	3,529	$161,204
Tapestry, Inc.	5,804	183,871
		345,075
Thrifts & Mortgage Finance 0.8%
Flagstar Bancorp, Inc.	27,200	1,052,640
Trading Companies & Distributors 0.3%
Brenntag SE (Germany)	4,377	265,763
IMCD NV (Netherlands)	1,440	186,850
		452,613
Transportation Infrastructure 0.0%(b)
Atlas Corp. (Canada)	650	9,614
Wireless Telecommunication Services 0.4%
T-Mobile US, Inc.*	3,467	525,459
Total Common Stocks (Cost $43,382,360)		40,688,299
Convertible Preferred Stocks 0.1%
Auto Components 0.1%
Garrett Motion, Inc. (Switzerland), Series A, 11.00%, 4/30/2027(f) (Cost $32,686)	6,226	49,248
	Principal Amount
Corporate Bonds 0.0%
Independent Power and Renewable Electricity Producers 0.0%
GenOn Energy,Inc. Escrow, 9.50%, 10/15/2018(a)(c)(g)	$354,000	—
9.88 10/15/2020(a)(c)(g)%,	1,655,000	—
Total Corporate Bonds (Cost $—)		—

See Notes to Consolidated Financial Statements

12

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Principal Amount	Value
Loan Assignments 0.0%(b)
Media 0.0%(b)
Deluxe Entertainment Services Group, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 8.67% Cash/1.50% PIK, due 3/25/2024(a)(c)(h)(i)	$14,429	$5,738
Deluxe Entertainment Services Group, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 9.67% Cash/2.50% PIK, due 9/25/2024(a)(c)(h)(i)	149,698	—
Total Loan Assignments (Cost $100,773)		5,738
	No. of Rights
Rights 0.1%
Biotechnology 0.1%
Achillion Pharmaceuticals, Inc., CVR*(a)	23,300	11,650
Adamas Pharmaceuticals, Inc., CVR*(a)	24,600	1,230
Ambit Biosciences Corp., CVR*(a)(c)	70,000	118,300
Clementia Pharmaceuticals, Inc., CVR (France)*(a)(c)	3,200	—
Tobira Therapeutics, Inc., CVR*(a)(c)	6,900	—
		131,180
IT Services 0.0%(b)
Flexion Therapeutics, Inc., CVR*(a)	18,500	12,025
Investments	No. of Rights	Value
Metals & Mining 0.0%(b)
Kinross Gold Corp., CVR (Canada)*(a)(c)	4,800	$4
Pan American Silver Corp., CVR, (Canada)*	39,600	23,760
		23,764
Pharmaceuticals 0.0%(b)
Dova Pharmaceuticals, Inc., CVR (Sweden)*(a)	8,800	1,100
Zogenix, Inc., CVR*(a)	6,450	4,837
		5,937
Total Rights (Cost $29,250)		172,906
	No. of Warrants
Warrants 0.0%(b)
Capital Markets 0.0%(b)
FinTech Acquisition Corp. III, expiring 12/1/2023*(a)(c)	1,770	8
Pegasus Acquisition Co. Europe BV, expiring 4/27/2026 (Netherlands)*	4,014	51
		59
Leisure Products 0.0%(b)
Tonies SE, expiring 4/30/2026 (Germany)*	4,329	1,925
Total Warrants (Cost $14)		1,984
	Shares
Short-Term Investments 69.0%
Investment Companies 69.0%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 3.03%(j) (Cost $97,523,849)	97,523,849	97,523,849
Total Long Positions (Cost $141,068,932)		138,442,024
Investments	Shares	Value
Short Positions (6.0)%(k)
Common Stocks Sold Short (6.0)%
Automobiles (0.2)%
Tesla, Inc.	(1,022)	$(232,546)
Banks (0.1)%
Brookline Bancorp, Inc.	(4,384)	(60,280)
Building Products (0.6)%
Owens Corning	(3,070)	(262,823)
Trex Co., Inc.	(6,847)	(329,272)
UFP Industries, Inc.	(4,139)	(294,821)
		(886,916)
Capital Markets (0.5)%
Evercore, Inc., Class A	(2,957)	(310,781)
Intercontinental Exchange, Inc.	(100)	(9,557)
Moelis & Co., Class A	(7,957)	(337,854)
		(658,192)
Chemicals (0.2)%
International Flavors & Fragrances, Inc.	(3,011)	(293,904)
Consumer Finance (0.3)%
Credit Acceptance Corp.	(960)	(446,995)
Entertainment (0.2)%
Netflix, Inc.	(1,043)	(304,431)
Equity Real Estate Investment Trusts (REITs) (0.9)%
Digital Realty Trust, Inc.	(4,400)	(441,100)
Equinix, Inc.	(727)	(411,802)
SL Green Realty Corp.	(5,710)	(226,573)
Vornado Realty Trust	(9,443)	(222,760)
		(1,302,235)
Household Durables (0.2)%
Lennar Corp., Class A	(2,240)	(180,768)
Toll Brothers, Inc.	(3,473)	(149,617)
		(330,385)
Household Products (0.2)%
Clorox Co. (The)	(2,100)	(306,684)

See Notes to Consolidated Financial Statements

13

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Investments	Shares	Value
Industrial Conglomerates (0.3)%
3M Co.	(3,700)	$(465,423)
Insurance (0.2)%
Trupanion, Inc.	(5,952)	(300,397)
Internet & Direct Marketing Retail (0.3)%
Wayfair, Inc., Class A	(9,574)	(363,046)
IT Services (0.2)%
Western Union Co. (The)	(17,311)	(233,872)
Media (0.2)%
Paramount Global, Class B	(15,808)	(289,602)
Investments	Shares	Value
Oil, Gas & Consumable Fuels (0.0)%(b)
Frontline Ltd. (Norway)	(4,214)	$(52,928)
Real Estate Management & Development (0.3)%
eXp World Holdings, Inc.	(27,062)	(357,489)
Semiconductors & Semiconductor Equipment (0.1)%
Broadcom, Inc.	(325)	(152,789)
MaxLinear, Inc.	(292)	(9,017)
		(161,806)
Thrifts & Mortgage Finance (0.8)%
New York Community Bancorp, Inc.	(121,563)	(1,131,751)
Investments	Shares	Value
Trading Companies & Distributors (0.2)%
Beacon Roofing Supply, Inc.	(4,512)	$(254,251)
Total Common Stocks Sold Short (Proceeds $(9,916,109))		(8,433,133)
Total Short Positions (Proceeds $(9,916,109))		(8,433,133)
Total Investments 92.0% (Cost $131,152,823)		130,008,891
Other Assets Less Liabilities 8.0%(l)		11,290,967
Net Assets 100.0%		$141,299,858

All bonds are denominated in US dollars, unless noted otherwise.

*  Non-income producing security.

(a)  Value determined using significant unobservable inputs.

(b)  Represents less than 0.05% of net assets of the Fund.

(c)  Security fair valued as of October 31, 2022, in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2022, amounted to $124,050, which represents 0.1% of net assets of the Fund.

(d)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. At October 31, 2022, these securities amounted to $640,022 of long positions which represents 0.5% of net assets of the Fund.

(e)  All or a portion of this security is pledged as collateral for options written.

(f)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(g)  Defaulted security.

(h)  Payment in-kind security.

(i)  Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2022, and changes periodically.

(j)  Represents 7-day effective yield as of October 31, 2022.

(k)  At October 31, 2022, the Fund had $8,522,265 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(l)  Includes the impact of the Fund's open positions in derivatives at October 31, 2022.

See Notes to Consolidated Financial Statements

14

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Abbreviations

ADR  American Depositary Receipt

CVR  Contingent Value Rights

GDR  Global Depositary Receipt

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

PJSC  Public Joint Stock Company

SA  Société Anonyme

USD  United States Dollar

Derivative Instruments

Futures contracts ("futures")

At October 31, 2022, open positions in futures for the Fund were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Contracts
NY Harbor ULSD	1	11/2022	$154,312	$3,753
SGX NIFTY 50 Index	1	11/2022	36,121	258
Corn	4	12/2022	138,300	465
Euro-Bund	3	12/2022	410,440	(12,562)
Euro-OAT	1	12/2022	131,319	459
Foreign Exchange CAD/USD	49	12/2022	3,596,845	22,697
Foreign Exchange MXN/USD	90	12/2022	2,251,800	36,599
Foreign Exchange NZD/USD	2	12/2022	116,270	1,520
Foreign Exchange USD/NOK	1	12/2022	99,750	3,032
Foreign Exchange USD/SEK	1	12/2022	99,703	3,672
Foreign Exchange ZAR/USD	9	12/2022	243,900	(6,110)
Lean Hogs	3	12/2022	101,910	(2,648)
Live Cattle	7	12/2022	426,930	2,472
Low Sulphur Gasoil	1	12/2022	101,975	299
Milling Wheat	1	12/2022	17,406	297
Soybean Meal	2	12/2022	85,620	915
Soybean Oil	2	12/2022	87,852	5,047
Canola	2	1/2023	25,808	41
FCOJ-A	1	1/2023	30,165	207
Platinum	1	1/2023	46,505	(1,453)
Total Long Contracts			$8,202,931	$58,960

See Notes to Consolidated Financial Statements

15

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short Contracts
Amsterdam Exchange Index	(2)	11/2022	$(264,412)	$(10,418)
Hang Seng Index	(1)	11/2022	(93,234)	3,839
HSCEI	(1)	11/2022	(31,460)	1,623
MSCI Singapore Index	(13)	11/2022	(255,298)	(8,741)
Natural Gas	(2)	11/2022	(127,100)	(3,074)
OMXS30 Index	(1)	11/2022	(17,779)	(309)
SGX FTSE China A50 Index	(6)	11/2022	(66,966)	4,154
SGX FTSE Taiwan Index	(4)	11/2022	(183,080)	(1,213)
100 oz Gold	(5)	12/2022	(820,350)	12,450
3 Month Canadian Bankers Acceptance	(1)	12/2022	(174,863)	854
Australia 10 Year Bond	(5)	12/2022	(378,934)	(5,828)
Australia 3 Year Bond	(12)	12/2022	(825,406)	(8,997)
Canada 10 Year Bond	(5)	12/2022	(451,536)	(5,031)
Canada 10 Year Bond	(4)	12/2022	(361,229)	2,398
Cocoa	(3)	12/2022	(70,050)	(168)
Coffee 'C'	(1)	12/2022	(66,638)	1,160
Copper	(1)	12/2022	(84,375)	1,673
Cotton No. 2	(1)	12/2022	(36,000)	3,777
EURO STOXX 50 Index	(1)	12/2022	(35,755)	(1,502)
Euro-Bobl	(6)	12/2022	(709,583)	5,790
Euro-BTP	(2)	12/2022	(226,606)	(7,551)
Euro-Bund	(2)	12/2022	(273,627)	1,128
Euro-Buxl	(1)	12/2022	(142,525)	1,048
Euro-OAT	(1)	12/2022	(131,319)	(101)
Euro-Schatz	(10)	12/2022	(1,056,785)	4,419
Foreign Exchange AUD/USD	(101)	12/2022	(6,465,010)	55,331
Foreign Exchange CHF/USD	(1)	12/2022	(125,506)	1,317
Foreign Exchange EUR/USD	(62)	12/2022	(7,690,713)	14,468
Foreign Exchange GBP/USD	(4)	12/2022	(287,150)	735
Foreign Exchange JPY/USD	(94)	12/2022	(7,950,050)	247,990
FTSE 100 Index	(3)	12/2022	(244,526)	(4,121)
FTSE/JSE Top 40 Index	(4)	12/2022	(131,669)	(2,331)
Long Gilt	(3)	12/2022	(351,368)	(16,914)
MSCI Emerging Markets E-Mini Index	(6)	12/2022	(256,080)	7,639
NASDAQ 100 E-Mini Index	(1)	12/2022	(228,945)	(927)
Russell 2000 E-Mini Index	(2)	12/2022	(185,300)	(11,448)
S&P 500 E-Mini Index	(8)	12/2022	(1,553,200)	49,800
S&P 500 E-Mini Index	(1)	12/2022	(194,150)	(2,352)
Short-Term Euro-BTP	(3)	12/2022	(314,441)	(1,112)
Silver	(1)	12/2022	(95,595)	228
U.S. Treasury 2 Year Note	(4)	12/2022	(817,531)	5,113
U.S. Treasury 5 Year Note	(7)	12/2022	(746,156)	4,812
U.S. Treasury 10 Year Note	(8)	12/2022	(884,750)	27,224

See Notes to Consolidated Financial Statements

16

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10 Year Note	(5)	12/2022	$(552,969)	$5,400
U.S. Treasury Long Bond	(3)	12/2022	(361,500)	32,543
U.S. Treasury Ultra Bond	(1)	12/2022	(127,656)	11,967
Robusta Coffee	(5)	1/2023	(92,650)	3,469
Sugar No. 11	(1)	2/2023	(20,126)	(361)
3 Month Canadian Bankers Acceptance	(11)	3/2023	(1,923,294)	14,673
Cocoa	(2)	3/2023	(46,860)	(855)
3 Month Canadian Bankers Acceptance	(7)	6/2023	(1,225,263)	10,201
3 Month EURIBOR	(13)	9/2023	(3,113,692)	(5,318)
3 Month SONIA	(5)	9/2023	(1,364,334)	(10,069)
3 Month SOFR	(10)	12/2023	(2,381,500)	15,270
3 Month SONIA	(5)	12/2023	(1,363,259)	(6,304)
3 Month EURIBOR	(10)	3/2024	(2,396,877)	(3,737)
3 Month SOFR	(10)	3/2024	(2,386,500)	4,583
3 Month SONIA	(2)	3/2024	(545,533)	441
3 Month SOFR	(10)	6/2024	(2,392,625)	14,820
3 Month SONIA	(5)	6/2024	(1,365,265)	(4,468)
3 Month SOFR	(3)	9/2024	(719,325)	2,032
3 Month SONIA	(1)	9/2024	(273,426)	(669)
3 Month SOFR	(9)	12/2024	(2,161,125)	2,785
3 Month SONIA	(4)	12/2024	(1,094,965)	(5,677)
3 Month EURIBOR	(5)	3/2025	(1,199,983)	(2,617)
3 Month SOFR	(4)	3/2025	(961,700)	18
3 Month SONIA	(1)	3/2025	(274,028)	(3,176)
3 Month SOFR	(10)	6/2025	(2,406,625)	883
3 Month SONIA	(4)	6/2025	(1,096,914)	(7,318)
3 Month SOFR	(9)	6/2026	(2,168,100)	3,810
Total Short Contracts			$(69,423,144)	$439,158
Total Futures				$498,118

For the year ended October 31, 2022, the average notional value for the months where the Fund had futures outstanding was $8,632,993 for long positions and $(100,184,217) for short positions. At October 31, 2022, the Fund had $1,515,453 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At October 31, 2022, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
GBP	5,918	USD	6,543	JPM	11/18/2022	$246
USD	1,975,134	CHF	1,959,212	JPM	11/18/2022	15,213
CHF	100,000	USD	99,956	JPM	12/1/2022	222
EUR	45,000	USD	44,513	JPM	12/1/2022	49
USD	52,257	CAD	70,000	JPM	12/1/2022	868

See Notes to Consolidated Financial Statements

17

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold			Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	20,491	CHF		20,000	JPM	12/1/2022	$455
AUD	260,000	JPY		24,373,818	JPM	12/21/2022	1,589
AUD	780,000	JPY		73,123,660	SG	12/21/2022	4,763
AUD	230,000	USD		145,176	SG	12/21/2022	2,183
BRL**	2,160,000	USD		408,850	SG	12/21/2022	4,851
CAD	650,000	USD		473,828	SG	12/21/2022	3,571
CHF	10,000	USD		10,036	SG	12/21/2022	13
CLP**	14,860,000	USD		15,328	SG	12/21/2022	287
CZK	10,790,000	USD		429,480	SG	12/21/2022	4,770
EUR	20,000	TRY		383,107	SG	12/21/2022	51
EUR	30,000	USD		29,199	JPM	12/21/2022	574
EUR	760,000	USD		745,645	SG	12/21/2022	8,595
GBP	700,000	USD		771,706	SG	12/21/2022	32,475
HUF	46,830,000	USD		108,759	SG	12/21/2022	2,652
ILS	80,000	USD		22,475	SG	12/21/2022	260
INR**	8,700,000	USD		103,914	SG	12/21/2022	553
JPY	30,480,131	AUD		320,000	SG	12/21/2022	1,300
JPY	21,220,000	USD		142,737	SG	12/21/2022	903
KRW**	118,590,000	USD		82,754	SG	12/21/2022	412
MXN	10,030,000	USD		495,900	JPM	12/21/2022	5,806
MXN	19,960,000	USD		982,739	SG	12/21/2022	15,674
NOK	300,000	USD		28,201	JPM	12/21/2022	706
NOK	1,900,000	USD		178,796	SG	12/21/2022	4,286
NZD	160,000	USD		91,196	JPM	12/21/2022	1,900
NZD	290,000	USD		164,667	SG	12/21/2022	4,071
PHP**	25,410,000	USD		428,019	SG	12/21/2022	7,592
PLN	6,370,000	EUR		1,317,858	SG	12/21/2022	14,342
PLN	1,500,000	USD		302,447	SG	12/21/2022	8,906
SEK	1,320,000	USD		117,392	SG	12/21/2022	2,675
SGD	1,960,000	USD		1,372,185	SG	12/21/2022	12,802
THB	3,230,000	USD		85,109	SG	12/21/2022	142
TRY	1,762,562	EUR		90,000	JPM	12/21/2022	1,763
TRY	8,228,416	EUR		420,000	SG	12/21/2022	8,384
TRY	960,000	USD		48,724	SG	12/21/2022	885
USD	874,556	AUD		1,290,000	SG	12/21/2022	48,055
USD	1,164,702	CAD		1,530,000	SG	12/21/2022	40,978
USD	1,161,892	CHF		1,120,000	SG	12/21/2022	36,471
USD	96,990	CLP	**	89,880,000	SG	12/21/2022	2,542
USD	299,596	CZK		7,340,000	SG	12/21/2022	4,195
USD	20,104	EUR		20,000	JPM	12/21/2022	255
USD	1,166,814	EUR		1,150,000	SG	12/21/2022	25,531
USD	996,643	GBP		850,000	SG	12/21/2022	20,140
USD	251,196	HUF		101,240,000	SG	12/21/2022	10,341
USD	34,643	ILS		120,000	JPM	12/21/2022	541

See Notes to Consolidated Financial Statements

18

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	387,627	ILS	1,320,000	SG	12/21/2022	$12,500
USD	2,202,360	INR**	178,720,000	SG	12/21/2022	56,339
USD	980,448	JPY	139,060,000	SG	12/21/2022	39,129
USD	703,183	KRW**	977,430,000	SG	12/21/2022	17,719
USD	8,705	NOK	90,000	JPM	12/21/2022	32
USD	559,556	NOK	5,550,000	SG	12/21/2022	24,767
USD	659,804	NZD	1,080,000	SG	12/21/2022	31,406
USD	589,865	PHP**	33,980,000	SG	12/21/2022	7,335
USD	339,799	PLN	1,600,000	SG	12/21/2022	7,688
USD	558,904	SEK	5,840,000	SG	12/21/2022	27,700
USD	1,096,483	SGD	1,540,000	SG	12/21/2022	8,276
USD	48,680	THB	1,820,000	JPM	12/21/2022	644
USD	501,832	THB	18,360,000	SG	12/21/2022	17,243
USD	108,912	ZAR	1,960,000	JPM	12/21/2022	2,621
USD	399,443	ZAR	6,930,000	SG	12/21/2022	23,632
CAD	52,750	USD	38,344	JPM	12/30/2022	407
USD	317,535	CAD	429,168	JPM	12/30/2022	2,264
Total unrealized appreciation						$645,540
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	2,244,832	EUR	2,308,047	JPM	11/18/2022	$(38,659)
USD	65,185	SEK	738,132	JPM	11/18/2022	(1,737)
CAD	1,415,754	USD	1,076,751	JPM	12/1/2022	(37,388)
CHF	345,000	USD	356,975	JPM	12/1/2022	(11,361)
EUR	292,000	USD	294,194	JPM	12/1/2022	(5,031)
USD	79,996	CAD	110,000	JPM	12/1/2022	(760)
USD	195,997	EUR	200,000	JPM	12/1/2022	(2,059)
AUD	60,000	JPY	5,693,096	JPM	12/21/2022	(95)
AUD	1,320,000	JPY	128,240,093	SG	12/21/2022	(22,356)
AUD	360,000	USD	233,926	SG	12/21/2022	(3,276)
CAD	160,000	USD	121,318	SG	12/21/2022	(3,805)
CHF	520,000	USD	531,203	SG	12/21/2022	(8,688)
CLP**	29,180,000	USD	30,931	SG	12/21/2022	(267)
CZK	4,460,000	USD	181,386	SG	12/21/2022	(1,890)
EUR	30,412	PLN	150,000	JPM	12/21/2022	(954)
EUR	994,141	PLN	4,850,000	SG	12/21/2022	(20,104)
EUR	100,000	TRY	1,989,982	JPM	12/21/2022	(3,589)
EUR	890,000	TRY	17,678,266	SG	12/21/2022	(30,266)
EUR	10,000	USD	9,977	JPM	12/21/2022	(53)
EUR	420,000	USD	421,192	SG	12/21/2022	(4,376)
GBP	90,000	USD	104,189	SG	12/21/2022	(794)
HUF	15,860,000	USD	38,162	JPM	12/21/2022	(430)
See Notes to Consolidated Financial Statements

19

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold			Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
HUF	28,420,000	USD		68,478	SG	12/21/2022	$(865)
ILS	170,000	USD		48,510	SG	12/21/2022	(198)
INR**	71,700,000	USD		871,339	SG	12/21/2022	(10,385)
JPY	14,897,438	AUD		160,000	JPM	12/21/2022	(1,669)
JPY	91,768,611	AUD		990,000	SG	12/21/2022	(13,094)
JPY	48,460,000	USD		335,148	SG	12/21/2022	(7,115)
KRW**	426,630,000	USD		301,509	SG	12/21/2022	(2,316)
NOK	780,000	USD		77,039	SG	12/21/2022	(1,879)
NZD	170,000	USD		102,573	SG	12/21/2022	(3,658)
PHP**	5,410,000	USD		93,244	SG	12/21/2022	(499)
PLN	930,000	EUR		195,107	SG	12/21/2022	(589)
PLN	1,020,000	USD		213,704	SG	12/21/2022	(1,984)
SEK	890,000	USD		81,972	SG	12/21/2022	(1,019)
SGD	280,000	USD		199,456	SG	12/21/2022	(1,601)
THB	2,170,000	USD		57,721	SG	12/21/2022	(446)
TRY	1,719,895	EUR		90,000	SG	12/21/2022	(443)
USD	82,511	AUD		130,000	SG	12/21/2022	(779)
USD	400,393	BRL	**	2,160,000	SG	12/21/2022	(13,306)
USD	7,287	CAD		10,000	JPM	12/21/2022	(58)
USD	422,950	CAD		580,000	SG	12/21/2022	(3,037)
USD	170,387	CHF		170,000	SG	12/21/2022	(435)
USD	62,359	CLP	**	61,290,000	SG	12/21/2022	(2,047)
USD	339,821	CZK		8,590,000	SG	12/21/2022	(5,889)
USD	9,763	EUR		10,000	JPM	12/21/2022	(161)
USD	638,105	EUR		650,000	SG	12/21/2022	(6,968)
USD	487,423	GBP		440,000	SG	12/21/2022	(18,062)
USD	20,662	HUF		9,110,000	JPM	12/21/2022	(1,011)
USD	65,767	HUF		28,590,000	SG	12/21/2022	(2,249)
USD	39,740	ILS		140,000	JPM	12/21/2022	(46)
USD	84,736	ILS		300,000	SG	12/21/2022	(521)
USD	35,049	INR	**	2,920,000	SG	12/21/2022	(13)
USD	189,880	JPY		28,130,000	SG	12/21/2022	(536)
USD	226,043	KRW	**	323,940,000	SG	12/21/2022	(1,135)
USD	102,758	MXN		2,110,000	JPM	12/21/2022	(2,786)
USD	385,607	MXN		7,920,000	SG	12/21/2022	(10,557)
USD	36,718	NOK		390,000	JPM	12/21/2022	(863)
USD	109,426	NOK		1,170,000	SG	12/21/2022	(3,312)
USD	28,382	NZD		50,000	JPM	12/21/2022	(710)
USD	148,240	NZD		260,000	SG	12/21/2022	(3,041)
USD	210,454	PHP	**	12,460,000	SG	12/21/2022	(3,151)
USD	38,467	PLN		190,000	JPM	12/21/2022	(972)
USD	206,365	PLN		1,030,000	SG	12/21/2022	(7,432)
USD	105,857	SEK		1,180,000	SG	12/21/2022	(1,475)
USD	999,428	SGD		1,430,000	SG	12/21/2022	(11,050)

See Notes to Consolidated Financial Statements

20

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	46,096	TRY	930,000	JPM	12/21/2022	$(1,962)
USD	313,465	TRY	6,200,000	SG	12/21/2022	(6,919)
USD	5,954	ZAR	110,000	SG	12/21/2022	(11)
ZAR	460,000	USD	25,438	JPM	12/21/2022	(492)
ZAR	2,150,000	USD	118,494	SG	12/21/2022	(1,899)
USD	940,048	CAD	1,280,304	JPM	12/30/2022	(476)
USD	46,503	GBP	42,441	JPM	12/30/2022	(2,277)
Total unrealized depreciation						$(361,336)
Net unrealized appreciation						$284,204

**  Non-deliverable forward.

For the year ended October 31, 2022, the average notional value for the months where the Fund had forward contracts outstanding was $9,333,770.

Equity swap contracts ("equity swaps")

At October 31, 2022, the Fund had outstanding equity swaps as follows:

Over the counter equity swaps — Long(a)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
JPM	Aareal Bank AG	EUR	277,184	5/24/2023	1.30%	0.65%	1	D ESTR	T/1M	$5,007
MS	adidas AG	EUR	324,061	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(252,713)
JPM	Alliance Aviation Services Ltd.	AUD	37,145	7/14/2023	3.21%	0.65%	1	D RBACR	T/1M	(2,119)
MS	Amundi SA	EUR	718,707	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(147,909)
MS	Anima Holding SpA	EUR	287,810	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(99,401)
MS	Aspen Pharmacare Holdings Ltd.	USD	22,283	12/15/2022	3.98%	0.90%	1	D FEDEF	T/1M	(14,851)
JPM	Atlantia SpA	EUR	658,884	4/25/2023	1.30%	0.65%	1	D ESTR	T/1M	(4,519)
JPM	Autogrill SpA	EUR	84,385	9/28/2023	1.30%	0.65%	1	D ESTR	T/1M	(332)
JPM	Biffa plc	GBP	105,487	7/13/2023	2.48 2.58%	%-	0.30 0.40%	%-	1	D SONIA	T/1M	1,812
MS	Brenntag SE	EUR	252,334	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	7,362
MS	Bureau Veritas SA	EUR	622,463	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	77,502
MS	Croda International plc	GBP	59,420	12/2/2022	2.82%	0.64%	1	D SONIA	T/1M	5,525
MS	Danone SA	EUR	702,595	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(40,960)
JPM	Distell Group Holdings Ltd.	ZAR	3,517,570	11/18/2022	7.21%	0.90%	1	M JIBAR	T/1M	5,815
JPM	Electricite de France SA	EUR	249,050	6/22/2023	1.05 1.30%	%-	0.40 0.65%	%-	1	D ESTR	T/1M	13,091
MS	Elis SA	EUR	316,303	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(29,100)

See Notes to Consolidated Financial Statements

21

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
JPM	EMIS Group plc	GBP	70,325	6/29/2023	2.58%	0.40%	1	D SONIA	T/1M	$(751)
JPM	Entain plc	GBP	60,182	2/8/2023	2.58%	0.40%	1	D SONIA	T/1M	(12,542)
MS	Eurofins Scientific SE	EUR	87,647	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(18,938)
JPM	Euromoney Institutional Investor plc	GBP	100,361	9/6/2023	2.58%	0.40%	1	D SONIA	T/1M	240
MS	Gerresheimer AG	EUR	47,096	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(5,733)
MS	HeidelbergCement AG	EUR	380,244	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(76,182)
MS	Hermes International	EUR	169,055	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	35,337
MS	Holcim AG	CHF	302,442	12/9/2022	1.02%	0.57%	1	D SARON	T/1M	(10,295)
JPM	HomeServe plc	GBP	252,820	5/23/2023	2.58%	0.40%	1	D SONIA	T/1M	3,779
MS	Hypera SA	USD	107,905	12/7/2022	3.73%	0.65%	1	D FEDEF	T/1M	24,979
JPM	Intertrust NV	EUR	108,543	12/8/2022	1.30%	0.65%	1	D ESTR	T/1M	1,269
MS	ITV plc	GBP	110,548	12/2/2022	2.82%	0.64%	1	D SONIA	T/1M	(34,953)
MS	Kering SA	EUR	690,449	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(39,235)
JPM	Link Administration Holdings Ltd.	AUD	54,942	12/30/2022	3.21%	0.65%	1	D RBACR	T/1M	(23,361)
MS	LVMH Moet Hennessy Louis Vuitton SE	EUR	177,003	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	21,050
JPM	MFE-MediaForEurope NV	EUR	9,678	7/12/2023	1.30%	0.65%	1	D ESTR	T/1M	(4,227)
JPM	Micro Focus International plc	GBP	115,058	8/31/2023	2.58%	0.40%	1	D SONIA	T/1M	(62)
MS	NAVER Corp.	USD	56,046	9/15/2023	4.58%	1.50%	1	D FEDEF	T/1M	(23,189)
JPM	Nearmap Ltd.	AUD	103,000	9/1/2023	3.21%	0.65%	1	D RBACR	T/1M	(763)
JPM	Orange Belgium SA	EUR	17,174	12/9/2022	1.05 1.15%	%-	0.40 0.50%	%-	1	D ESTR	T/1M	(2,498)
MS	Orpea SA	EUR	42,177	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(104,104)
MS	Publicis Groupe SA	EUR	49,250	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	6,997
JPM	R&Q Insurance Holdings Ltd.	GBP	4,489	4/11/2023	2.58%	0.40%	1	D SONIA	T/1M	(5,840)
MS	Ryanair Holdings plc	EUR	181,806	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	6,857
MS	SAP SE	EUR	268,788	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(80,755)
JPM	Siemens Gamesa Renewable Energy SA	EUR	140,501	5/25/2023	1.30%	0.65%	1	D ESTR	T/1M	802
JPM	Siltronic AG	EUR	66,266	2/7/2023	1.30%	0.65%	1	D ESTR	T/1M	(77,409)
MS	Smith & Nephew plc	GBP	447,164	12/2/2022	2.82%	0.64%	1	D SONIA	T/1M	(85,477)
JPM	SOHO China Ltd.	HKD	88,455	6/23/2023	3.53%	0.40%	1	D HONIA	T/1M	(2,940)
JPM	Spire Healthcare Group plc	GBP	20,066	6/20/2023	2.58%	0.40%	1	D SONIA	T/1M	460
MS	Stroeer SE & Co. KGaA	EUR	93,206	12/9/2022	1.45%	0.60%	1	M EURIBOR	T/1M	(68,933)
JPM	Swedish Match AB	SEK	12,697,072	5/15/2023	2.05%	0.40%	1	M STIBOR	T/1M	91,919
JPM	Telecom Italia SpA	EUR	10,782	11/24/2022	1.30%	0.65%	1	D ESTR	T/1M	(13,785)
Total Long Positions of equity swaps	$(974,073)

See Notes to Consolidated Financial Statements

22

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Over the counter equity swaps — Short(c)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate		Frequency of Fund Receipt/ Payment	Value and Unrealized Appreciation/ (Depreciation)
MS	Air Liquide SA	EUR	(465,696)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	$(16,783)
MS	Allianz SE (Registered)	EUR	(363,307)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	10,537
MS	AXA SA	EUR	(255,475)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	(18,181)
MS	BASF SE	EUR	(195,916)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	31,331
MS	Bayerische Motoren Werke AG	EUR	(115,622)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	1,149
MS	Deutsche Post AG (Registered)	EUR	(258,157)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	37,140
MS	Deutsche Telekom AG (Registered)	EUR	(371,168)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	(42,613)
MS	Enel SpA	EUR	(103,612)	12/9/2022	0.25%	(0.40)%	1	D ESTR	1M/T	33,894
MS	Engie SA	EUR	(243,362)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	(17,600)
JPM	Grifols SA	USD	(20,692)	4/14/2023	2.66%	(0.40)%	1	D OBFR	1M/T	20,047
MS	H & M Hennes & Mauritz AB	SEK	(1,215,861)	10/19/2023	(1.45)%	(3.13)%	1	W STIBOR	1M/T	73,780
MS	Hannover Rueck SE	EUR	(236,818)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	(7,680)
MS	Merck & Co., Inc.	USD	(156,759)	12/14/2022	2.73%	(0.35)%	1	D FEDEF	1M/T	(27,215)
MS	Pfizer, Inc.	USD	(129,921)	12/14/2022	2.73%	(0.35)%	1	D FEDEF	1M/T	(11,348)
JPM	Rentokil Initial plc	USD	(198,521)	4/12/2023	2.66%	(0.40)%	1	D OBFR	1M/T	(4,503)
MS	Schneider Electric SE	EUR	(326,678)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	(4,591)
MS	Swisscom AG (Registered)	CHF	(243,690)	12/9/2022	0.10%	(0.35)%	1	D SARON	1M/T	5,923
MS	Telefonica SA	EUR	(99,072)	12/9/2022	0.25%	(0.40)%	1	D ESTR	1M/T	(2,113)
MS	Tencent Holdings Ltd.	USD	(157,153)	7/21/2023- 10/17/2023	2.68%	(0.40)%	1	D FEDEF	1M/T	73,912
MS	Vinci SA	EUR	(331,255)	12/9/2022	0.30%	(0.35)%	1	D ESTR	1M/T	(15,823)
Total Short Positions of equity swaps										$119,263
Total Long and Short Positions of equity swaps										$(854,810)
Total Financing Costs and Other Receivables/(Payables) of equity swaps										$14,082
Total Long and Short Positions including Financing Costs and Other Receivables/(Payables) of equity swaps										$(840,728)

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at October 31, 2022.

(c)  The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.

See Notes to Consolidated Financial Statements

23

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

For the year ended October 31, 2022, the average notional value for the months where the Fund had equity swaps outstanding was $9,410,691 for long positions and $(4,150,288) for short positions.

At October 31, 2022, the Fund had cash collateral of $1,380,000, $2,530,000 and $157,074 deposited in a segregated account for JPMorgan Chase Bank, NA, Morgan Stanley Capital Services LLC and Societe Generale, respectively, to cover collateral requirements on over the counter derivatives.

Written option contracts ("options written")

At October 31, 2022, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Health Care Providers & Services
Signify Health, Inc.	13	$(37,999)	$30.00	11/18/2022	$(65)
Total options written (premium received $384)					$(65)

For the year ended October 31, 2022, the average market value for the months where the Fund had options written outstanding was $(846). At October 31, 2022, the Fund had securities pledged in the amount of $238,575 to JPMorgan Chase Bank, NA to cover collateral requirements for options written.

Abbreviations

ESTR  Euro Short-Term Rate

EURIBOR  Euro Interbank Offered Rate

FEDEF  Federal Funds Floating Rate

FTSE  Financial Times Stock Exchange

JSE  Johannesburg Stock Exchange

HONIA  Hong Kong Overnight Index Average

HSCEI  Hang Seng China Enterprises Index

JIBAR  Johannesburg Interbank Agreed Rate

JPM  JPMorgan Chase Bank, NA

MS  Morgan Stanley Capital Services LLC

MSCI  Morgan Stanley Capital International

OBFR  Overnight Bank Funding Rate

OMX  Stockholm Stock Exchange

RBACR  Reserve Bank of Australia Cash Rate

SARON  Swiss Average Overnight Rate

SG  Societe Generale

SGX  Singapore Exchange

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average Rate

STIBOR  Stockholm Interbank Offered Rate

T  Termination Date

1D  One Day

1M  One Month

1W  One Week

See Notes to Consolidated Financial Statements

24

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Currency Abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CZK  Czech Republic Koruna

EUR  Euro

GBP   Pound Sterling

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israeli New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of October 31, 2022:

Asset Valuation Inputs	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks
Capital Markets	$377,039	$—	$610	$377,649
Food & Staples Retailing	405,003	—	—	405,003
Health Care Providers & Services	1,381,083	66,630	—	1,447,713
Insurance	740,559	438,217	—	1,178,776
Interactive Media & Services	1,474,793	14,956	—	1,489,749
Internet & Direct Marketing Retail	2,696,424	139,999	241,323	3,077,746
Media	2,021,221	—	1,606	2,022,827
Multiline Retail	246,868	—	—	246,868
Oil, Gas & Consumable Fuels	1,328,382	—	—	1,328,382
Pharmaceuticals	2,247,475	—	—	2,247,475
Semiconductors & Semiconductor Equipment	1,445,785	—	—	1,445,785

See Notes to Consolidated Financial Statements

25

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

Asset Valuation Inputs (cont'd)	Level 1	Level 2	Level 3*	Total
Specialty Retail	$501,324	$—	$5,200	$506,524
Other Common Stocks(a)	24,913,802	—	—	24,913,802
Total Common Stocks	39,779,758	659,802	248,739	40,688,299
Convertible Preferred Stocks(a)	49,248	—	—	49,248
Corporate Bonds(a)	—	—	—	—
Loan Assignments(a)	—	—	5,738	5,738
Rights
Biotechnology	—	—	131,180	131,180
IT Services	—	—	12,025	12,025
Metals & Mining	23,760	—	4	23,764
Pharmaceuticals	—	—	5,937	5,937
Total Rights	23,760	—	149,146	172,906
Warrants
Capital Markets	51	—	8	59
Leisure Products	1,925	—	—	1,925
Total Warrants	1,976	—	8	1,984
Short-Term Investments	—	97,523,849	—	97,523,849
Total Long Positions	$39,854,742	$98,183,651	$403,631	$138,442,024

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Common Stocks(a)(b)	Corporate Bonds(a)(c)	Loan Assignments(a)	Rights(a)(b)	Warrants(a)	Total
Assets:
Investments in Securities:
Beginning Balance as of November 1, 2021	$437,077	$—	$6,311	$177,026	$166,761	$787,175
Transfers into Level 3	295,686	—	—	—	—	295,686
Transfers out of Level 3	—	—	—	—	—	—
Accrued discounts/(premiums)	—	—	(1,321)	—	—	(1,321)
Realized gain/(loss)	(405,583)	—	(1,956)	44,863	(133,392)	(496,068)
Change in unrealized appreciation/ (depreciation)	(17,382)	—	(91,548)	(5,329)	(15,267)	(129,526)
Purchases	116,372	—	110,788	11,470	300,108	538,738
Sales	(177,431)	—	(16,536)	(78,884)	(318,202)	(591,053)
Balance as of October 31, 2022	$248,739	$—	$5,738	$149,146	$8	$403,631
Net change in unrealized appreciation/ (depreciation) on investments still held as of October 31, 2022	$(160,263)	$—	$(91,548)	$6,626	$(112)	$(245,297)

See Notes to Consolidated Financial Statements

26

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

(a)  As of the year ended October 31, 2022, these securities were fair valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets; therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  These securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(c)  The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values are zero.

The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund's short investments as of October 31, 2022:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(8,433,133)	$—	$—	$(8,433,133)
Total Short Positions	$(8,433,133)	$—	$—	$(8,433,133)

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of October 31, 2022:

Other Financial Instruments	Level 1	Level 2	Level 3*	Total
Futures(a)
Assets	$663,598	$—	$—	$663,598
Liabilities	(165,480)	—	—	(165,480)
Forward contracts(a)
Assets	—	645,540	—	645,540
Liabilities	—	(361,336)	—	(361,336)
Swaps
Assets	—	611,598	—	611,598
Liabilities	—	(1,452,326)	—	(1,452,326)
Options written
Liabilities	(65)	—	—	(65)
Total	$498,053	$(556,524)	$—	$(58,471)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Consolidated Financial Statements

27

Consolidated Schedule of Investments Absolute Return Multi-Manager Fund^ (cont'd)

*  The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

Other Financial Instruments:	Equity swaps(a)
Beginning Balance as of November 1, 2021	$(3,127)
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/(premiums)	—
Realized gain/(loss)	3,127
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Balance as of October 31, 2022	$—
Net change in unrealized appreciation/(depreciation) on investments still held as of October 31, 2022	$—

(a)  At the beginning of the year, certain equity swaps were valued in accordance with procedures approved by the Board of Trustees. The Fund held no Level 3 derivatives at October 31, 2022.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Consolidated Financial Statements

28

Consolidated Statement of Assets and Liabilities

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2022
Assets
Investments in securities, at value* (Note A)—see Consolidated Schedule of Investments:
Unaffiliated issuers(a)	$138,442,024
Cash	2,102,724
Due from brokers	88,267
Due from custodian	201,677
Cash collateral segregated for short sales (Note A)	8,522,265
Cash collateral segregated for over the counter derivatives (Note A)	4,067,074
Dividends and interest receivable	315,524
Receivable for securities sold	903,332
Receivable for Fund shares sold	172,552
Deposits with brokers for futures contracts (Note A)	1,515,453
Receivable for variation margin on futures contracts (Note A)	226,263
Receivable from administrator—net (Note B)	34,586
Over the counter swap contracts, at value (Note A)	611,598
Receivable for forward foreign currency contracts (Note A)	645,540
Prepaid expenses and other assets	13,544
Total Assets	157,862,423
Liabilities
Due to custodian, foreign currency(b)	1,422,296
Investments sold short, at value(c) (Note A)	8,433,133
Options contracts written, at value(d) (Note A)	65
Over the counter swap contracts, at value (Note A)	1,452,326
Payable to investment manager—net (Note B)	190,365
Payable for securities purchased	4,241,160
Payable for Fund shares redeemed	196,419
Payable for forward foreign currency contracts (Note A)	361,336
Payable to trustees	16,634
Payable for audit fees	129,238
Payable for custodian and accounting fees	64,577
Other accrued expenses and payables	55,016
Total Liabilities	16,562,565
Net Assets	$141,299,858
Net Assets consist of:
Paid-in capital	$251,787,955
Total distributable earnings/(losses)	(110,488,097)
Net Assets	$141,299,858

See Notes to Consolidated Financial Statements

29

Consolidated Statement of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2022
Net Assets
Institutional Class	$123,956,363
Class A	8,347,846
Class C	2,807,236
Class R6	3,953,003
Class E	2,235,410
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	10,445,317
Class A	718,175
Class C	257,443
Class R6	332,844
Class E	186,701
Net Asset Value, offering and redemption price per share
Institutional Class	$11.87
Class R6	$11.88
Class E	$11.97
Net Asset Value and redemption price per share
Class A	$11.62
Offering Price per share
Class A‡	$12.33
Net Asset Value and offering price per share
Class C^	$10.90
*Cost of Investments:
(a) Unaffiliated issuers	$141,068,932
(b) Total cost of foreign currency	$(1,548,949)
(c) Proceeds from investments sold short	$9,916,109
(d) Premium received from option contracts written	$384

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

30

Consolidated Statement of Operations

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Year Ended October 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,049,007
Interest and other income—unaffiliated issuers	5,948
Foreign taxes withheld	(15,660)
Total income	$1,039,295
Expenses:
Investment management fees (Note B)	1,407,752
Administration fees (Note B):
Institutional Class	101,211
Class A	18,518
Class C	6,827
Class R6	2,196
Distribution fees (Note B):
Class A	17,806
Class C	26,257
Shareholder servicing agent fees:
Institutional Class	1,186
Class A	295
Class C	469
Class R6	134
Class E	1,592
Audit fees	129,239
Custodian and accounting fees	268,657
Insurance	2,057
Legal fees	121,609
Registration and filing fees	74,161
Shareholder reports	26,181
Trustees' fees and expenses	43,815
Dividend and interest expense on securities sold short (Note A)	221,911
Miscellaneous and other fees	10,692
Total expenses	2,482,565
Expenses reimbursed by Management (Note B)	(568,029)
Investment management fees waived (Note B)	(20,331)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(162)
Total net expenses	1,894,043
Net investment income/(loss)	$(854,748)

See Notes to Consolidated Financial Statements

31

Consolidated Statement of Operations (cont'd)

Neuberger Berman Alternative Funds

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Year Ended October 31, 2022
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(200,080)
Closed short positions of unaffiliated issuers	(253,490)
Settlement of forward foreign currency contracts	1,322,760
Settlement of foreign currency transactions	(347,644)
Expiration or closing of futures contracts	8,696,329
Expiration or closing of option contracts written	4,292
Expiration or closing of swap contracts	(458,628)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(6,613,556)
Short positions of unaffiliated issuers	2,126,134
Forward foreign currency contracts	267,659
Foreign currency translations	434,939
Futures contracts	(16,217)
Option contracts written	319
Swap contracts	(605,223)
Net gain/(loss) on investments	4,357,594
Net increase/(decrease) in net assets resulting from operations	$3,502,846

See Notes to Consolidated Financial Statements

32

Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND
	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(854,748)	$(1,010,777)
Net realized gain/(loss) on investments	8,763,539	5,545,611
Change in net unrealized appreciation/(depreciation) of investments	(4,405,945)	1,638,511
Net increase/(decrease) in net assets resulting from operations	3,502,846	6,173,345
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(99,310)	(1,342,136)
Class A	—	(89,751)
Class C	—	(32,769)
Class R6	(11,210)	(27,655)
Total distributions to shareholders	(110,520)	(1,492,311)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	82,617,337	13,388,746
Class A	2,552,678	1,326,832
Class C	820,377	10,526
Class R6	2,911,777	3,434,385
Class E	2,282,555	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	88,773	1,224,720
Class A	—	73,520
Class C	—	32,275
Class R6	11,137	27,165
Payments for shares redeemed:
Institutional Class	(22,946,066)	(41,654,149)
Class A	(1,405,508)	(1,435,284)
Class C	(1,126,611)	(1,933,733)
Class R6	(2,690,988)	(1,661,060)
Class E	(153,393)	—
Net increase/(decrease) from Fund share transactions	62,962,068	(27,166,057)
Net Increase/(Decrease) in Net Assets	66,354,394	(22,485,023)
Net Assets:
Beginning of year	74,945,464	97,430,487
End of year	$141,299,858	$74,945,464

See Notes to Consolidated Financial Statements

33

Notes to Consolidated Financial Statements Absolute
Return Multi-Manager Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") is a separate operating series of the Trust, and is diversified. The Fund offers Institutional Class shares, Class A shares, Class C shares, Class R6 shares and Class E shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund invests in commodity-related instruments through Neuberger Berman Cayman ARMM Fund I Ltd. (the "Subsidiary"), which is organized under the laws of the Cayman Islands. The Fund is and expects to remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2022, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$23,460,012	16.6%

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

34

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, convertible preferred stocks, rights, warrants and exchange-traded options written for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments for long positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.

35

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which the Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement

36

of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2022, was $18,703.

6  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2022, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

For federal income tax purposes, the estimated cost of investments held at October 31, 2022, was $141,527,132. The estimated gross unrealized appreciation was $1,333,649 and estimated gross unrealized depreciation was $12,655,207 resulting in net unrealized depreciation in value of investments of $11,321,558 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended October 31, 2022, the Fund recorded permanent reclassifications primarily related to prior year true up adjustments, prior year true up adjustments on real estate investment trust ("REIT")/non REIT return of capital adjustment, wholly owned subsidiary income and gain (loss) and amortization of bond premium. For the year ended October 31, 2022, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Total Distributable Earnings/(Losses)
$5,007,542	$(5,007,542)

The tax character of distributions paid during the years ended October 31, 2022, and October 31, 2021, was as follows:

Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
$110,520	$1,492,311	$—	$—	$—	$—	$—	$—	$110,520	$1,492,311

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As of October 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,016,442	$—	$(11,109,542)	$(103,298,422)	$(96,575)	$(110,488,097)

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and/or recognized on wash sales and straddles, mark-to-market on adjustments on swaps, futures and forward contracts, amortization of organizational expenses, tax adjustments related to swap contracts and other investments, mark-to-market adjustments on passive foreign investment companies ("PFICs"), wholly owned subsidiary inclusions, capital loss carryforwards, amortization of bond premium and gain on constructive sale.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2022, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

  Capital Loss Carryforwards

Long-Term	Short-Term
$35,171,011	$68,127,411

During the year ended October 31, 2022, the Fund utilized capital loss carryforwards of $3,647,889.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2022, there were no outstanding balances of accrued capital gains taxes for the Fund.

As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), the Fund may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Consolidated Statement of Assets and Liabilities. The Fund has determined that certain ECJ tax reclaims in Sweden are "more likely than not" to be sustained after examination by tax authorities. The income recognized from these ECJ tax reclaims is reflected as "Interest and other income—unaffiliated issuers" in the Consolidated Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected as "Miscellaneous and other fees" in the Consolidated Statement of Operations.

8  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2022, the Fund estimated these amounts for the period January 1, 2022 to October 31, 2022 within the financial statements because the 2022 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to

38

the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2022, the character of distributions paid to shareholders of the Fund, if any, disclosed within the Consolidated Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein, may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred are included in the

39

"Dividend and interest expense on securities sold short" on the Consolidated Statement of Operations and were $(10,830) for the year ended October 31, 2022.

At October 31, 2022, the Fund had cash pledged in the amount of $8,522,265 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets.

12  Investment company securities and exchange traded funds: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, which the Fund was required to comply with on January 19, 2022, or any other applicable exemptive relief. Prior to the compliance date of Rule 12d1-4, a Fund was permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of exemptive orders. These exemptive orders along with Rule 12d1-2 were rescinded upon the compliance date of Rule 12d1-4. Rule 12d1-4 contains elements from the SEC's prior exemptive orders permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

13  When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

14  Derivative instruments: The Fund's use of derivatives during the year ended October 31, 2022, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives, at October 31, 2022. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

The SEC adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Futures contracts: During the year ended October 31, 2022, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a

40

percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund or Subsidiary because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund or Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

Forward foreign currency contracts: During the year ended October 31, 2022, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Equity swap contracts: During the year ended October 31, 2022, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security for the return based on a fixed or floating interest rate during the period of the swap. Upon entering an equity swap, the Fund may be required to pledge an amount of cash and/or other assets to the broker which is equal to a certain percentage of the contract amount (initial margin). Subsequent payments known as variation margins are made or received by the Fund periodically depending on the fluctuations in the value of the underlying security. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the

41

discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Consolidated Statement of Operations.

Written options: During the year ended October 31, 2022, the Fund used options written to generate incremental returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At October 31, 2022, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$—	$—	$611,598	$—	$—	$611,598
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	387,361	67,313	172,671	36,253	663,598
Forward contracts	Receivable for forward foreign currency contracts	—	645,540	—	—	—	645,540
Total Value—Assets		$—	$1,032,901	$678,911	$172,671	$36,253	$1,920,736

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Liability Derivatives

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Over the counter swaps	Over the counter swap contracts, at value(1)	$—	$—	$(1,452,326)	$—	$—	$(1,452,326)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(6,110)	(43,362)	(107,449)	(8,559)	(165,480)
Forward contracts	Payable for forward foreign currency contracts	—	(361,336)	—	—	—	(361,336)
Options written	Option contracts written, at value	—	—	(65)	—	—	(65)
Total Value—Liabilities		$—	$(367,446)	$(1,495,753)	$(107,449)	$(8,559)	$(1,979,207)

(1)  "Over the counter swaps" reflects the cumulative unrealized appreciation/(depreciation) of the over the counter swap contracts plus accrued interest as of October 31, 2022.

(2)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of October 31, 2022, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Total distributable earnings/(losses)." The current day's variation margin as of October 31, 2022, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the year ended October 31, 2022, was as follows:

Realized Gain/(Loss)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	$—	$1,322,760	$—	$—	$—	$1,322,760
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	—	3,660,299	127,690	3,758,000	1,150,340	8,696,329
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	4,292	—	—	4,292
Swaps	Net realized gain/(loss) on: Expiration or closing of swaps contracts	—	—	(458,628)	—	—	(458,628)
Total Realized Gain/(Loss)		$—	$4,983,059	$(326,646)	$3,758,000	$1,150,340	$9,564,753

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Change in Appreciation/(Depreciation)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$—	$267,659	$—	$—	$—	$267,659
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	—	301,169	25,513	(254,039)	(88,860)	(16,217)
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	—	319	—	—	319
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	(605,223)	—	—	(605,223)
Total Change in Appreciation/ (Depreciation)		$—	$568,828	$(579,391)	$(254,039)	$(88,860)	$(353,462)

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's over the counter derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2022.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$611,598	$—	$611,598
Forward contracts	645,540	—	645,540
Total	$1,257,138	$—	$1,257,138

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Societe Generale	$609,385	$(245,737)	$—	$363,648
JPMorgan Chase Bank, NA	186,729	(186,729)	—	—
Morgan Stanley Capital Services LLC	461,024	(461,024)	—	—
	$1,257,138	$(893,490)	$—	$363,648
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Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Over the counter swap contracts	$(1,452,326)	$—	$(1,452,326)
Forward contracts	(361,336)	—	(361,336)
Total	$(1,813,662)	$—	$(1,813,662)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Societe Generale	$(245,737)	$245,737	$—	$—
JPMorgan Chase Bank, NA	(271,250)	186,729	(84,521)	—
Morgan Stanley Capital Services LLC	(1,296,675)	461,024	(835,651)	—
	$(1,813,662)	$893,490	$(920,172)	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2022, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2022.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2022, the impact of this arrangement was a reduction in expenses of $162.

17  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion.

NBIA has contractually agreed to waive its Class E management fee for the Fund. This undertaking lasts until October 31, 2023 and may not be terminated during its term without the consent of the Board. Management fees contractually waived pursuant to this waiver for Class E are not subject to recovery by NBIA. For the period from January 11, 2022 (commencement of operations for Class E) to October 31, 2022, the total amount of management fees waived was $20,331, which is equivalent to an annualized percentage rate of 1.70% of Class E's average daily net assets. Accordingly, for the year ended October 31, 2022, the investment management fee pursuant to the

45

Management Agreement was equivalent to an annual net effective rate of 1.69% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the Class level and each share class of the Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of Class A and Class C; 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains JPM as its sub-administrator under a Sub-Administration Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2022, these Subsidiary expenses amounted to $131,628.

At October 31, 2022, the Fund's contingent liabilities to NBIA under the agreements were as follows:

			Expenses Reimbursed in the Year Ended October 31,
			2020	2021	2022
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2023	2024	2025
Institutional Class	1.97%	10/31/25	$567,149	$522,331	$466,613
Class A	2.33%	10/31/25	48,102	52,624	50,562
Class C	3.08%	10/31/25	36,584	29,872	19,300
Class R6	1.87%	10/31/25	8,302	20,018	31,554

(1)  Expense limitation per annum of the respective class' average daily net assets.

The Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended October 31, 2022, there was no repayment to NBIA under these agreements.

At October 31, 2022, NBIA engaged BH-DG Systematic Trading LLP, GAMCO Asset Management Inc., P/E Global, LLC and Portland Hill Asset Management Limited as subadvisers of the Fund to provide investment advisory services. NBIA compensates the subadvisers out of the investment management fees it receives from the Fund.

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

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However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2022, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Class A	$2,112	$—	$—	$—
Class C	—	1,725	—	—

Note C—Securities Transactions:

During the year ended October 31, 2022, there were purchase and sale transactions of long-term securities (excluding swaps, forward contracts, futures and written option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
$—	$231,534,011	$18,348,626	$—	$159,927,338	$18,210,256

During the year ended October 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.

47

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2022, and October 31, 2021, was as follows:

	For the Year Ended October 31, 2022				For the Year Ended October 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	7,053,667	7,933	(2,000,324)	5,061,276	1,193,212	112,670	(3,744,648)	(2,438,766)
Class A	223,834	—	(124,826)	99,008	120,424	6,871	(131,167)	(3,872)
Class C	76,488	—	(106,389)	(29,901)	1,003	3,170	(185,571)	(181,398)
Class R6	256,986	996	(238,415)	19,567	308,693	2,499	(148,484)	162,708
Class E(a)	200,163	—	(13,462)	186,701	—	—	—	—

(a)  Period from January 11, 2022 (Commencement of Operations) to October 31, 2022.

Other: At October 31, 2022, affiliated persons, as defined in the 1940 Act, owned 0.02% of the Fund's outstanding shares.

Note E—Line of Credit:

At October 31, 2022, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2022. During the year ended October 31, 2022, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of Accounting Standards Update No. 2020-04 ("ASU 2020-04"), which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update

48

clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's consolidated financial statements.

In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

Note G—Other Matters:

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.

Russia's invasion of Ukraine: Russia's invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia's actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

49

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Consolidated Financial Highlights

Absolute Return Multi-Manager Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†d	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)Ø	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
10/31/2022	$11.40	$(0.11)	$0.60	$0.49	$(0.02)	$—	$(0.02)	$11.87	4.30%	$124.0	2.93%	2.67%	2.24%	1.98%	(0.97)%		204%		204%
10/31/2021	$10.80	$(0.13)	$0.92	$0.79	$(0.19)	$—	$(0.19)	$11.40	7.40%	$61.4	2.94%	2.74%	2.17%	1.97%	(1.16)%		296%		308%
10/31/2020	$10.97	$0.01	$0.21	$0.22	$(0.39)	$—	$(0.39)	$10.80	2.01%	$84.5	2.69%	2.54%	2.12%	1.97%	0.10%		230%		219%
10/31/2019	$10.71	$0.08	$0.19	$0.27	$(0.01)	$—	$(0.01)	$10.97	2.48%	$157.6	2.59%	2.27%	2.30%	1.98%	0.77%		248%		246%
10/31/2018	$10.77	$0.09	$(0.15)	$(0.06)	$—	$—	$—	$10.71	(0.56)%	$201.1	2.53%	2.16%	2.34%	1.97%	0.86%		194%		179%
Class A
10/31/2022	$11.19	$(0.15)	$0.58	$0.43	$—	$—	$—	$11.62	3.84%	$8.3	3.29%	3.02%	2.58%	2.31%	(1.37)%		204%		204%
10/31/2021	$10.60	$(0.18)	$0.92	$0.74	$(0.15)	$—	$(0.15)	$11.19	7.07%	$6.9	3.32%	3.11%	2.54%	2.33%	(1.60)%		296%		308%
10/31/2020	$10.78	$(0.03)	$0.20	$0.17	$(0.35)	$—	$(0.35)	$10.60	1.58%	$6.6	3.22%	3.08%	2.47%	2.33%	(0.32)%		230%		219%
10/31/2019	$10.55	$0.04	$0.19	$0.23	$—	$—	$—	$10.78	2.18%	$7.3	2.98%	2.65%	2.67%	2.33%	0.40%		248%		246%
10/31/2018	$10.65	$0.06	$(0.16)	$(0.10)	$—	$—	$—	$10.55	(0.94)%	$18.1	2.83%	2.55%	2.61%	2.33%	0.60%		194%		179%
Class C
10/31/2022	$10.58	$(0.23)	$0.55	$0.32	$—	$—	$—	$10.90	3.02%	$2.8	4.08%	3.82%	3.35%	3.08%	(2.16)%		204%		204%
10/31/2021	$10.03	$(0.23)	$0.85	$0.62	$(0.07)	$—	$(0.07)	$10.58	6.23%	$3.0	4.07%	3.87%	3.29%	3.08%	(2.24)%		296%		308%
10/31/2020	$10.20	$(0.10)	$0.20	$0.10	$(0.27)	$—	$(0.27)	$10.03	0.96%	$4.7	3.82%	3.67%	3.23%	3.08%	(0.98)%		230%		219%
10/31/2019	$10.06	$(0.03)	$0.17	$0.14	$—	$—	$—	$10.20	1.39%	$7.7	3.71%	3.39%	3.40%	3.09%	(0.33)%		248%		246%
10/31/2018	$10.24	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$10.06	(1.76)%	$11.6	3.65%	3.28%	3.45%	3.08%	(0.24)%		194%		179%
Class R6
10/31/2022	$11.41	$(0.11)	$0.61	$0.50	$(0.03)	$—	$(0.03)	$11.88	4.40%	$4.0	2.86%	2.59%	2.14%	1.87%	(1.00)%		204%		204%
10/31/2021	$10.81	$(0.14)	$0.94	$0.80	$(0.20)	$—	$(0.20)	$11.41	7.50%	$3.6	2.87%	2.66%	2.07%	1.87%	(1.27)%		296%		308%
10/31/2020	$10.98	$0.01	$0.21	$0.22	$(0.39)	$—	$(0.39)	$10.81	2.10%	$1.6	2.59%	2.45%	2.01%	1.87%	0.07%		230%		219%
10/31/2019	$10.71	$0.09	$0.19	$0.28	$(0.01)	$—	$(0.01)	$10.98	2.64%	$1.4	2.55%	2.21%	2.22%	1.88%	0.84%		248%		246%
10/31/2018	$10.77	$0.10	$(0.16)	$(0.06)	$—	$—	$—	$10.71	(0.56)%	$15.3	2.45%	2.09%	2.26%	1.90%	0.93%		194%		179%
Class E
Period from 01/11/2022^ to 10/31/2022	$11.17	$(0.01)	$0.81	$0.80	$—	$—	$—	$11.97	7.16%*	$2.2	2.99%**	2.66%**	1.29%**	0.96%**	(0.12	)%**	204	%*ØØ	204	%*ØØ

See Notes to Consolidated Financial Highlights

51

52

Notes to Consolidated Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A of the Notes to Consolidated Financial Statements had no impact on the Fund's total returns for the year ended October 31, 2022. Had the Fund not received class action proceeds in 2021, the total returns based on per share NAV for the year ended October 31, 2021 would have been:

Institutional Class	6.84%
Class A	6.59%
Class C	5.63%
Class R6	7.13%

  The class action proceeds received in 2020, 2019, and 2018 had no impact on the Fund's total returns for the years ended October 31, 2020, 2019, and 2018.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

*  Not annualized.

**  Annualized.

^  The date investment operations commenced.

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements (see Note A in the Notes to Consolidated Financial Statements). Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2022		Year Ended October 31, 2021		Year Ended October 31, 2020		Year Ended October 31, 2019		Year Ended October 31, 2018
Institutional Class	2.24%	1.98%	2.17%	1.97%	2.12%	1.97%	2.30%	1.98%	2.33%	1.97%
Class A	2.58%	2.31%	2.54%	2.33%	2.47%	2.33%	2.67%	2.33%	2.61%	2.33%
Class C	3.35%	3.08%	3.29%	3.08%	3.23%	3.08%	3.40%	3.09%	3.45%	3.08%
Class R6	2.14%	1.87%	2.07%	1.87%	2.01%	1.87%	2.22%	1.88%	2.26%	1.90%
Class E(a)	1.29%	0.96%	—%	—%	—%	—%	—%	—%	—%	—%

(a)  Period from January 11, 2022 (Commencement of Operations) to October 31, 2022.

ØØ  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2022 for the Fund.

53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Neuberger Berman Absolute Return Multi-Manager Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") (one of the series constituting Neuberger Berman Alternative Funds (the "Trust")), including the consolidated schedule of investments, as of October 31, 2022 and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Neuberger Berman Alternative Funds) at October 31, 2022, the consolidated results of its operations for the year ended, the consolidated changes in net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 23, 2022

54

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Subadvisers

BH-DG Systematic Trading LLP
55 Baker Street
London W1U 7EU, United Kingdom

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Custodian

JPMorgan Chase & Co.
4 Chase Metrotech Center
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

55

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50

Director, America Press, Inc. (not-for-profit Jesuit publisher), 2015 to 2021; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

56

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015

Executive Vice Chancellor Emeritus, The Jewish Theological Seminary, since 2020; formerly, Executive Vice Chancellor and Chief Operating Officer, The Jewish Theological Seminary, 2012 to 2020; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.

50

Chair and Director, USCJ Supporting Foundation, since 2021; Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; formerly, Director, Legility, Inc. (privately held for-profit company), 2012 to 2021; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

57

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha Clark Goss (1949)	Trustee since 2007

Formerly, President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), 2006 to 2020; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

50

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; formerly, Director, Berger Group Holdings, Inc. (engineering consulting firm), from 2013 to 2018; formerly, Director, Financial Women's Association of New York (not-for-profit association), from 1987 to 1996, 2003 to 2019; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director of Foster Wheeler Manufacturing, 1994 to 2004; formerly. Director Dexter Corp., (Manufacturer of Non-Wovens, Plastics, and Medical Supplies), 1992 to 2001.

58

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	50

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50

Board member, The Maritime Aquarium at Norwalk, since 2020; Board member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, from 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50

Director, 1 WS Credit Income Fund; Chair, Audit Committee, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50

Trustee, University of Maryland, Shore Regional Health System, since 2020; formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50

Director, Fortinet (cybersecurity), since 2021; Director, Ankura, since 2020; Director, Vigor Shipyard, since 2019; Director, Rockefeller Foundation, since 2018; Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Onassis Foundation, since 2014; Director, Michael Baker International (construction) since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, U.S. Naval Institute, 2014 to 2019; formerly, Director, Navy Federal Credit Union, 2000-2002; formerly, Director, BMC Software Federal, LLC, 2014-2019.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

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Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold

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office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President—Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel—Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer—Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017

Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Managing Director, Neuberger Berman, Since 2022; Senior Vice President, Neuberger Berman, 2007-2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018

Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Fund has established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Fund's liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Fund's liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Fund's liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund's investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions, which for the relevant period included, among other factors, market volatility as a result of geopolitical tensions (e.g., Russia's invasion of Ukraine) and the emergence of new COVID variants. The Program Administrator also utilizes information about the Fund's investment strategy, the characteristics of the Fund's shareholder base and historical redemption activity.

The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2021 through March 31, 2022. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Notice to Shareholders

In early 2023 you will receive information to be used in filing your 2022 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2022. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2022, the Fund designates $110,520 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as both qualified dividend income and dividends received deduction eligible for reduced tax rates. Complete information regarding the Fund's distributions during the calendar year 2022 will be reported in conjunction with Form 1099-DIV.

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Report of Votes of Shareholders

A Special Meeting of Shareholders was held on June 30, 2022, adjourned to August 11, 2022, and further adjourned to August 30, 2022 for certain of the Neuberger Berman Alternative Funds (the "Trust"). Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of each series of the Trust, including the Fund.

Proposal 1—To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:

Neuberger Berman Alternative Funds

	Number of Shares
	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	327,577,100	—	1,014,069
Marc Gary	327,610,552	—	980,617
Deborah C. McLean	328,139,995	—	451,173
James G. Stavridis	325,982,569	—	2,608,599

Proposal 2—To approve the amendment of certain fundamental investment policies of the Fund as follows:

(A)  To approve the amendment of the fundamental investment policy regarding borrowing;

(B)  To approve the amendment of the fundamental investment policy regarding commodities;

(C)  To approve the amendment of the fundamental investment policy regarding industry concentration;

(D)  To approve the amendment of the fundamental investment policy regarding lending;

(E)  To approve the amendment of the fundamental investment policy regarding investing in real estate;

(F)  To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and

(G)  To approve the amendment of the fundamental investment policy regarding underwriting.

	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	2,669,519	147,396	71,218
B	2,766,539	49,934	71,660
C	2,797,481	17,079	73,574
D	2,794,688	18,383	75,062
E	2,795,835	16,821	75,477
F	2,795,370	17,719	75,044
G	2,766,206	47,085	74,843

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Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees (the "Board or "Trustees"") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each sub-adviser (each a "Sub-Adviser") with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("ARMM" or "Fund"). The Board considered the sub-advisory agreements between Management and each of the following Sub-Advisers: BH-DG Systematic Trading LLP, GAMCO Asset Management Inc., P/E Global, LLC, and Portland Hill Asset Management Limited (each a "Sub-Advisory Agreement"; collectively with the Management Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 29, 2022 the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and each Sub-Adviser in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and (for the Sub-Advisers) by Management, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and each Sub-Adviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. In the limited instances where Management or Sub-Advisers may not have been able to provide information in response to certain questions, the Board conducted its evaluation based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management and the Sub-Adviser.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for the Fund, including the use of derivatives if used as part of a Sub-Adviser's strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Board also considered the size and staffing of each Sub-Adviser, particularly the staffing of the portfolio management and compliance functions. The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. Each quarter, the Ethics and Compliance Committee received and reviewed a summary of the quarterly compliance questionnaire completed by each Sub-Adviser that was prepared by the Fund's Chief Compliance Officer. The Contract Review Committee annually considers and updates the questions it asks of Management and the Sub-Advisers in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management's and the Sub-Advisers' business models.

The Independent Fund Trustees received from Independent Counsel memoranda discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and the Sub-Advisers.

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Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund, and whether the Agreements were in the best interests of the Fund and Fund shareholders.

The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each of the Agreements separately.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and each Sub-Adviser who perform services for the Fund.

The Board noted that Management and the Fund had obtained from the U.S. Securities and Exchange Commission an exemptive order that permitted Management to add or replace sub-advisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new sub-adviser and certain other steps are taken. In this context, the Board considered Management's responsibilities for designing an overall investment program for the Fund and then identifying the sub-advisers who will carry out the different portions of that program based on Management's due diligence of those sub-advisers. The Board noted that under the multi-manager arrangement, Management is continually assessing the need for new sub-advisers and the appropriateness of potential candidates or changes to current sub-advisers, and noted the possibility that Management would in the future have to conduct "due diligence" on additional sub-advisers. The Board noted that Management is responsible for making the investments for the portion of the portfolio that it manages, allocating the Fund's portfolio among the various Sub-Advisers and itself, and determining when and how to rebalance the allocations among the Sub-Advisers and itself in the wake of disparate growth and changes in the markets and the broader economy, and making certain other investment decisions and engaging in transactions to hedge or balance risks in the Sub-Advisers' portfolios. The Board noted that Management is also responsible for coordinating and managing the flow of information and communications relating to the Fund among the Sub-Advisers, and coordinating responses to regulatory agency inquiries related to the operations of the Trust.

The Board further noted that Management is responsible for overseeing the Sub-Advisers pursuant to the Agreements and related sub-adviser oversight policies and procedures approved by the Board. Under these procedures, Management is responsible for overseeing the investment performance of the Sub-Advisers and evaluating the risk and return of each Sub-Adviser's portfolio and the Fund as a whole, in addition to other significant oversight responsibilities. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing regulations adopted by the U.S. Securities and Exchange Commission.

The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered the policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions of Management and each of the Sub-Advisers and noted that Management monitors the quality of the execution services provided by each Sub-Adviser. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management or the Sub-Advisers. The Board noted the additional responsibilities of Management in administering the liquidity risk management program.

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The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services and Sub-Adviser oversight. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board noted Management's extensive activities in selecting and overseeing the Sub-Advisers, including questionnaires, virtual site visits, analyses of performance, compliance monitoring, and evaluating third party reviews of potential sub-advisers, and the quarterly and annual reports that Management provides to the Board on the Sub-Advisers' performance and compliance. In addition, the Board considered the scope and compliance history of the compliance programs of Management and each Sub-Adviser, including the Fund's Chief Compliance Officer's and Management's assessment of the compliance programs of the Sub-Advisers. The Board discussed that Management's Chief Information Security Officer had evaluated the Sub-Advisers' responses on questions of cybersecurity. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management's and each Sub-Adviser's largely seamless implementation of their business continuity plans in response to the COVID-19 pandemic and their success in continuously providing services to the Fund not withstanding the disruptions caused by the pandemic.

In addition, the Board noted the positive compliance history of Management and each Sub-Adviser, as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings, or regulatory investigations involving Management or any Sub-Adviser, and reviewed information regarding their financial condition, history of operations, and any conflicts of interests in managing the Fund. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which Management is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, cybersecurity, enterprise, litigation, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or class, and that some new funds and share classes have been liquidated without ever having been profitable to Management.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and each Sub-Adviser in response to market conditions over the past year, such as changes in interest rates and the increase in market volatility and considered the overall performance of Management and each Sub-Adviser in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such a comparative group and determining which investment companies should be included in the comparative group, noting differences as compared to certain fund industry ranking and rating systems.

With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a

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benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also considered information regarding each Sub-Adviser's performance. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by Management's portfolio managers.

The Performance Universe referenced in this section are those identified by the consulting firm, as discussed above. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund has more than one class of shares outstanding and information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Fund, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.

The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund's performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, and 5-year periods. The Fund was launched in 2012 and therefore does not have 10-year performance. The Board also considered that, based on performance data for the periods ended July 31, 2022: (1) the Fund outperformed its benchmark for the 7-month and 1-, 3-, 5-, and 10-year periods; and (2) the Fund ranked in the first quintile of both its Lipper and Morningstar peer categories for the 7-month period, the first quintile of its Lipper peer category and second quintile of its Morningstar peer category for the 1-year period, the second quintile of both its Lipper and Morningstar peer categories for the 3- and 5-year periods, and the third quintile of both its Lipper and Morningstar peer categories for the 10-year period.

The Board discussed with Management the Fund's performance, potential reasons for any underperformance, and steps that Management had taken, or intended to take, to improve performance, including its demonstrated willingness to replace or terminate a Sub-Adviser. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding the Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of the Fund's management fee to the Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments. The information provided herein relating to the Fund's management fees is for the Fund's Institutional Class.) The Board also compared the Fund's total expenses to the

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median of the total expenses of the Fund's Expense Group. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and actual management fee net of fees waived by Management each ranked in the third quintile and total expenses ranked in the fourth quintile. The Board discussed with Management the impact of the Fund's small size on its expenses and the expenses associated with the Fund's strategy, including the selection, allocation to, and oversight of the unaffiliated subadvisers, and considered Management's representations regarding ways to manage such expenses.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management's reported expense categories. (The Board also reviewed data on Management's estimated loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its resources into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss was not unreasonable.

Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.

The Board also monitors throughout the year the potential effect on the profitability of Management resulting from changes in Sub-Advisers and/or their fees. The Board did not give substantial emphasis to estimated profitability data from the Sub-Advisers because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of the relationship between Management and the Sub-Advisers with respect to the negotiation of sub-advisory fee rates. To test its assumption of an arm's-length fee rate, the Board requested from Management information about any other business relationships it has with any of the Sub-Advisers beyond retaining them to advise other of Management's client accounts. In addition, the Board noted that the Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board also considered the fees the Sub-Advisers charge for products with investment objectives, policies, and strategies that were similar to those of the Fund, if any. The Board noted that in many cases, those products were hedge funds, which typically charge fees substantially higher than mutual funds.

72

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund's advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangement that reduce the Fund's expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board considered that breakpoints in a Sub-Adviser's fee schedule would inure to the benefit of Management, and evaluated that fact in light of Management's profitability on the Fund, a subject on which the Board receives quarterly reports. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and each Sub-Adviser could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time, or, in the case of underperformance by a Sub-Adviser, that the Board retained confidence in Management's and each Sub-Adviser's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

M0257 12/22

Neuberger Berman
Alternative and Multi-Asset Class Funds
Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Global Allocation Fund
Long Short Fund
U.S. Equity Index PutWrite Strategy Fund

Annual Report
October 31, 2022

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of  Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2022 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
I am pleased to present this annual shareholder report for Neuberger Berman Alternative Funds covering the 12-month period ended October 31, 2022 (the reporting period).
It was an extremely challenging period in the global financial markets during the reporting period. Sharply rising and persistent inflation was a major factor impacting the market. The U.S. Federal Reserve Board (Fed) initially thought rising prices were transitory and that they would come down as COVID-driven supply chain bottlenecks eased. However, these issues continued, consumer demand remained strong, and the impact from the war in Ukraine created a “perfect storm,” pushing inflation in the U.S. to a new 40-year high.
This caused the Fed to pivot from its highly accommodative monetary policy that was in place to support the economy during the pandemic, to an aggressively tightening policy in an attempt to rein in inflation. The Fed first raised interest rates in March 2022 from a range between 0.00% to 0.25% to a range between 0.25% to 0.50%. With inflation moving steadily higher, the central bank again raised rates at its next four meetings, and again in early November (after the reporting period ended). With the last increase, the Fed funds rate moved to a range between 3.75% and 4.00%, and the Fed expects to continue raising rates “until the job is done.”
Both the global stock and bond markets generated weak results during the reporting period. In addition to high inflation and aggressive Fed tightening, there were concerns that the central bank may drive the economy into a recession and negatively impact corporate profits. All told, the S&P 500® Index returned -14.61% during the reporting period. Meanwhile, international developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Market (Net) Indices, returned -23.00% and -31.03%, respectively, over the reporting period. Meanwhile, with short- and long-term Treasury yields moving sharply higher, bond prices declined (yields and bond prices move in the opposite direction). For the reporting period the broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -15.68%.
Looking ahead, we believe market volatility will remain elevated, driven by challenging growth and inflation dynamics, as well as uncertainty around monetary and fiscal policy. Investors will closely watch the progression of economic data over the coming months as central bank tightening continues to work its way through the economy. We believe we are moving from the post-Global Financial Crisis/pre-COVID regime to a new environment that will continue to pose headwinds for risk assets in the near-to-medium term. We also anticipate earnings growth to slow meaningfully in the coming months, driven by declining demand, rising costs, inventory build-up, and currency headwinds weighing on margins. Against this backdrop, we believe active portfolio management can be valuable to help navigate the factors impacting the markets, and to seek out attractive opportunities during periods of heightened volatility.
Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Alternative Funds

Global Allocation Fund Commentary (Unaudited)
Neuberger Berman Global Allocation Fund Institutional Class generated a -14.88% total return for the 12 months ended October 31, 2022 (the reporting period), outperforming its blended benchmark consisting of 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Index (collectively, the Index), which provided a -20.11% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The reporting period was characterized by a significant drawdown in equity and fixed income markets with elevated levels of volatility and macroeconomic risks. Inflationary pressures began mounting as supply-side dynamics lagged pent-up consumer demand following the reopening of the global economy and unprecedented fiscal and monetary stimulus. In November of 2021, U.S. Federal Reserve Board Chairman Jerome Powell abandoned the term “transitory” when referring to inflation dynamics, setting the stage for a historic policy tightening cycle amid slowing growth and geopolitical shocks. Russia’s invasion of Ukraine amplified these challenges, sending energy markets higher and accelerating inflationary pressures.
Most asset classes were negative during a challenging period for global markets. The Fund’s allocations to global equities contributed positively to excess return, while fixed income detracted slightly. Within equities, both U.S. and non-U.S., systematic strategies outperformed the equity benchmark over the period. However, the fixed income portion of the portfolio underperformed the fixed income benchmark due to negative security selection effects. Opportunistic strategies were additive to fund performance, driven by contributions from fundamental tactical asset allocation and strategic portfolio adjustments. Over the reporting period, the Fund reduced the overall portfolio risk and tilted toward defensive and lower duration positioning.
The Fund’s aggregate use of futures, forward foreign currency, swap and option contracts contributed positively to performance during the reporting period.
Over a medium-term horizon, we maintain an underweight view on global equities as we believe that the impacts of tighter financial conditions have yet to be fully reflected in the macro data and equity earnings expectations. We favor lower beta, higher quality, and value-oriented stocks. We are more constructive on exposures in Japan, where we believe low valuations and a weaker yen are favorable tailwinds for Japanese equities on a relative basis.
Within fixed income, we believe the current yields available in the credit markets are beginning to make a compelling opportunity to generate an attractive total return. However, we believe the interest rate environment will remain volatile and that there will be a two-way trading dynamic over the coming months. We prefer investment-grade credit, agency mortgage-backed securities, and select areas of the high yield market while we have downgraded our outlook on emerging market debt.
We believe a flexible, multi-dimensional approach to a diversified portfolio is prudent. Our multi-asset class approach offers a global go-anywhere strategy complemented with historically uncorrelated sources of return and a risk framework at both the security and portfolio level.
Sincerely,
Erik Knutzen, Robert Surgent and Tokufumi Kato
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX
Class R6	NRGLX

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	12/29/2010	-14.88%	2.83%	4.47%	4.82%
Class A	12/29/2010	-15.23%	2.45%	4.09%	4.45%
Class C	12/29/2010	-15.85%	1.69%	3.32%	3.67%
Class R6[1]	01/18/2019	-14.86%	2.89%	4.50%	4.85%
With Sales Charge
Class A		-20.11%	1.25%	3.47%	3.93%
Class C		-16.59%	1.69%	3.32%	3.67%
Index
Blended Benchmark*[2,3]		-20.11%	2.41%	4.51%	4.47%
MSCI All Country World Index (Net)[2,3]		-19.96%	5.24%	7.98%	7.10%
*
Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Index, rebalanced monthly.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 4.42%, 4.84%, 5.60% and 4.74% for Institutional Class, Class A, Class C and R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.78%, 1.14%, 1.89%, and 0.68% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after restatement, expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
*
Blended Benchmark is composed of 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Index, rebalanced monthly.

Long Short Fund Commentary (Unaudited)
Neuberger Berman Long Short Fund Institutional Class generated a -8.63% total return for the 12 months ended October 31, 2022 (the reporting period), underperforming its primary benchmark, the HFRX® Equity Hedge Index (the Index), which returned -3.35% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall equity market generated weak results during the reporting period. The U.S. Federal Reserve Board (Fed) initially characterized rising inflation as being “transitory,” but this was not the case. Robust consumer spending, supply chain bottlenecks, repercussions from the war in Ukraine, and other factors combined to push U.S. inflation to a 40-year high. Against this backdrop, the Fed began an aggressive rate hike campaign in March 2022, which is expected to continue until inflation is under control, even if it leads to a recession. This, coupled with concerns over moderating corporate profits, led to periods of elevated risk aversion. All told, the S&P 500® Index returned -14.61% during the reporting period.
With the increase in market volatility and uncertain expectations for future economic growth, we modestly reduced both the Fund’s net and gross exposures during the reporting period. On the long side, we reduced exposure to options and equities – in particular, Information Technology and Industrials. On an absolute basis, the Fund's largest sector weights were in Information Technology, Consumer Discretionary and Financials.
We categorize the Fund’s long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation, followed by Total Return and Opportunistic. We continue to take a balanced approach and, on the margin, find Total Return investments to be more attractive relative to the prior reporting period, as mid-cycle economic dynamics have emerged. The Fund’s short exposure includes both single name “Fundamental” shorts and “Market” shorts. During the reporting period, equity long exposure decreased against the backdrop of macroeconomic uncertainty, while Fundamental shorts increased. Market shorts that consist primarily of sector and market cap-specific indices to help manage broader portfolio exposures decreased during the reporting period.
The Fund’s equity long exposure detracted from performance, while its Fundamental shorts were additive to performance.
The Fund’s aggregate use of futures, swap and option contracts contributed positively to performance during the reporting period.
Looking ahead, we believe the primary debate is how much the economy will slow and how quickly inflation will reach more manageable levels. At one end, inflation peaks sooner rather than later, allowing the Fed to pivot, thus leading to a soft economic landing. On the other hand, the Fed aggressively works to tame inflation, leading to a more prolonged downturn. For now, the market seems to be indicating that the Fed will make a mistake and tighten too aggressively. The critical question is the severity of any earnings downturn. Forecasting, budgeting, and allocating scarce resources have never been more nuanced, especially given the backdrop of the unprecedented and unexpected surge in demand during 2020 and 2021. We continue our efforts to best understand company and portfolio specific factors, as we believe this environment is flush with a confluence of fiscal policy considerations, monetary policy stimulus, public health concerns, geopolitical uncertainty, commodity price volatility, inflation dynamics and sequencing question marks. As market dynamics change, this can cause company market values to dislocate from their long-term potential values, creating potential opportunities for both long and short investments.
Sincerely,
Charles Kantor and Marc Regenbaum
Portfolio Managers

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
	Long	Short
Common Stocks	69.8%	(15.3)%
Convertible Bonds	0.3	—
Corporate Bonds	2.7	(0.8)
Loan Assignments	0.4	—
Master Limited Partnerships and Limited Partnerships	2.9	—
Options Purchased	0.0	—
Preferred Stocks	1.0	—
Warrants	0.1	—
Short-Term Investments	23.0	—
Other Assets Less Liabilities*	15.9	—
Total	116.1%	(16.1)%

*	Includes the impact of the Fund’s open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	12/29/2011	-8.63%	5.37%	5.42%	5.99%
Class A	12/29/2011	-8.96%	4.99%	5.04%	5.61%
Class C	12/29/2011	-9.64%	4.21%	4.26%	4.83%
With Sales Charge
Class A		-14.20%	3.75%	4.42%	5.04%
Class C		-10.53%	4.21%	4.26%	4.83%
Index
HFRX® Equity Hedge Index[2,3]		-3.35%	2.89%	3.30%	3.42%
S&P 500® Index[2,3]		-14.61%	10.44%	12.79%	13.18%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 1.60%, 1.96% and 2.71% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Index PutWrite Strategy Fund Commentary (Unaudited)
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of -11.22% for the fiscal year ended October 31, 2022 (the reporting period), underperforming its benchmark, a blend consisting of 50% Cboe S&P 500 One-Week PutWrite Index and 50% Cboe S&P 500 PutWrite Index (collectively, the Index), which posted a -11.10% total return during the same period. (Performance for all share classes is provided in the table immediately following this letter.)
On February 28, 2022, the Fund began comparing its performance to the Index rather than the 42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index, because the Index has characteristics that are more representative of the Fund’s investment strategy than its previous index. From the close of February 28, 2022 (the effective date of the change) through the end of the reporting period, the Fund’s Institutional Class returned –4.34%, outperforming the Index, which returned –8.68%. For the entire reporting period, the Fund’s Institutional Class returned –11.22%, outperforming the previous index, which returned –11.76% for the reporting period.
Over the reporting period, the Fund’s putwrite strategy detracted from overall portfolio performance. Specifically, the Fund’s S&P 500 PutWrite sleeve underperformed the Cboe S&P 500 PutWrite Index (PUT) return of -7.59% by declining more than -10% but provided a reasonable measure of downside mitigation versus the S&P 500® Index return of -14.61%. Meanwhile, weekly putwriting, as measured by the Cboe S&P 500 One-Week PutWrite (WPUT), fell a material -14.62%. Over the reporting period, the collateral portfolio also detracted from Fund performance and underperformed the ICE BofA 0-3 Month US Treasury Bill Index return of 0.84%.
Over the reporting period, the Cboe S&P 500 Volatility Index (VIX) is up approximately 9.5 points with an average 30-day implied volatility premium of 1.4. Many have lamented that the VIX has not been higher as they have hoped hedging strategies that benefit from a higher VIX would insulate them from losses in the S&P 500 Index over the reporting period. Meanwhile, the temperature of market volatility seems to be rising at a slow but steady pace. Each incremental round of negative news seems to anchor VIX at historically elevated levels, albeit not at the ‘nosebleed’ levels many have grown to expect. Looking at the VIX trend, the Fund continues to benefit from attractive option premium levels. As we have stated throughout our history, we will trade ‘elevated for longer’ over ‘spikes of panic’ every time. We want investors to be cautious and pay for risk mitigation, but we don’t want outright panic that can result in elements of our financial system breaking down. Crises that can push VIX into the stratosphere (dot-com bubble, mortgage crisis, COVID-19, etc.) are not good for any investor except for maybe the rare ‘tail-hedger’ (i.e., strategies that seek to hedge low probability, negative outcome events such as periods of severe market drawdowns) that fights extinction daily.
During the first calendar quarter of 2022, the Fund adjusted its average option notional exposure from the strategic target of 85% S&P 500 Index and 15% Russell 2000® Index to 100% S&P 500 Index. We believe the U.S. small cap public equity universe is evolving into a less productive investment opportunity for several reasons, including:
• Private equity capital has grown to material levels over the last two decades.
• With increased demand to find investments, many private investors are holding investments until they reach larger market capitalizations than they have in the past.
• New investment vehicles such as Special Purpose Acquisition Corporations (SPACs) acquire or merge with smaller companies that results in the companies’ dropping out of small cap indexes.
• Some small cap indexes are relatively concentrated in a few names.
• Retail investors can now influence smaller company prices and create ‘meme’ stocks that may have an outsized effect on small cap index performance.

We believe the challenges facing public U.S. small cap equities have contributed to the erosion in the risk efficiency of a Russell 2000 Index putwrite strategy relative to an S&P 500 Index putwrite strategy. Hence, we have currently removed the Russell 2000 equity exposure from the Fund. We believe this adjustment has the potential to result in a reduction in strategy volatility levels and an overall increased level of risk efficiency. In addition, the team has been focused on alternatives to U.S. Treasuries for the strategy’s collateral portfolio that can assume additional exposures to focus on creating a quarterly distribution to seek to enhance distributions.
Markets are too complicated in the short-term and too efficient over the long-term for us to attempt bold predictions. However, that doesn’t prevent us from seeking simplifying explanations that help us understand what is going on or what may lay ahead. Said simply, we believe a potentially challenging environment is on the horizon for both equity and rate markets, which implies that elevated uncertainty (e.g., volatility) may be prevalent for some time to come. We like to believe that such an environment would favor our strategy. U.S. Federal Reserve Board (Fed) policy, fiscal stimulus, and the adoption of passive investing (e.g., through exchange-traded funds), transformed corporate earnings into a commodity via the S&P 500 Index. Investors simply bought the index to profit from corporate earnings and in doing so drove the multiple on those earnings, i.e., the price of the commodity, higher. The Fed essentially became the OPEC of equity markets. When we look at the Fed’s balance sheet versus the S&P 500 Index level, equity markets have retreated at the mere anticipation of a shrinking balance sheet, the Fed still must actually reduce its balance sheet. We admit that’s not a uniquely insightful conclusion. Yet, it is a simplifying framework through which to view the evaporation of active stock selection and of the remarkable risk-efficiency of the S&P 500 Index since the global financial crisis of 2008/2009. More importantly, we believe this view suggests a reasonable likelihood of a potentially challenging, multi-year process of equity markets trending back towards a ‘collectors’ market which will promote more ‘sideways’ index returns as earnings dispersion increases, paving the way for higher levels of price volatility. Moreover, it appears the pent-up savings from COVID-19 have evaporated rather quickly—back to 2010 levels—while an inflation fire has ignited. It is hard to imagine a sanguine financial/economic environment with a U.S. consumer with reduced purchasing power paying higher prices while the Fed shrinks its balance sheet. This, to us, seems like double jeopardy for the U.S. economy which has been a global outlier.
From a collateral perspective, as short-term rates continue to rise on the back of the Fed’s inflation fight, we continue to reset collateral portfolios at historically attractive short-term U.S. Treasury rates—2-Year U.S. Treasury rates pushed above 4% during the third calendar quarter of 2022 reaching levels not seen since the third calendar quarter of 2007. Higher collateral income supports our view that collateralized option writing may provide investors with a valuable alternative to the traditional 60/40 portfolio while potentially avoiding some of the non-traditional risks associated with certain other alternatives, which may include higher volatility, less liquidity, less transparency, and complicated hedges.
Sincerely,
Derek Devens and Rory Ewing
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Index-Linked Notes	15.0%
U.S. Treasury Obligations	79.9
Written Option Contracts	(1.4)
Short-Term Investments	6.4
Other Assets Less Liabilities	0.1
Total	100.0%

PERFORMANCE HIGHLIGHTS[4]
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/16/2016	-11.22%	4.41%	5.83%
Class A	09/16/2016	-11.52%	4.02%	5.45%
Class C	09/16/2016	-12.24%	3.25%	4.67%
Class R6	09/16/2016	-11.16%	4.49%	5.92%
With Sales Charge
Class A		-16.60%	2.79%	4.44%
Class C		-12.95%	3.25%	4.67%
Index
50% Cboe S&P 500 One-Week PutWrite Index / 50% Cboe S&P 500 PutWrite Index*[2,3]		-11.10%	1.02%	2.84%
42.5% Cboe S&P 500 One-Week PutWrite Index / 42.5% Cboe S&P 500 PutWrite Index / 7.5% Cboe Russell 2000 One-Week PutWrite Index / 7.5% Cboe Russell 2000 PutWrite Index[2,3]		-11.76%	0.19%	2.07%
S&P 500® Index[2,3]		-14.61%	10.44%	12.11%
*
On February 28, 2022, the Fund began comparing its performance to the 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index rather than the 42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index because the 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index has characteristics that are more representative of the Fund’s investment strategy than its previous index.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 10.15%, 9.78%, 9.04% and 10.24% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 10.00%, 9.60%, 8.84% and 10.09% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.70%, 1.07%, 1.86% and 0.60% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.66%, 1.02%, 1.77% and 0.56% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
*
On February 28, 2022, the Fund began comparing its performance to the 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index rather than the 42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index because the 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index has characteristics that are more representative of the Fund’s investment strategy than its previous index.

Endnotes (Unaudited)

1
The performance information for Class R6 prior to the class’s inception date is that of the Institutional Class of Neuberger Berman Global Allocation Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional
Class has higher expenses and typically lower returns than Class R6.

2
Please see "Glossary of Indices" on page 14 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX® Equity Hedge Index does take into account fees and expenses, but not the tax consequences, of investing since it is based on the underlying hedge funds’ net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

3	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
4
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Bloomberg Global Aggregate Index:
The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Bloomberg
U.S. Aggregate Bond Index, the Bloomberg Pan-European Aggregate Bond Index, and
the Bloomberg Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Bloomberg Global Aggregate Index also includes investment grade
Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Cboe Russell 2000 PutWrite Index:
The index tracks the value of a passive investment strategy, which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month U.S. Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis.

Cboe Russell 2000 One-Week PutWrite Index:
The index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) Russell 2000 Index put option on a weekly basis. The maturity of the written Russell 2000 put option is one week to expiry. The written Russell 2000 put option is collateralized by a money market account invested in one-month
U.S. Treasury bills. The index rolls on a weekly basis, typically every Friday.

Cboe S&P 500 PutWrite Index:
The index tracks the value of a passive investment strategy, which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

Cboe S&P 500 One-Week PutWrite Index:
The index is designed to track the performance of a hypothetical strategy that sells an at-the- money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month U.S. Treasury bills.
The index rolls on a weekly basis, typically every Friday.

42.5% Cboe S&P 500 One-Week PutWrite Index/42.5% Cboe S&P 500 PutWrite Index/7.5% Cboe Russell 2000 One-Week PutWrite Index/7.5% Cboe Russell 2000 PutWrite Index:
The blended index is composed of 42.5% Cboe S&P 500 One-Week PutWrite Index
(described above), 42.5% Cboe S&P 500 PutWrite Index (described above), 7.5%
Cboe Russell 2000 One-Week PutWrite Index (described above) and 7.5%
Cboe Russell 2000 PutWrite Index (described above), and is rebalanced monthly.

50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index:	The blended index is composed of 50% Cboe S&P 500 One-Week PutWrite Index (described above) and 50% Cboe S&P 500 PutWrite Index (described above) and is rebalanced monthly.
HFRX® Equity Hedge Index:
The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S.
dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

Glossary of Indices (Unaudited) (cont’d)
MSCI All Country World Index (Net):
The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait,
Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa,
Taiwan, Thailand, Turkey and the UAE. China A shares are included starting from
June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.  Effective after the close on March 9, 2022, MSCI reclassified MSCI
Russia Indexes from Emerging Markets to Standalone Markets status.  At that time, all
Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Index:
The blended index is composed of 60% MSCI All Country World Index (Net)
(described above) and 40% Bloomberg Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 2000® Index:
The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2022 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During the Period(1) 5/1/22 – 10/31/22	Expense Ratio	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During the Period(2) 5/1/22 – 10/31/22	Expense Ratio
Global Allocation
Institutional Class	$1,000.00	$933.50	$3.70	0.76%	$1,000.00	$1,021.37	$3.87	0.76%
Class A	$1,000.00	$931.20	$5.45	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$928.00	$9.09	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Class R6	$1,000.00	$932.60	$3.21	0.66%	$1,000.00	$1,021.88	$3.36	0.66%
Long Short
Institutional Class	$1,000.00	$971.10	$8.35(3)	1.68%	$1,000.00	$1,016.74	$8.54(3)	1.68%
Class A	$1,000.00	$968.90	$10.17(3)	2.05%	$1,000.00	$1,014.87	$10.41(3)	2.05%
Class C	$1,000.00	$965.50	$13.87(3)	2.80%	$1,000.00	$1,011.09	$14.19(3)	2.80%
U.S. Equity Index PutWrite Strategy
Institutional Class	$1,000.00	$954.80	$3.20	0.65%	$1,000.00	$1,021.93	$3.31	0.65%
Class A	$1,000.00	$952.70	$4.97	1.01%	$1,000.00	$1,020.11	$5.14	1.01%
Class C	$1,000.00	$949.60	$8.65	1.76%	$1,000.00	$1,016.33	$8.94	1.76%
Class R6	$1,000.00	$955.30	$2.71	0.55%	$1,000.00	$1,022.43	$2.80	0.55%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)	Includes expenses of the Fund’s Blocker (See Note A of the Notes to Financial Statements).

Legend October 31, 2022 (Unaudited)
Neuberger Berman Alternative Funds
Benchmarks:
€STR	= Euro Short Term Rate
FEDL01	= US Federal Funds Effective Rate
LIBOR	= London Interbank Offered Rate
OBFR	= United States Overnight Bank Funding Rate
SOFR	= Secured Overnight Financing Rate
Counterparties:
CITI	= Citibank, N.A.
GSI	= Goldman Sachs International
JPM	= JPMorgan Chase Bank N.A.
SSB	= State Street Bank and Trust Company
Index Periods/Payment Frequencies:
1M	= 1 Month
3M	= 3 Months
T	= Termination
Other Abbreviations:
ADR	= American Depositary Receipt
Management or NBIA	= Neuberger Berman Investment Advisers LLC
Currency Abbreviations:
CNH(a)	= Chinese Yuan Renminbi
EUR	= Euro
GBP	= Pound Sterling
JPY	= Japanese Yen
USD	= United States Dollar
(a)
There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market, each at a different exchange rate.

Schedule of Investments Global Allocation Fund^
October 31, 2022

Number of Shares		Value
Common Stocks 59.5%
Australia 1.3%
1,204	APA Group	$ 8,106 (a)
830	Brambles Ltd.	6,214
1,746	Fortescue Metals Group Ltd.	16,449
81	Macquarie Group Ltd.	8,787
2,841	Medibank Pvt Ltd.	5,116
1,530	National Australia Bank Ltd.	31,781
2,361	Stockland	5,440
2,930	Telstra Group Ltd.	7,347
532	Woodside Energy Group Ltd.	12,299
		101,539
Brazil 0.5%
44	MercadoLibre, Inc.	39,671*
Canada 2.1%
372	Alimentation Couche-Tard, Inc.	16,656
416	Bank of Nova Scotia	20,108
32	George Weston Ltd.	3,522
179	Gildan Activewear, Inc.	5,648
260	Hydro One Ltd.	6,519(b)
158	Loblaw Cos. Ltd.	12,945
1,172	Manulife Financial Corp.	19,425
224	Metro, Inc.	11,735
180	Nutrien Ltd.	15,209
203	Restaurant Brands International, Inc.	12,062
325	Rogers Communications, Inc. Class B	13,529
38	Royal Bank of Canada	3,516
85	TELUS Corp.	1,775
312	Toronto-Dominion Bank	19,968
43	Tourmaline Oil Corp.	2,423
82	West Fraser Timber Co. Ltd.	6,157
		171,197
China 0.4%
3,844	BOC Hong Kong Holdings Ltd.	11,945
153	NXP Semiconductors NV	22,350
		34,295
Denmark 0.5%
9	AP Moeller - Maersk A/S Class B	18,826
199	Novo Nordisk A/S Class B	21,634
		40,460
Finland 0.4%
2,930	Nordea Bank Abp	28,002
423	Stora Enso Oyj	5,514
		33,516
France 2.5%
205	AXA SA	5,065
267	Bureau Veritas SA	6,615
142	Capgemini SE	23,330
Number of Shares		Value
France – cont'd
147	Cie Generale des Etablissements Michelin SCA	$ 3,749
993	Credit Agricole SA	9,014
265	Danone SA	13,183
122	Dassault Systemes SE	4,093
245	Edenred	12,581
77	Eiffage SA	6,966
13	Kering SA	5,957
197	Klepierre SA	3,962*
34	LVMH Moet Hennessy Louis Vuitton SE	21,471
271	Sanofi	23,388
629	TotalEnergies SE	34,251
277	Vinci SA	25,508
		199,133
Germany 0.4%
303	Bayerische Motoren Werke AG	23,811
138	GEA Group AG	4,828
119	Mercedes-Benz Group AG	6,892
		35,531
Hong Kong 0.1%
1,258	CK Asset Holdings Ltd.	6,955
900	Link REIT	5,319
		12,274
Ireland 0.3%
643	CRH PLC	23,181
Italy 0.2%
990	Assicurazioni Generali SpA	14,861
Japan 3.4%
500	Ajinomoto Co., Inc.	13,752
200	Bridgestone Corp.	7,233
1,000	Canon, Inc.	21,197
200	Dai Nippon Printing Co. Ltd.	4,006
700	Honda Motor Co. Ltd.	15,962
1,000	Inpex Corp.	10,092
206	Kajima Corp.	1,939
353	KDDI Corp.	10,434
800	Kirin Holdings Co. Ltd.	11,760
1,488	Mitsui & Co. Ltd.	32,928
700	Nippon Telegraph & Telephone Corp.	19,307
600	Nippon Yusen KK	10,869
300	Ono Pharmaceutical Co. Ltd.	7,060
946	ORIX Corp.	13,895
400	Sekisui Chemical Co. Ltd.	4,995
745	Sekisui House Ltd.	12,369
183	Taisei Corp.	4,985
1,500	Takeda Pharmaceutical Co. Ltd.	39,614
200	TIS, Inc.	5,392
900	Tokio Marine Holdings, Inc.	16,295
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
Number of Shares		Value
Japan – cont'd
295	Toyota Motor Corp.	$ 4,093
100	Trend Micro, Inc.	5,042
		273,219
Netherlands 0.5%
578	Koninklijke Ahold Delhaize NV	16,136
328	Koninklijke KPN NV	918
96	Randstad NV	4,785
205	Wolters Kluwer NV	21,789
		43,628
New Zealand 0.1%
1,799	Spark New Zealand Ltd.	5,355
Norway 0.3%
570	Equinor ASA	20,854
Portugal 0.1%
273	Jeronimo Martins SGPS SA	5,660
Singapore 0.3%
980	Singapore Exchange Ltd.	5,828
516	STMicroelectronics NV	16,114
		21,942
South Africa 0.4%
1,198	Anglo American PLC	35,837
Spain 0.7%
5,926	Banco Bilbao Vizcaya Argentaria SA	30,506
814	Iberdrola SA	8,266
204	Naturgy Energy Group SA	5,234
514	Red Electrica Corp. SA	8,305
289	Telefonica SA	995
		53,306
Sweden 0.2%
868	Ericsson LM B Shares	4,827
1,242	Skandinaviska Enskilda Banken AB Class A	13,105
		17,932
Switzerland 1.7%
40	Julius Baer Group Ltd.	1,916
49	Kuehne & Nagel International AG	10,443
208	Novartis AG	16,805
139	Roche Holding AG	46,162
38	Sonova Holding AG	8,982
70	Swiss Prime Site AG	5,648
23	Swisscom AG	11,354
30	TE Connectivity Ltd.	3,667
66	Temenos AG	3,935
1,902	UBS Group AG	30,182
		139,094
Number of Shares		Value
United Kingdom 2.1%
1,322	BAE Systems PLC	$ 12,347
1,979	Barclays PLC	3,353
967	Barratt Developments PLC	4,172
388	Burberry Group PLC	8,076
280	Diageo PLC	11,553
639	Land Securities Group PLC	4,180
106	Linde PLC	31,519
4,421	NatWest Group PLC	11,904
129	Next PLC	7,292
1,214	RELX PLC	32,592
509	Sage Group PLC	4,242
742	Schroders PLC	3,333
379	Smiths Group PLC	6,783
283	SSE PLC	5,050
3,564	Taylor Wimpey PLC	3,833
2,298	Tesco PLC	5,669
257	Unilever PLC	11,714
		167,612
United States 41.0%
55	Abbott Laboratories	5,442
172	AbbVie, Inc.	25,181
217	Accenture PLC Class A	61,606
312	Aflac, Inc.	20,314
220	Agilent Technologies, Inc.	30,437
1,232	Alphabet, Inc. Class A	116,436*
513	Amazon.com, Inc.	52,552*
229	American Express Co.	33,995
106	Ameriprise Financial, Inc.	32,767
127	Amgen, Inc.	34,334
1,609	Apple, Inc.	246,724
364	Applied Materials, Inc.	32,138
168	Aramark	6,132
1,751	AT&T, Inc.	31,921
52	Automatic Data Processing, Inc.	12,568
3	AutoZone, Inc.	7,599*
134	Becton, Dickinson & Co.	31,620
65	Blackstone, Inc.	5,924
360	Bristol-Myers Squibb Co.	27,889
40	Broadcom, Inc.	18,805
88	Cadence Design Systems, Inc.	13,322*
22	Caterpillar, Inc.	4,762
257	CBRE Group, Inc. Class A	18,232*
66	Celanese Corp.	6,344
133	Chevron Corp.	24,060
8	Chipotle Mexican Grill, Inc.	11,987*
142	Chubb Ltd.	30,514
45	Cigna Corp.	14,538
73	Cintas Corp.	31,211
281	Cisco Systems, Inc.	12,766
568	Citigroup, Inc.	26,048
601	Coca-Cola Co.	35,970
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
Number of Shares		Value
United States – cont'd
349	Cognizant Technology Solutions Corp. Class A	$ 21,725
208	Colgate-Palmolive Co.	15,359
1,312	Comcast Corp. Class A	41,643
410	ConocoPhillips	51,697
130	Consolidated Edison, Inc.	11,435
37	Crown Castle, Inc.	4,931
941	CSX Corp.	27,345
138	Cummins, Inc.	33,742
345	CVS Health Corp.	32,671
73	Danaher Corp.	18,372
389	Devon Energy Corp.	30,089
328	Edison International	19,693
259	Electronic Arts, Inc.	32,624
86	Elevance Health, Inc.	47,022
69	Eli Lilly & Co.	24,984
396	Exelon Corp.	15,282
124	Expeditors International of Washington, Inc.	12,133
14	Extra Space Storage, Inc.	2,484
176	Ferguson PLC	19,195
271	Fidelity National Financial, Inc.	10,672
305	FirstEnergy Corp.	11,502
184	Fox Corp. Class A	5,312
549	General Mills, Inc.	44,787
133	Genuine Parts Co.	23,655
485	Gilead Sciences, Inc.	38,053
55	Goldman Sachs Group, Inc.	18,948
443	GSK PLC	7,259
321	Hartford Financial Services Group, Inc.	23,244
23	HCA Healthcare, Inc.	5,002
173	Hologic, Inc.	11,729*
159	Interpublic Group of Cos., Inc.	4,737
64	Intuit, Inc.	27,360
78	Johnson & Johnson	13,570
312	JPMorgan Chase & Co.	39,275
191	Kellogg Co.	14,673
92	KLA Corp.	29,113
233	Kroger Co.	11,019
81	Lam Research Corp.	32,787
66	Lennar Corp. Class A	5,326
251	LKQ Corp.	13,966
59	Lockheed Martin Corp.	28,714
79	Lululemon Athletica, Inc.	25,994*
873	Lumen Technologies, Inc.	6,425
166	LyondellBasell Industries NV Class A	12,691
454	Marathon Oil Corp.	13,824
258	Marathon Petroleum Corp.	29,314
152	Marsh & McLennan Cos., Inc.	24,546
Number of Shares		Value
United States – cont'd
110	MasterCard, Inc. Class A	$ 36,100
375	Merck & Co., Inc.	37,950
147	Meta Platforms, Inc. Class A	13,694*
859	Microsoft Corp.	199,400
232	Morgan Stanley	19,063
105	Motorola Solutions, Inc.	26,220
292	Nasdaq, Inc.	18,174
170	NIKE, Inc. Class B	15,756
36	Norfolk Southern Corp.	8,210
208	Nucor Corp.	27,327
21	Omnicom Group, Inc.	1,528
103	Owens Corning	8,818
48	Paychex, Inc.	5,679
161	PepsiCo, Inc.	29,234
212	Pfizer, Inc.	9,869
146	Pioneer Natural Resources Co.	37,436
246	Principal Financial Group, Inc.	21,680
538	Procter & Gamble Co.	72,452
127	Public Storage	39,338
261	QUALCOMM, Inc.	30,709
58	Raymond James Financial, Inc.	6,852
588	Regions Financial Corp.	12,907
40	Reliance Steel & Aluminum Co.	8,059
99	Robert Half International, Inc.	7,570
141	Sempra Energy	21,282
49	Snap-on, Inc.	10,880
387	Starbucks Corp.	33,510
117	Steel Dynamics, Inc.	11,004
36	SVB Financial Group	8,315*
22	Synopsys, Inc.	6,436*
408	Tesla, Inc.	92,836*
205	Texas Instruments, Inc.	32,929
70	Thermo Fisher Scientific, Inc.	35,978
108	Tractor Supply Co.	23,735
74	Travelers Cos., Inc.	13,650
185	UGI Corp.	6,536
48	Ulta Beauty, Inc.	20,130*
217	Union Pacific Corp.	42,779
141	United Parcel Service, Inc. Class B	23,656
105	UnitedHealth Group, Inc.	58,291
154	Visa, Inc. Class A	31,903
36	W.W. Grainger, Inc.	21,037
647	Weyerhaeuser Co.	20,012
179	WP Carey, Inc.	13,658
98	Zimmer Biomet Holdings, Inc.	11,108
		3,293,751
Total Common Stocks (Cost $4,702,368)		4,783,848
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
Principal Amount		Value
Corporate Bonds 8.9%
Belgium 0.2%
$15,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, due 2/1/2046	$ 12,865
5,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 4/15/2048	4,122
		16,987
Canada 0.2%
5,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	4,190
	Rogers Communications, Inc.
5,000	4.50%, due 3/15/2042	3,963(c)
5,000	4.35%, due 5/1/2049	3,671
		11,824
France 0.0%(d)
5,000	Total Capital Int'l SA, 3.13%, due 5/29/2050	3,300
Ireland 0.0%(d)
5,000	AerCap Ireland Capital Designated Activity Co./AerCap Global Aviation Trust, 3.85%, due 10/29/2041	3,323
Mexico 0.1%
5,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	3,991(c)
Netherlands 0.1%
5,000	Shell Int'l Finance BV, 4.00%, due 5/10/2046	3,926
Supranational 0.1%
5,000	Asian Development Bank, 3.13%, due 4/27/2032	4,562
5,000	Int'l Bank for Reconstruction & Development, 3.63%, due 9/21/2029	4,798
		9,360
United Kingdom 0.5%
10,000	AstraZeneca PLC, 2.13%, due 8/6/2050	5,524
	BAT Capital Corp.
10,000	2.73%, due 3/25/2031	7,324
5,000	4.54%, due 8/15/2047	3,230
10,000	BP Capital PLC, 4.88%, due 3/22/2030	8,440(e)(f)
15,000	NatWest Group PLC, 3.03%, due 11/28/2035	10,410(e)
10,000	Vodafone Group PLC, 4.25%, due 9/17/2050	7,044
		41,972
United States 7.7%
	AbbVie, Inc.
10,000	4.05%, due 11/21/2039	8,055
10,000	4.45%, due 5/14/2046	7,998
5,000	Allstate Corp., 4.20%, due 12/15/2046	3,898
10,000	Altria Group, Inc., 3.88%, due 9/16/2046	6,141
5,000	American Int'l Group, Inc., 4.75%, due 4/1/2048	4,127
5,000	American Water Capital Corp., 4.15%, due 6/1/2049	3,851
10,000	Amgen, Inc., 4.40%, due 5/1/2045	8,068
10,000	Analog Devices, Inc., 2.95%, due 10/1/2051	6,449
10,000	Appalachian Power Co., Ser. Z, 3.70%, due 5/1/2050	6,787
10,000	Apple, Inc., 3.75%, due 11/13/2047	7,862
5,000	Aqua America, Inc., 4.28%, due 5/1/2049	3,703
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
Principal Amount		Value
United States – cont'd
	AT&T, Inc.
$10,000	3.50%, due 6/1/2041	$ 7,065
10,000	3.65%, due 6/1/2051	6,652
10,000	Baltimore Gas and Electric Co., 2.90%, due 6/15/2050	6,160
	Bank of America Corp.
5,000	4.24%, due 4/24/2038	4,043(e)
10,000	4.08%, due 3/20/2051	7,429(e)
5,000	2.97%, due 7/21/2052	2,971(e)
5,000	Berkshire Hathaway Finance Corp., 4.25%, due 1/15/2049	4,062
	Boeing Co.
10,000	3.25%, due 2/1/2035	7,067
5,000	5.81%, due 5/1/2050	4,300(g)
5,000	BP Capital Markets America, Inc., 2.77%, due 11/10/2050	3,014
5,000	Bristol-Myers Squibb Co., 4.25%, due 10/26/2049	4,066
	Broadcom, Inc.
5,000	4.93%, due 5/15/2037	4,123(c)
5,000	3.75%, due 2/15/2051	3,205(c)
5,000	Burlington Northern Santa Fe LLC, 4.38%, due 9/1/2042	4,184
10,000	Capital One Financial Corp., 2.36%, due 7/29/2032	6,879(e)
10,000	Carrier Global Corp., 2.70%, due 2/15/2031	7,993
10,000	CDW LLC/CDW Finance Corp., 3.57%, due 12/1/2031	7,854
10,000	CenterPoint Energy, Inc., 3.70%, due 9/1/2049	6,830
15,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	10,616
10,000	Cigna Corp., 4.80%, due 8/15/2038	8,812
5,000	Coca-Cola Co., 2.50%, due 3/15/2051	3,053
	Comcast Corp.
10,000	4.65%, due 7/15/2042	8,397
10,000	4.00%, due 8/15/2047	7,484
5,000	Commonwealth Edison Co., 3.70%, due 3/1/2045	3,647
5,000	Constellation Brands, Inc., 3.75%, due 5/1/2050	3,489
5,000	Corebridge Financial, Inc., 3.90%, due 4/5/2032	4,179(c)
	Crown Castle Int'l Corp.
5,000	2.90%, due 4/1/2041	3,172
5,000	5.20%, due 2/15/2049	4,139
	CVS Health Corp.
10,000	2.70%, due 8/21/2040	6,459
10,000	5.05%, due 3/25/2048	8,494
5,000	Diamondback Energy, Inc., 4.40%, due 3/24/2051	3,749
	Discovery Communications LLC
5,000	4.65%, due 5/15/2050	3,279
5,000	4.00%, due 9/15/2055	2,853
10,000	Dominion Energy, Inc., 4.85%, due 8/15/2052	8,207
	Duke Energy Corp.
5,000	3.75%, due 9/1/2046	3,436
5,000	3.50%, due 6/15/2051	3,242
5,000	5.00%, due 8/15/2052	4,135
10,000	Duke Energy Progress LLC, 2.50%, due 8/15/2050	5,587
5,000	Emerson Electric Co., 2.80%, due 12/21/2051	3,082
5,000	Entergy Texas, Inc., 3.55%, due 9/30/2049	3,345
10,000	Enterprise Products Operating LLC, 3.20%, due 2/15/2052	6,174
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
Principal Amount		Value
United States – cont'd
$5,000	Exelon Corp., 4.70%, due 4/15/2050	$ 4,021
10,000	Exxon Mobil Corp., 4.23%, due 3/19/2040	8,562
5,000	Fox Corp., 5.48%, due 1/25/2039	4,294
5,000	Freeport-McMoRan, Inc., 5.45%, due 3/15/2043	4,107
5,000	General Electric Capital Corp., 5.88%, due 1/14/2038	4,928
5,000	General Motors Co., 5.00%, due 4/1/2035	4,157
5,000	Gilead Sciences, Inc., 4.75%, due 3/1/2046	4,295
15,000	Goldman Sachs Group, Inc., 4.02%, due 10/31/2038	11,680(e)
5,000	HCA, Inc., 5.25%, due 6/15/2049	4,049
5,000	Hess Corp., 5.60%, due 2/15/2041	4,506
5,000	Home Depot, Inc., 3.35%, due 4/15/2050	3,472
10,000	Intel Corp., 4.90%, due 8/5/2052	8,243
5,000	Jackson Financial, Inc., 4.00%, due 11/23/2051	3,010
	JPMorgan Chase & Co.
5,000	5.40%, due 1/6/2042	4,575
5,000	4.03%, due 7/24/2048	3,721(e)
5,000	3.33%, due 4/22/2052	3,246(e)
10,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	8,643
5,000	Kraft Heinz Foods Co., 5.20%, due 7/15/2045	4,368
	Lockheed Martin Corp.
5,000	2.80%, due 6/15/2050	3,166
5,000	5.90%, due 11/15/2063	5,085
5,000	Lowe's Cos., Inc., 3.00%, due 10/15/2050	2,996
5,000	LYB Int'l Finance III LLC, 4.20%, due 5/1/2050	3,436
5,000	Magallanes, Inc., 5.39%, due 3/15/2062	3,488(c)
5,000	Magellan Midstream Partners L.P., 3.95%, due 3/1/2050	3,410
5,000	Masco Corp., 4.50%, due 5/15/2047	3,681
10,000	McDonald's Corp., 3.63%, due 9/1/2049	7,054
10,000	Merck & Co., Inc., 2.90%, due 12/10/2061	6,079
5,000	MetLife, Inc., 4.88%, due 11/13/2043	4,304
10,000	Micron Technology, Inc., 3.48%, due 11/1/2051	5,885
10,000	Microsoft Corp., 2.68%, due 6/1/2060	6,058
5,000	MidAmerican Energy Co., 4.25%, due 5/1/2046	3,989
	Morgan Stanley
5,000	4.30%, due 1/27/2045	3,852
5,000	4.38%, due 1/22/2047	3,885
5,000	MPLX L.P., 5.50%, due 2/15/2049	4,172
10,000	Nevada Power Co., Ser. EE, 3.13%, due 8/1/2050	6,196
5,000	Norfolk Southern Corp., 3.94%, due 11/1/2047	3,750
5,000	Oglethorpe Power Corp., 4.50%, due 4/1/2047	3,746(c)
	Oracle Corp.
10,000	4.00%, due 7/15/2046	6,681
5,000	3.60%, due 4/1/2050	3,078
5,000	3.95%, due 3/25/2051	3,271
	Pacific Gas and Electric Co.
5,000	4.30%, due 3/15/2045	3,368
10,000	3.50%, due 8/1/2050	6,100
10,000	Pfizer, Inc., 2.70%, due 5/28/2050	6,505
5,000	Public Service Co. of Colorado, 4.05%, due 9/15/2049	3,856
5,000	Raytheon Technologies Corp., 4.35%, due 4/15/2047	4,022
10,000	Royalty Pharma PLC, 2.20%, due 9/2/2030	7,581
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
Principal Amount		Value
United States – cont'd
$10,000	salesforce.com, Inc., 2.70%, due 7/15/2041	$ 6,858
	Southern California Edison Co.
5,000	Ser. B, 4.88%, due 3/1/2049	4,015
5,000	Ser. 20A, 2.95%, due 2/1/2051	2,944
10,000	Southwestern Public Service Co., 3.15%, due 5/1/2050	6,498
10,000	Starbucks Corp., 3.50%, due 11/15/2050	6,776
5,000	Sysco Corp., 6.60%, due 4/1/2050	5,118(g)
	T-Mobile USA, Inc.
10,000	4.38%, due 4/15/2040	8,143
5,000	4.50%, due 4/15/2050	3,961
5,000	Union Pacific Corp., 3.80%, due 10/1/2051	3,752
5,000	United Technologies Corp., 4.50%, due 6/1/2042	4,250
5,000	UnitedHealth Group, Inc., 4.20%, due 1/15/2047	4,036
10,000	Upjohn, Inc., 3.85%, due 6/22/2040	6,232
	Verizon Communications, Inc.
5,000	3.40%, due 3/22/2041	3,555
10,000	4.13%, due 8/15/2046	7,525
5,000	3.70%, due 3/22/2061	3,270
10,000	ViacomCBS, Inc., 4.20%, due 5/19/2032	8,006
5,000	Virginia Electric and Power Co., 2.45%, due 12/15/2050	2,788
10,000	Walmart, Inc., 2.50%, due 9/22/2041	6,884
5,000	Walt Disney Co., 4.70%, due 3/23/2050	4,329
	Wells Fargo & Co.
10,000	3.07%, due 4/30/2041	6,776(e)
5,000	5.01%, due 4/4/2051	4,238(e)
		616,391
Total Corporate Bonds (Cost $1,043,091)		711,074
U.S. Treasury Obligations 7.1%
	U.S. Treasury Bonds
15,000	4.38%, due 2/15/2038	15,247
15,000	3.50%, due 2/15/2039	13,618
5,000	4.25%, due 11/15/2040	4,934
10,000	1.75%, due 8/15/2041	6,527
30,000	3.13%, due 11/15/2041 - 8/15/2044	24,540
77,000	2.00%, due 11/15/2041 - 8/15/2051	51,457
145,000	2.38%, due 2/15/2042 - 5/15/2051	100,972
180,000	3.00%, due 5/15/2042 - 8/15/2052	142,797
25,000	3.25%, due 5/15/2042	21,137
55,000	3.63%, due 8/15/2043 - 2/15/2044	48,568
82,200	2.88%, due 8/15/2045 - 5/15/2052	63,590
5,000	2.50%, due 5/15/2046	3,568
35,000	2.75%, due 8/15/2047 - 11/15/2047	26,253
10,000	3.38%, due 11/15/2048	8,542
5,000	1.88%, due 11/15/2051	3,046
40,000	2.25%, due 2/15/2052	26,825
10,000	U.S. Treasury Notes, 2.75%, due 8/15/2032	8,948
Total U.S. Treasury Obligations (Cost $737,080)		570,569
U.S. Government Agency Securities 0.3%
20,000	Fannie Mae Principal Strip, 0.00%, due 7/15/2037	9,531(h)
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
Principal Amount		Value
U.S. Government Agency Securities – cont'd
$10,000	Federal Home Loan Bank, 5.50%, due 7/15/2036	$ 10,581
Total U.S. Government Agency Securities (Cost $25,580)		20,112
Number of Shares		Value
Exchange-Traded Funds 17.5%
4,169	Invesco DB Commodity Index Tracking Fund	104,725*
26,754	iShares Core International Aggregate Bond ETF	1,304,525
Total Exchange-Traded Funds (Cost $1,577,192)		1,409,250
Total Purchased Options(i) 0.0%(d) (Cost $4,150)		281

Short-Term Investments 2.5%
Investment Companies 2.5%
201,135	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.01%(j) (Cost $201,135)	201,135
Total Investments 95.8% (Cost $8,290,596)		7,696,269
Other Assets Less Liabilities 4.2%		337,232(k)
Net Assets 100.0%		$8,033,501

*	Non-income producing security.
(a)	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2022 amounted to $6,519, which represents 0.1% of net assets of the Fund.

(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $26,695, which represents 0.3% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets of the Fund.
(e)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(g)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2022.

(h)	Principal only security. This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.
(i)	See "Purchased option contracts" under Derivative Instruments.
(j)	Represents 7-day effective yield as of October 31, 2022.
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
(k)	Includes the impact of the Fund's open positions in derivatives at October 31, 2022.
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Exchange-Traded Funds*	$1,409,250	17.5%
U.S. Treasury Obligations	570,569	7.1%
Pharmaceuticals	344,408	4.3%
Banks	336,573	4.2%
Software	289,776	3.6%
Technology Hardware, Storage & Peripherals	267,921	3.3%
Oil, Gas & Consumable Fuels	266,339	3.3%
Insurance	228,962	2.9%
Semiconductors & Semiconductor Equipment	214,945	2.7%
IT Services	210,884	2.6%
Health Care Providers & Services	157,524	2.0%
Capital Markets	151,774	1.9%
Automobiles	143,594	1.8%
Interactive Media & Services	130,130	1.6%
Biotechnology	117,512	1.5%
Beverages	112,046	1.4%
Media	102,478	1.3%
Electric	98,897	1.2%
Metals & Mining	98,676	1.2%
Household Products	87,811	1.1%
Food Products	86,395	1.1%
Diversified Telecommunication Services	85,397	1.1%
Life Sciences Tools & Services	84,787	1.1%
Food & Staples Retailing	83,342	1.0%
Textiles, Apparel & Luxury Goods	82,902	1.0%
Road & Rail	78,334	1.0%
Electric Utilities	74,617	0.9%
Professional Services	73,351	0.9%
Trading Companies & Distributors	73,160	0.9%
Chemicals	69,199	0.9%
Aerospace & Defense	68,951	0.9%
Health Care Equipment & Supplies	68,881	0.9%
Hotels, Restaurants & Leisure	63,691	0.8%
Telecommunications	54,849	0.7%
Machinery	54,212	0.7%
Internet & Direct Marketing Retail	52,552	0.7%
Specialty Retail	51,464	0.6%
Communications Equipment	43,813	0.5%
Commercial Services & Supplies	41,431	0.5%
Equity Real Estate Investment Trusts	41,397	0.5%
Marine	40,138	0.5%
Oil & Gas	39,687	0.5%
Internet & Catalog Retail	39,671	0.5%
Construction & Engineering	39,398	0.5%
Self Storage	39,338	0.5%
Distributors	37,621	0.5%
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
POSITIONS BY INDUSTRY (cont’d)
Industry	Investments at Value	Percentage of Net Assets
Entertainment	$36,112	0.4%
Air Freight & Logistics	35,789	0.4%
Consumer Finance	33,995	0.4%
Multi-Utilities	32,717	0.4%
Real Estate Management & Development	30,835	0.4%
Household Durables	30,695	0.4%
Semiconductors	27,905	0.3%
Retail	27,182	0.3%
Diversified Financial Services	24,097	0.3%
Wireless Telecommunication Services	23,963	0.3%
Construction Materials	23,181	0.3%
Pipelines	22,399	0.3%
U.S. Government Agency Securities	20,112	0.3%
Gas Utilities	19,876	0.2%
Agriculture	16,695	0.2%
Diversified	13,658	0.2%
Food	13,477	0.2%
Personal Products	11,714	0.1%
Transportation	11,686	0.1%
Building Materials	11,674	0.1%
Paper & Forest Products	11,671	0.1%
Auto Components	10,982	0.1%
Multi-National	9,360	0.1%
Building Products	8,818	0.1%
Healthcare - Services	8,085	0.1%
Computers	7,862	0.1%
Office - Business Equipment	7,854	0.1%
Water	7,554	0.1%
Real Estate Investment Trusts	7,311	0.1%
Multiline Retail	7,292	0.1%
Industrial Conglomerates	6,783	0.1%
Infrastructure	4,931	0.1%
Miscellaneous Manufacturer	4,928	0.1%
Auto Manufacturers	4,157	0.1%
Mining	4,107	0.1%
Other industries, each representing less than 0.05% of net assets of the Fund	6,749	0.0%
Purchased Options	281	0.0%(a)
Short-Term Investments and Other Assets—Net	538,367	6.7%
	$8,033,501	100.0%

(a)	Represents less than 0.05% of net assets of the Fund.
*
Each position is an Investment Company registered under the 1940 Act, as amended, and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all investment companies.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2022, open positions in futures for the Fund were as follows:
Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	3	MSCI Emerging Markets Index	$128,040	$(16,775)
12/2022	1	TOPIX Index	19,260,000	2,253
9/2023	7	SOFR, 3 Months	1,664,338	(615)
Total Long Positions			$21,052,378	$(15,137)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	3	Euro-Bund	$(415,320)	$2,679
12/2022	1	Euro-Buxl Bond, 30 Year	(144,220)	16,464
12/2022	1	Japanese Government Bond, 10 Year	(148,770,000)	(2,488)
12/2022	1	S&P 500 E-Mini Index	(194,150)	(4,636)
12/2022	6	U.S. Treasury Note, 10 Year	(663,563)	43,782
Total Short Positions			$(150,187,253)	$55,801
Total Futures				$40,664
At October 31, 2022, the Fund had $79,279 deposited in a segregated account to cover margin requirements on open futures.
For the year ended October 31, 2022, the average notional value for the months where the Fund had futures outstanding was $749,070 for long positions and $(1,968,481) for short positions.
Forward foreign currency contracts ("forward FX contracts")
At October 31, 2022, open forward FX contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	130,000	CNH	887,900	GSI	11/23/2022	$8,828
USD	50,000	CNH	348,680	GSI	11/23/2022	2,415
GBP	50,000	USD	55,383	GSI	11/7/2022	1,965
GBP	50,000	USD	55,779	GSI	11/7/2022	1,569
GBP	40,000	USD	44,624	GSI	11/7/2022	1,254
USD	70,000	JPY	10,384,500	JPM	11/14/2022	70
Total unrealized appreciation						$16,101
USD	159,747	GBP	140,000	GSI	11/7/2022	(826)
Total unrealized depreciation						$(826)
Total net unrealized appreciation						$15,275
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
For the year ended October 31, 2022, the average notional value for the months where the Fund had forward FX contracts outstanding was $783,605.
Total return basket swap contracts (“total return basket swaps”)
At October 31, 2022, the Fund did not have any outstanding total return basket swaps.
Total return swap contracts (“total return swaps”)
At October 31, 2022, the Fund had outstanding total return swaps as follows:
Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CITI	Citi CUBES-D (GSCI weighted) ER Index	USD	37,476	12/22/2022	0.19%(c)	—%	—	T/T	$(4,345)	$(29)	$(4,374)
CITI	iShares GSCI Commodity Dynamic Roll Strategy ETF	USD	68,758	12/22/2022	3.57%	0.50%	OBFR	T/3M	(1,681)	(469)	(2,150)
Total									$(6,026)	$(498)	$(6,524)

(a)	The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.
(b)	Effective rate at October 31, 2022.
(c)	Fixed Financing Cost.
For the year ended October 31, 2022, the average notional value for the months where the Fund had total return basket swaps and total return swaps for the Fund was $122,842 for long positions and $(82,087) for short positions.
Purchased option contracts (“options purchased”)
At October 31, 2022, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Exchange-Traded Funds
iShares China Large-Cap ETF(a)	50	$104,750	$32	3/17/2023	$280
Foreign Exchange
Foreign Exchange USD vs. EUR(b)	N/A	EUR661,000	$1.09	11/10/2022	$1
Total options purchased (cost $4,150)					$281

(a)	Over-the-counter option. Counterparty is Goldman Sachs International.
(b)	Over-the-counter option. Counterparty is JPMorgan Chase Bank N.A.
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund^  (cont’d)
Written option contracts ("options written")
At October 31, 2022, the Fund did not have any open positions in options written.
For the year ended October 31, 2022, the average market value for the months where the Fund had options purchased and options written outstanding was $2,218 and $(8,797), respectively.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$7,347	$94,192	$—	$101,539
China	22,350	11,945	—	34,295
Hong Kong	—	12,274	—	12,274
Japan	—	273,219	—	273,219
New Zealand	—	5,355	—	5,355
Singapore	16,114	5,828	—	21,942
Other Common Stocks#	4,335,224	—	—	4,335,224
Total Common Stocks	4,381,035	402,813	—	4,783,848
U.S. Treasury Obligations	—	570,569	—	570,569
U.S. Government Agency Securities	—	20,112	—	20,112
Corporate Bonds#	—	711,074	—	711,074
Exchange-Traded Funds	1,409,250	—	—	1,409,250
Options Purchased@	—	281	—	281
Short-Term Investments	—	201,135	—	201,135
Total Investments	$5,790,285	$1,905,984	$—	$7,696,269

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.
@	The “Purchased option contracts” table under Derivative Instruments provides information on the industry or sector categorization.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$65,178	$—	$—	$65,178
Liabilities	(24,514)	—	—	(24,514)
Forward FX Contracts@
Assets	—	16,101	—	16,101
Liabilities	—	(826)	—	(826)
Swaps
Liabilities	—	(6,524)	—	(6,524)
Total	$40,664	$8,751	$—	$49,415

@	Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Consolidated Schedule of Investments Long Short Fund^
October 31, 2022

Number of Shares		Value
Long Positions 100.2%
Common Stocks 69.8%
Aerospace & Defense 0.9%
245,678	Airbus SE	$ 26,605,061
170,200	Boeing Co.	24,255,202*(a)
		50,860,263
Banks 1.0%
427,776	JPMorgan Chase & Co.	53,848,443(a)
Beverages 1.2%
1,683,319	Keurig Dr Pepper, Inc.	65,380,110(a)
Biotechnology 0.5%
196,206	AbbVie, Inc.	28,724,558(a)
Capital Markets 3.7%
1,155,562	Brookfield Asset Management, Inc. Class A	45,771,811
369,376	CME Group, Inc.	64,012,861(a)
297,775	S&P Global, Inc.	95,660,218(a)
		205,444,890
Chemicals 1.4%
81,508	Air Products & Chemicals, Inc.	20,409,603(a)
582,265	Ashland, Inc.	61,091,244
		81,500,847
Commercial Services & Supplies 1.1%
381,385	Waste Management, Inc.	60,399,942
Computers 0.1%
359,091	Arctic Wolf Networks, Inc.	3,950,001*#(b)(c)
Containers & Packaging 1.0%
327,392	Avery Dennison Corp.	55,509,314
Diversified Consumer Services 0.2%
595,180	European Wax Center, Inc. Class A	8,558,688
Diversified Financial Services 2.9%
1,552,661	Apollo Global Management, Inc.	85,955,313
2,483,251	Equitable Holdings, Inc.	76,037,146
1,800,000	Sunlight Financial Holdings, Inc.	2,178,000*
		164,170,459
Electric Utilities 2.2%
1,602,094	NextEra Energy, Inc.	124,162,285(a)
Electrical Equipment 0.8%
1,277,749	nVent Electric PLC	46,637,839
Electronic Equipment, Instruments & Components 2.2%
410,733	Amphenol Corp. Class A	31,145,883
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
204,159	CDW Corp.	$ 35,280,717
486,829	TE Connectivity Ltd.	59,505,109
125,931,709
Entertainment 1.2%
493,442	Activision Blizzard, Inc.	35,922,578(a)
108,504	Netflix, Inc.	31,670,147*(a)
67,592,725
Equity Real Estate Investment Trusts 0.6%
133,784	SBA Communications Corp.	36,108,302(a)
Food & Staples Retailing 1.7%
99,267	Costco Wholesale Corp.	49,782,401(a)
305,076	Walmart, Inc.	43,421,467
93,203,868
Food Products 0.5%
482,659	Mondelez International, Inc. Class A	29,673,875(a)
Health Care Equipment & Supplies 0.9%
64,125	Becton, Dickinson & Co.	15,131,576
401,003	Medtronic PLC	35,023,602
50,155,178
Health Care Providers & Services 2.5%
84,356	Humana, Inc.	47,077,396
166,640	UnitedHealth Group, Inc.	92,510,196(a)
139,587,592
Holding Companies—Diversified 0.2%
1,082,400	Independence Holdings Corp.	10,802,352*
Hotels, Restaurants & Leisure 2.9%
151,192	Expedia Group, Inc.	14,131,916*
667,773	First Watch Restaurant Group, Inc.	11,385,530*
172,943	Marriott International, Inc. Class A	27,689,904
350,293	McDonald's Corp.	95,510,889(a)
847,043	Sweetgreen, Inc. Class A	15,755,000*(d)
164,473,239
Household Products 0.8%
336,285	Procter & Gamble Co.	45,287,501(a)
Insurance 0.3%
112,621	Progressive Corp.	14,460,536(a)
Interactive Media & Services 3.0%
1,146,174	Alphabet, Inc. Class A	108,324,905*(a)
636,852	Meta Platforms, Inc. Class A	59,329,132*(a)
167,654,037
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Number of Shares		Value
Internet & Direct Marketing Retail 2.7%
1,265,770	Amazon.com, Inc.	$ 129,665,479*(a)
555,780	Chewy, Inc. Class A	21,525,359*(d)
151,190,838
IT Services 3.1%
346,168	Fidelity National Information Services, Inc.	28,728,482
178,136	MasterCard, Inc. Class A	58,460,673(a)
383,583	Okta, Inc.	21,526,678*
1,869,977	Repay Holdings Corp.	11,388,160*
268,021	Visa, Inc. Class A	55,523,230(a)
175,627,223
Life Sciences Tools & Services 0.7%
80,012	Thermo Fisher Scientific, Inc.	41,123,768
Metals & Mining 0.3%
371,930	Alcoa Corp.	14,516,428
Multi-Utilities 1.5%
1,898,160	CenterPoint Energy, Inc.	54,306,358(a)
334,889	WEC Energy Group, Inc.	30,585,412(a)
84,891,770
Oil, Gas & Consumable Fuels 2.0%
344,383	Chevron Corp.	62,298,885(a)
1,163,053	Enbridge, Inc.	45,300,914(d)
329	Venture Global LNG, Inc.	3,245,256*#(b)(c)
110,845,055
Pharmaceuticals 0.9%
290,524	Johnson & Johnson	50,542,460
Professional Services 1.1%
373,145	Equifax, Inc.	63,263,003
Road & Rail 2.2%
833,197	Uber Technologies, Inc.	22,138,044*
526,463	Union Pacific Corp.	103,786,916(a)
125,924,960
Semiconductors & Semiconductor Equipment 1.2%
393,947	Analog Devices, Inc.	56,184,721
29,397	ASML Holding NV	13,887,731(a)
70,072,452
Software 9.8%
283,130	Adobe, Inc.	90,176,905*(a)
206,988	DoubleVerify Holdings, Inc.	6,050,259*
179,381	Grammarly, Inc. Class A	3,761,530*#(b)(c)
690,111	Microsoft Corp.	160,195,467(a)
1,691,217	Paycor HCM, Inc.	51,531,382*
705,853	salesforce, Inc.	114,764,639*(a)
129,234	ServiceNow, Inc.	54,373,913*(a)
244,681	Splunk, Inc.	20,335,438*
Number of Shares		Value
Software – cont'd
303,807	Workday, Inc. Class A	$ 47,339,207 *(a)
548,528,740
Specialty Retail 6.6%
263,990	Asbury Automotive Group, Inc.	41,644,422*
2,026,590	Fanatics Holdings, Inc. Class A	151,994,250*#(b)(c)
112,761	Floor & Decor Holdings, Inc. Class A	8,273,275*
181,790	Home Depot, Inc.	53,833,473(a)
1,333,890	TJX Cos., Inc.	96,173,469
33,389	Ulta Beauty, Inc.	14,002,345*(a)
209,057	Warby Parker, Inc. Class A	3,355,365*
369,276,599
Technology Hardware, Storage & Peripherals 3.0%
1,094,056	Apple, Inc.	167,762,547(a)
Textiles, Apparel & Luxury Goods 0.9%
565,523	NIKE, Inc. Class B	52,412,673(a)

Total Common Stocks (Cost $3,412,772,324)		3,920,057,069
Preferred Stocks 1.0%
Capital Markets 0.1%
82,110	Savage X, Inc. Ser. C	3,949,984*#(b)(c)
Entertainment 0.1%
39,203	A24 Films LLC	4,463,653*#(b)(c)(e)
Internet 0.4%
23,000	Fabletics, Inc. Ser. G	23,000,000*#(b)(c)
IT Services 0.2%
959,038	Cybereason, Inc. Ser. F	4,275,008*#(b)(c)
658,071	Druva, Inc. Ser. 4	6,167,968*#(b)(c)
480,112	Druva, Inc. Ser. 5	4,499,993*#(b)(c)
14,942,969
Software 0.2%
55,626	Grammarly, Inc. Ser. 3	1,458,063*#(b)(c)
180,619	Signifyd, Inc. Ser. Seed	2,698,448*#(b)(c)
78,686	Signifyd, Inc. Ser. A	1,177,142*#(b)(c)
325,371	Videoamp, Inc. Ser. F1	5,648,506*#(b)(c)
10,982,159
Total Preferred Stocks (Cost $58,686,273)		57,338,765

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Number of Units		Value
Master Limited Partnerships and Limited Partnerships 2.9%
Multi-Utilities 1.0%
1,600,530	Brookfield Infrastructure Partners L.P.	$58,227,281(a)
Number of Units		Value
Oil, Gas & Consumable Fuels 1.9%
4,123,972	Enterprise Products Partners L.P.	$104,130,293
Total Master Limited Partnerships and Limited Partnerships (Cost $134,061,146)		162,357,574

Principal Amount
Corporate Bonds 2.7%
Beverages 0.2%
$13,250,000	Pepsico, Inc., 2.75%, due 10/21/2051	$ 8,660,340
Computers 0.1%
13,260,000	Apple, Inc., 2.85%, due 8/5/2061	7,944,583
Diversified Financial Services 0.0%(f)
2,838,000	Mastercard, Inc., 2.95%, due 3/15/2051	1,871,510
Electric 0.1%
11,350,000	Florida Power & Light Co., 2.88%, due 12/4/2051	7,238,691
Healthcare - Services 0.1%
9,462,000	UnitedHealth Group, Inc., 3.13%, due 5/15/2060	5,851,549
Internet 0.5%
13,260,000	Alphabet, Inc., 2.25%, due 8/15/2060	7,239,857
15,160,000	Amazon.com, Inc., 3.25%, due 5/12/2061	9,772,728
12,315,000	Meta Platforms, Inc., 4.65%, due 8/15/2062	9,082,613(g)
2,875,000	Uber Technologies, Inc., 8.00%, due 11/1/2026	2,885,638(g)
		28,980,836
Machinery - Diversified 0.1%
2,850,000	nVent Finance Sarl, 4.55%, due 4/15/2028	2,546,091(h)
Miscellaneous Manufacturer 0.8%
	Anagram International, Inc./Anagram Holdings LLC
24,838,349	10.00% Cash & 5.00% PIK, due 8/15/2025	25,086,733(g)(i)
17,363,813	5.00% Cash & 5.00% PIK, due 8/15/2026	16,973,127(g)(i)
		42,059,860
Office - Business Equipment 0.1%
5,700,000	CDW LLC/CDW Finance Corp., 2.67%, due 12/1/2026	4,902,158
Pharmaceuticals 0.1%
11,345,000	Johnson & Johnson, 2.45%, due 9/1/2060	6,411,063
Real Estate Investment Trusts 0.1%
2,850,000	SBA Communications Corp., 3.88%, due 2/15/2027	2,565,000
Retail 0.1%
11,345,000	Walmart, Inc., 2.65%, due 9/22/2051	7,320,218
Software 0.4%
11,345,000	Activision Blizzard, Inc., 2.50%, due 9/15/2050	6,735,902
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Principal Amount		Value
Software – cont'd
$13,260,000	Microsoft Corp., 2.68%, due 6/1/2060	$ 8,032,470
13,255,000	Oracle Corp., 3.85%, due 4/1/2060	8,004,586
		22,772,958
Total Corporate Bonds (Cost $151,779,057)		149,124,857
Loan Assignments 0.4%
Leisure Goods - Activities - Movies 0.4%
20,000,000	One Spa World, LLC, Second Lien Term Loan, (3M USD LIBOR + 7.50%), 11.83%, due 3/18/2027 (Cost $19,774,070)	20,400,000#(b)(c)(j)

Convertible Bonds 0.3%
Computers 0.3%
19,850	Arctic Wolf Networks, Inc., 0.00%, due 9/29/2027 (Cost $19,850,000)	19,850,000*#(b)(c)

Number of Shares
Warrants 0.1%
Diversified Consumer Services 0.1%
52,600	OneSpaWorld Holdings Ltd. Expires 3/19/2024	$ 62,068*
653,334	OneSpaWorld Holdings Ltd. Expires 6/12/2025	2,868,136*(b)(c)
		2,930,204
Food Products 0.0%(f)
701,800	Whole Earth Brands, Inc. Expires 6/25/2025	87,725*
301,400	Whole Earth Brands, Inc. Expires 6/25/2025	37,675*
		125,400
Total Warrants (Cost $433,413)		3,055,604
Purchased Option Contracts 0.0%(f) (Cost $1,340,081)		121,820

Short-Term Investments 23.0%
Investment Companies 23.0%
1,245,304,760	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.01%(k)	1,245,304,760
44,743,892	State Street Navigator Securities Lending Government Money Market Portfolio, 3.11%(k)	44,743,892(l)
Total Short-Term Investments (Cost $1,290,048,652)		1,290,048,652

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Number of Shares		Value
Total Long Positions (100.2%) (Cost $5,088,745,016)		5,622,354,341
Short Positions ((16.1)%)
Common Stocks Sold Short (15.3)%
Aerospace & Defense (0.4)%
(121,629)	AeroVironment, Inc.	$ (11,129,053) *
(92,300)	Woodward, Inc.	(8,463,910)
		(19,592,963)
Air Freight & Logistics (0.1)%
(78,100)	Expeditors International of Washington, Inc.	(7,642,085)
Automobiles (0.1)%
(519,240)	Lucid Group, Inc.	(7,419,940)*
Banks (0.1)%
(65,399)	First Republic Bank	(7,854,420)
Capital Markets (0.3)%
(178,485)	T Rowe Price Group, Inc.	(18,947,968)
Commercial Services & Supplies (0.1)%
(479,083)	Steelcase, Inc.	(3,722,475)
Communications Equipment (0.1)%
(149,603)	NetScout Systems, Inc.	(5,373,740)*
Consumer Finance (0.7)%
(173,467)	Capital One Financial Corp.	(18,390,972)
(2,114,555)	SoFi Technologies, Inc.	(11,503,179)*
(375,935)	Upstart Holdings, Inc.	(8,714,173)*
		(38,608,324)
Containers & Packaging (0.3)%
(120,196)	Packaging Corp. of America	(14,448,761)
Diversified Consumer Services (0.3)%
(425,411)	H&R Block, Inc.	(17,505,663)
(223,399)	Mister Car Wash, Inc.	(1,972,613)*(d)
		(19,478,276)
Electric Utilities (0.4)%
(157,985)	Hawaiian Electric Industries, Inc.	(6,009,749)
(219,875)	Southern Co.	(14,397,415)
		(20,407,164)
Number of Shares		Value
Electrical Equipment (0.4)%
(76,800)	Eaton Corp. PLC	$ (11,525,376)
(134,600)	Emerson Electric Co.	(11,656,360)
		(23,181,736)
Entertainment (0.4)%
(369,085)	ROBLOX Corp.	(16,512,863)*
(619,770)	Warner Bros Discovery, Inc.	(8,057,010)*
		(24,569,873)
Equity Real Estate Investment Trusts (0.8)%
(336,649)	Iron Mountain, Inc.	(16,856,015)
(309,169)	Lamar Advertising Co.	(28,514,657)
		(45,370,672)
Food & Staples Retailing (0.4)%
(430,871)	Grocery Outlet Holding Corp.	(14,895,210)*
(118,785)	Kroger Co.	(5,617,343)
		(20,512,553)
Food Products (1.0)%
(386,532)	Brookfield Realty Capital Corp.	(2,802,357)*
(486,209)	Campbell Soup Co.	(25,725,318)
(238,785)	Conagra Brands, Inc.	(8,763,410)
(159,917)	General Mills, Inc.	(13,046,029)
(106,174)	McCormick & Co., Inc.	(8,349,523)
		(58,686,637)
Hotels, Restaurants & Leisure (0.6)%
(104,038)	Darden Restaurants, Inc.	(14,891,999)
(154,739)	Dine Brands Global, Inc.	(11,155,135)
(107,074)	Restaurant Brands International, Inc.	(6,358,054)
		(32,405,188)
Household Durables (0.1)%
(99,979)	Cricut, Inc.	(888,813)*
(33,427)	TopBuild Corp.	(5,687,270)*
		(6,576,083)
Household Products (0.3)%
(187,088)	Church & Dwight Co., Inc.	(13,868,833)
Industrial Conglomerates (0.3)%
(75,086)	3M Co.	(9,445,068)
(107,400)	General Electric Co.	(8,356,794)
		(17,801,862)
Interactive Media & Services (0.3)%
(115,259)	Bumble, Inc.	(2,927,579)*
(1,902,469)	fuboTV, Inc.	(6,963,036)*
(64,500)	Match Group, Inc.	(2,786,400)*
(60,237)	ZoomInfo Technologies, Inc.	(2,682,354)*
		(15,359,369)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Number of Shares		Value
Internet & Direct Marketing Retail (0.0)%(f)
(230,701)	1stdibs.com, Inc.	$ (1,561,846)*
IT Services (0.6)%
(119,663)	Cloudflare, Inc. Class A	(6,739,420)*
(34,466)	Snowflake, Inc. Class A	(5,524,900)*
(1,395,970)	Western Union Co.	(18,859,555)
		(31,123,875)
Machinery (0.8)%
(141,898)	Illinois Tool Works, Inc.	(30,299,480)
(234,548)	Ingersoll Rand, Inc.	(11,844,674)
(1,112,917)	Microvast Holdings, Inc.	(2,726,647)*
		(44,870,801)
Media (1.4)%
(536,763)	Interpublic Group of Cos., Inc.	(15,990,170)
(275,563)	Omnicom Group, Inc.	(20,047,208)
(524,142)	Paramount Global	(9,602,281)
(2,510,065)	Sirius XM Holdings, Inc.	(15,160,793)
(286,836)	Trade Desk, Inc.	(15,271,149)*
		(76,071,601)
Multi-Utilities (0.4)%
(270,337)	Consolidated Edison, Inc.	(23,778,842)
Personal Products (0.1)%
(701,352)	Beauty Health Co.	(8,016,453)*
Professional Services (0.2)%
(216,917)	TransUnion	(12,856,671)
Real Estate Management & Development (0.2)%
(2,625,252)	Opendoor Technologies, Inc.	(6,799,402)*
(669,927)	Redfin Corp.	(3,222,349)*
		(10,021,751)
Road & Rail (0.3)%
(154,000)	Canadian Pacific Railway Ltd.	(11,471,460)
Number of Shares		Value
Road & Rail – cont'd
(34,900)	Landstar System, Inc.	$ (5,452,078)
(16,923,538)
Semiconductors & Semiconductor Equipment (0.2)%
(65,269)	Texas Instruments, Inc.	(10,484,159)
Software (2.5)%
(346,544)	Confluent, Inc.	(9,315,103)*
(18,193)	Crowdstrike Holdings, Inc. Class A	(2,932,712)*
(35,129)	Datadog, Inc.	(2,828,236)*
(120,051)	Descartes Systems Group, Inc.	(8,291,923)*
(58,203)	DocuSign, Inc.	(2,811,205)*
(387,076)	HashiCorp, Inc.	(11,894,845)*
(446,683)	Palantir Technologies, Inc.	(3,926,344)*
(73,091)	Paycom Software, Inc.	(25,289,486)*
(93,937)	Paylocity Holding Corp.	(21,773,657)*
(242,184)	Samsara, Inc.	(2,981,285)*
(345,582)	SAP SE ADR	(33,196,607)
(128,184)	SentinelOne, Inc. Class A	(2,927,722)*
(74,624)	SPS Commerce, Inc.	(9,441,428)*
(17,900)	Zscaler, Inc.	(2,758,390)*
(140,368,943)
Specialty Retail (1.0)%
(88,693)	AutoNation, Inc.	(9,428,953)*
(202,325)	Best Buy Co., Inc.	(13,841,053)
(72,200)	Burlington Stores, Inc.	(10,321,712)*
(132,295)	CarMax, Inc.	(8,335,908)*
(58,228)	Carvana Co.	(787,825)*
(533,504)	Sally Beauty Holdings, Inc.	(6,780,836)*
(129,872)	Sonic Automotive, Inc.	(6,071,516)
(55,567,803)
Textiles, Apparel & Luxury Goods (0.1)%
(276,659)	VF Corp.	(7,815,617)
Total Common Stocks Sold Short (Proceeds $(909,766,737))		(861,290,822)

Principal Amount
Corporate Bonds Sold Short (0.8)%
Diversified Financial Services (0.2)%
$(5,000,000)	Radian Group, Inc., 4.88%, due 3/15/2027	$ (4,437,500)
(5,000,000)	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.63%, due 3/1/2029	(3,901,100)(g)
(8,338,600)
Insurance (0.0)%(f)
(2,650,000)	Hartford Financial Services Group, Inc., (3M USD LIBOR + 2.13%), 5.03%, due 2/12/2047	(2,203,819)(g)(j)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Principal Amount		Value
Lodging (0.1)%
$(7,000,000)	Boyd Gaming Corp., 4.75%, due 12/1/2027	$ (6,484,520)
Media (0.2)%
(4,000,000)	iHeartCommunications, Inc., 8.38%, due 5/1/2027	(3,606,970)
(5,000,000)	Sirius XM Radio, Inc., 4.00%, due 7/15/2028	(4,314,486)(g)
		(7,921,456)
Office Equipment (0.1)%
(7,000,000)	Steelcase, Inc., 5.13%, due 1/18/2029	(6,146,980)
Pipelines (0.1)%
(8,170,000)	TransCanada PipeLines Ltd., (3M USD LIBOR + 2.21%), 5.12%, due 5/15/2067	(6,152,361)(j)
Retail (0.1)%
(5,000,000)	Macy's Retail Holdings LLC, 5.88%, due 4/1/2029	(4,335,123)(g)
Total Corporate Bonds Sold Short (Proceeds $(45,302,832))		(41,582,859)
Total Short Positions (Proceeds $(955,069,569))		(902,873,681)
Total Investments 84.1% (Cost $4,133,675,447)		4,719,480,660
Other Assets Less Liabilities 15.9%		895,147,873(m)
Net Assets 100.0%		$5,614,628,533

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral for options written.
(b)	Value determined using significant unobservable inputs.
(c)
Security fair valued as of October 31, 2022 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2022 amounted to $263,407,938, which represents 4.7% of net assets of the Fund.

(d)
All or a portion of this security is on loan at October 31, 2022. Total value of all such securities at
October 31, 2022 amounted to $43,177,197, collateralized by cash collateral of $44,743,892 and non-cash
(U.S. Treasury Securities) collateral of $207,151 for the Fund (see Note A of the Notes to Financial
Statements).

(e)	Security represented in Units.
(f)	Represents less than 0.05% of net assets of the Fund.
(g)
Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31,
2022, these securities amounted to $54,028,111 of long positions and $(14,754,528) of short positions, which represents 1.0% and (0.3)%, respectively, of net assets of the Fund.

(h)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2022.

(i)	Payment-in-kind (PIK) security.
(j)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2022 and changes periodically.
(k)	Represents 7-day effective yield as of October 31, 2022.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
(l)	Represents investment of cash collateral received from securities lending.
(m)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2022.
#   These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At October 31, 2022, these securities amounted to $260,539,802, which represents 4.6% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 10/31/2022	Fair Value Percentage of Net Assets as of 10/31/2022
A24 Films LLC (Preferred Units)	2/25/2022	$4,463,654	$4,463,653	0.1%
Arctic Wolf Networks, Inc.	12/31/2021	3,950,001	3,950,001	0.1%
Arctic Wolf Networks, Inc. (Convertible Bonds)	9/30/2022	19,850,000	19,850,000	0.3%
Cybereason, Inc. (Ser. F Preferred Shares)	7/19/2021	4,750,000	4,275,008	0.0%
Druva, Inc. (Ser. 4 Preferred Shares)	6/14/2019	3,429,998	6,167,968	0.1%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	4,500,000	4,499,993	0.1%
Fabletics, Inc. (Ser. G Preferred Shares)	1/10/2022	23,000,000	23,000,000	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020 - 4/29/2021	35,957,294	151,994,250	2.7%
Grammarly, Inc. Class A	12/23/2021 - 1/24/2022	4,701,917	3,761,530	0.1%
Grammarly, Inc. (Ser. 3 Preferred Shares)	12/23/2021 - 1/24/2022	1,458,063	1,458,063	0.0%
One Spa World, LLC Second Lien Term Loan	3/19/2019	19,650,000	20,400,000	0.4%
Savage X, Inc. (Ser. C Preferred Shares)	11/30/2021	3,949,983	3,949,984	0.1%
Signifyd, Inc. (Ser. Seed Preferred Shares)	5/24/2021	5,572,107	2,698,448	0.1%
Signifyd, Inc. (Ser. A Preferred Shares)	5/24/2021	2,427,463	1,177,142	0.0%
Venture Global LNG, Inc.	11/21/2018	2,303,000	3,245,256	0.1%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	5,135,005	5,648,506	0.1%
Total		$145,098,485	$260,539,802	4.7%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2022, open positions in futures for the Fund were as follows:
Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	498	NASDAQ 100 E-Mini Index	$(114,014,610)	$553,079
12/2022	485	Russell 2000 E-Mini Index	(44,935,250)	(877,325)
12/2022	2,000	S&P 500 E-Mini Index	(388,300,000)	11,263,624
Total Futures				$10,939,378
At October 31, 2022, the Fund had $23,384,552 deposited in a segregated account to cover margin requirements on open futures.
For the year ended October 31, 2022, the average notional value for the months where the Fund had futures outstanding was $(634,584,240) for short positions.
Total return basket swap contracts (“total return basket swaps”)
At October 31, 2022, the Fund had outstanding total return basket swaps(a) as follows:
Over-the-counter total return basket swaps—Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBECS1	0.25%	(0.40)%	€STR	3M/T	7/7/2023	$(294,850)
GSI	GSCBECS1	0.25%	(0.40)%	€STR	3M/T	7/7/2023	(174,976)
GSI	GSCBECS1	0.25%	(0.40)%	€STR	3M/T	7/7/2023	1,244,744
GSI	GSCBECS1	0.25%	(0.40)%	€STR	3M/T	7/7/2023	1,792,153
GSI	GSCBECS1	0.25%	(0.40)%	€STR	3M/T	7/7/2023	3,197,767
GSI	GSCBOEC1	2.68%	(0.40)%	FEDL01	3M/T	1/19/2024	(2,211,553)
GSI	GSNBLIPO	2.10%	(0.98)%	FEDL01	1M/T	5/23/2023	1,310,577
JPM	JPNBGCND	2.41%	(0.65)%	OBFR	3M/T	5/1/2023	16,068,538
JPM	JPNBLQGS	3.09%	0.03%	OBFR	1M/T	5/23/2023	17,845,642
JPM	JPNBRMV3	3.05%	(0.01)%	OBFR	1M/T	11/6/2023	3,306,221
Total							$42,084,263
(a) The following table represents required component disclosures associated with the total return basket swaps:
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1
EssilorLuxottica SA	(1,234)	EUR(1,292,707)	$(27,547)	9.3%
Henkel AG & Co KGaA	(2,878)	(1,198,842)	(25,547)	8.6%
Industria de Diseno Textil SA	(7,822)	(1,171,995)	(24,975)	8.5%
Delivery Hero SE	(4,916)	(1,070,843)	(22,819)	7.7%
H & M Hennes & Mauritz AB	(14,717)	(979,162)	(20,866)	7.1%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
Zalando SE	(5,192)	EUR(791,119)	$(16,858)	5.7%
Swatch Group AG/The	(508)	(755,742)	(16,105)	5.4%
adidas AG	(1,029)	(665,357)	(14,178)	4.8%
HelloFresh SE	(4,841)	(640,579)	(13,650)	4.6%
HUGO BOSS AG	(2,064)	(628,658)	(13,396)	4.5%
Pearson PLC	(8,550)	(622,109)	(13,257)	4.5%
Puma SE	(1,847)	(540,542)	(11,519)	3.9%
Kingfisher PLC	(31,975)	(530,287)	(11,300)	3.8%
Pandora A/S	(1,345)	(468,465)	(9,983)	3.4%
Next PLC	(1,215)	(453,810)	(9,670)	3.3%
Dufry AG	(1,602)	(349,021)	(7,437)	2.5%
Auto Trader Group PLC	(8,816)	(348,406)	(7,424)	2.6%
JD Sports Fashion PLC	(34,484)	(254,573)	(5,425)	1.9%
Thule Group AB	(1,501)	(195,423)	(4,164)	1.5%
ProSiebenSat.1 Media SE	(4,136)	(185,856)	(3,962)	1.3%
Adevinta ASA	(2,985)	(135,080)	(2,879)	1.0%
Watches of Switzerland Group PLC	(1,879)	(110,247)	(2,350)	0.8%
Games Workshop Group PLC	(225)	(108,897)	(2,321)	0.8%
MIPS AB	(455)	(97,254)	(2,072)	0.7%
Dr Martens PLC	(4,774)	(90,005)	(1,918)	0.6%
RTL Group SA	(336)	(75,423)	(1,607)	0.5%
Stroeer SE & Co KGaA	(231)	(62,316)	(1,328)	0.4%
Fielmann AG	(216)	(45,449)	(967)	0.3%
		EUR(13,868,167)	$(295,524)
Accrued Net Interest Receivable/(Payable)			674
			$(294,850)
GSCBECS1
EssilorLuxottica SA	(1,297)	EUR(1,358,878)	$(16,443)	9.3%
Henkel AG & Co KGaA	(3,025)	(1,260,209)	(15,249)	8.6%
Industria de Diseno Textil SA	(8,222)	(1,231,987)	(14,907)	8.5%
Delivery Hero SE	(5,168)	(1,125,657)	(13,621)	7.7%
H & M Hennes & Mauritz AB	(15,470)	(1,029,284)	(12,455)	7.1%
Zalando SE	(5,457)	(831,615)	(10,063)	5.7%
Swatch Group AG/The	(534)	(794,427)	(9,613)	5.4%
adidas AG	(1,082)	(699,416)	(8,463)	4.8%
HelloFresh SE	(5,088)	(673,369)	(8,148)	4.6%
HUGO BOSS AG	(2,169)	(660,838)	(7,996)	4.5%
Pearson PLC	(8,988)	(653,953)	(7,913)	4.5%
Puma SE	(1,941)	(568,212)	(6,876)	3.9%
Kingfisher PLC	(33,612)	(557,431)	(6,745)	3.8%
Pandora A/S	(1,414)	(492,445)	(5,959)	3.4%
Next PLC	(1,277)	(477,040)	(5,772)	3.3%
Dufry AG	(1,684)	(366,886)	(4,439)	2.5%
Auto Trader Group PLC	(9,268)	(366,240)	(4,432)	2.5%
JD Sports Fashion PLC	(36,250)	(267,604)	(3,238)	1.8%
Thule Group AB	(1,578)	(205,426)	(2,486)	1.4%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
ProSiebenSat.1 Media SE	(4,348)	EUR(195,370)	$(2,364)	1.3%
Adevinta ASA	(3,138)	(141,994)	(1,718)	1.0%
Watches of Switzerland Group PLC	(1,975)	(115,890)	(1,402)	0.8%
Games Workshop Group PLC	(236)	(114,472)	(1,386)	0.8%
MIPS AB	(478)	(102,232)	(1,235)	0.7%
Dr Martens PLC	(5,019)	(94,613)	(1,145)	0.6%
RTL Group SA	(353)	(79,285)	(959)	0.6%
Stroeer SE & Co KGaA	(244)	(65,507)	(793)	0.5%
Fielmann AG	(227)	(47,775)	(578)	0.4%
		EUR(14,578,055)	$(176,398)
Accrued Net Interest Receivable/(Payable)			1,422
			$(174,976)
GSCBECS1
EssilorLuxottica SA	(596)	EUR(623,753)	$115,898	9.3%
Henkel AG & Co KGaA	(1,389)	(578,461)	107,482	8.6%
Industria de Diseno Textil SA	(3,774)	(565,507)	105,075	8.5%
Delivery Hero SE	(2,372)	(516,699)	96,007	7.7%
H & M Hennes & Mauritz AB	(7,101)	(472,462)	87,787	7.1%
Zalando SE	(2,505)	(381,728)	70,928	5.7%
Swatch Group AG/The	(245)	(364,658)	67,756	5.4%
adidas AG	(497)	(321,046)	59,653	4.8%
HelloFresh SE	(2,336)	(309,090)	57,432	4.6%
HUGO BOSS AG	(996)	(303,338)	56,363	4.5%
Pearson PLC	(4,125)	(300,178)	55,775	4.5%
Puma SE	(891)	(260,821)	48,462	3.9%
Kingfisher PLC	(15,429)	(255,872)	47,543	3.8%
Pandora A/S	(649)	(226,042)	42,000	3.4%
Next PLC	(586)	(218,971)	40,686	3.3%
Dufry AG	(773)	(168,408)	31,291	2.5%
Auto Trader Group PLC	(4,254)	(168,112)	31,236	2.5%
JD Sports Fashion PLC	(16,639)	(122,836)	22,824	1.8%
Thule Group AB	(724)	(94,295)	17,521	1.4%
ProSiebenSat.1 Media SE	(1,996)	(89,679)	16,663	1.3%
Adevinta ASA	(1,440)	(65,178)	12,111	1.0%
Watches of Switzerland Group PLC	(907)	(53,196)	9,884	0.8%
Games Workshop Group PLC	(108)	(52,545)	9,763	0.8%
MIPS AB	(219)	(46,926)	8,719	0.7%
Dr Martens PLC	(2,304)	(43,429)	8,069	0.6%
RTL Group SA	(162)	(36,393)	6,762	0.5%
Stroeer SE & Co KGaA	(112)	(30,069)	5,587	0.4%
Fielmann AG	(104)	(21,930)	4,075	0.3%
		EUR(6,691,622)	$1,243,352
Accrued Net Interest Receivable/(Payable)			1,392
			$1,244,744
GSCBECS1
EssilorLuxottica SA	(1,094)	EUR(1,145,748)	$166,823	9.3%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
Henkel AG & Co KGaA	(2,551)	EUR(1,062,554)	$154,710	8.6%
Industria de Diseno Textil SA	(6,933)	(1,038,759)	151,246	8.5%
Delivery Hero SE	(4,357)	(949,106)	138,192	7.7%
H & M Hennes & Mauritz AB	(13,044)	(867,848)	126,361	7.1%
Zalando SE	(4,601)	(701,182)	102,094	5.7%
Swatch Group AG/The	(450)	(669,827)	97,528	5.4%
adidas AG	(912)	(589,717)	85,864	4.8%
HelloFresh SE	(4,290)	(567,756)	82,667	4.6%
HUGO BOSS AG	(1,829)	(557,190)	81,128	4.5%
Pearson PLC	(7,578)	(551,386)	80,283	4.5%
Puma SE	(1,637)	(479,092)	69,757	3.9%
Kingfisher PLC	(28,340)	(470,002)	68,433	3.8%
Pandora A/S	(1,192)	(415,209)	60,455	3.4%
Next PLC	(1,077)	(402,219)	58,564	3.3%
Dufry AG	(1,420)	(309,343)	45,041	2.5%
Auto Trader Group PLC	(7,814)	(308,798)	44,962	2.5%
JD Sports Fashion PLC	(30,564)	(225,633)	32,853	1.8%
Thule Group AB	(1,330)	(173,207)	25,219	1.4%
ProSiebenSat.1 Media SE	(3,666)	(164,727)	23,985	1.3%
Adevinta ASA	(2,646)	(119,724)	17,432	1.0%
Watches of Switzerland Group PLC	(1,665)	(97,713)	14,226	0.8%
Games Workshop Group PLC	(199)	(96,518)	14,053	0.8%
MIPS AB	(403)	(86,197)	12,551	0.7%
Dr Martens PLC	(4,232)	(79,774)	11,615	0.6%
RTL Group SA	(298)	(66,849)	9,733	0.5%
Stroeer SE & Co KGaA	(205)	(55,232)	8,042	0.4%
Fielmann AG	(191)	(40,282)	5,865	0.3%
		EUR(12,291,592)	$1,789,682
Accrued Net Interest Receivable/(Payable)			2,471
			$1,792,153
GSCBECS1
EssilorLuxottica SA	(2,110)	EUR(2,209,551)	$297,637	9.3%
Henkel AG & Co KGaA	(4,919)	(2,049,113)	276,025	8.6%
Industria de Diseno Textil SA	(13,369)	(2,003,224)	269,844	8.5%
Delivery Hero SE	(8,402)	(1,830,331)	246,554	7.7%
H & M Hennes & Mauritz AB	(25,155)	(1,673,627)	225,445	7.1%
Zalando SE	(8,874)	(1,352,214)	182,149	5.7%
Swatch Group AG/The	(868)	(1,291,747)	174,003	5.4%
adidas AG	(1,759)	(1,137,257)	153,193	4.8%
HelloFresh SE	(8,274)	(1,094,906)	147,489	4.6%
HUGO BOSS AG	(3,527)	(1,074,530)	144,744	4.5%
Pearson PLC	(14,614)	(1,063,335)	143,236	4.5%
Puma SE	(3,157)	(923,919)	124,456	3.9%
Kingfisher PLC	(54,653)	(906,389)	122,095	3.8%
Pandora A/S	(2,298)	(800,721)	107,861	3.4%
Next PLC	(2,077)	(775,671)	104,487	3.3%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
Dufry AG	(2,738)	EUR(596,561)	$80,360	2.5%
Auto Trader Group PLC	(15,070)	(595,510)	80,218	2.5%
JD Sports Fashion PLC	(58,942)	(435,128)	58,614	1.8%
Thule Group AB	(2,566)	(334,025)	44,995	1.4%
ProSiebenSat.1 Media SE	(7,069)	(317,673)	42,792	1.3%
Adevinta ASA	(5,103)	(230,885)	31,101	1.0%
Watches of Switzerland Group PLC	(3,211)	(188,438)	25,383	0.8%
Games Workshop Group PLC	(384)	(186,132)	25,073	0.8%
MIPS AB	(777)	(166,230)	22,392	0.7%
Dr Martens PLC	(8,162)	(153,842)	20,723	0.6%
RTL Group SA	(575)	(128,917)	17,366	0.5%
Stroeer SE & Co KGaA	(395)	(106,513)	14,348	0.4%
Fielmann AG	(369)	(77,683)	10,465	0.3%
		EUR(23,704,072)	$3,193,048
Accrued Net Interest Receivable/(Payable)			4,719
			$3,197,767
GSCBOEC1
Avis Budget Group Inc	(6,399)	$(2,760,745)	$(71,092)	2.9%
EMCOR Group Inc	(9,510)	(2,448,221)	(63,044)	2.5%
Flex Ltd	(67,086)	(2,396,543)	(61,713)	2.5%
Super Micro Computer Inc	(18,247)	(2,316,711)	(59,658)	2.4%
WW Grainger Inc	(2,125)	(2,266,013)	(58,352)	2.4%
Herc Holdings Inc	(10,553)	(2,264,381)	(58,310)	2.3%
Macy's Inc	(58,487)	(2,224,871)	(57,292)	2.3%
United Rentals Inc	(3,856)	(2,220,848)	(57,189)	2.3%
Cummins Inc	(4,950)	(2,208,136)	(56,862)	2.3%
AMERCO	(2,045)	(2,146,323)	(55,270)	2.2%
Jabil Inc	(18,235)	(2,137,594)	(55,045)	2.2%
Signet Jewelers Ltd	(17,554)	(2,089,384)	(53,804)	2.2%
Ford Motor Co	(81,770)	(1,994,630)	(51,364)	2.1%
Bank of America Corp	(30,123)	(1,980,710)	(51,005)	2.1%
Boyd Gaming Corp	(18,632)	(1,963,330)	(50,558)	2.1%
ON Semiconductor Corp	(17,324)	(1,941,681)	(50,000)	2.0%
Landstar System Inc	(6,726)	(1,916,991)	(49,364)	2.0%
XPO Logistics Inc	(20,235)	(1,910,129)	(49,188)	2.0%
Univar Solutions Inc	(40,750)	(1,894,383)	(48,782)	2.0%
Morgan Stanley	(12,449)	(1,866,330)	(48,060)	1.9%
Group 1 Automotive Inc	(5,884)	(1,857,086)	(47,822)	1.9%
Diodes Inc	(13,933)	(1,821,866)	(46,915)	1.9%
Churchill Downs Inc	(4,726)	(1,792,854)	(46,168)	1.9%
CSX Corp	(33,663)	(1,784,814)	(45,961)	1.9%
Discover Financial Services	(9,338)	(1,779,726)	(45,830)	1.8%
Texas Instruments Inc	(6,050)	(1,772,989)	(45,656)	1.8%
Knight-Swift Transportation Holdings Inc	(20,120)	(1,763,123)	(45,402)	1.8%
Microchip Technology Inc	(15,571)	(1,754,008)	(45,167)	1.8%
Hibbett Inc	(15,159)	(1,726,351)	(44,455)	1.8%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1 (cont’d)
Matson Inc	(12,781)	$(1,715,832)	$(44,184)	1.8%
A O Smith Corp	(17,147)	(1,713,738)	(44,130)	1.8%
Werner Enterprises Inc	(23,861)	(1,706,541)	(43,945)	1.8%
STMicroelectronics NV	(29,699)	(1,686,243)	(43,422)	1.7%
Onto Innovation Inc	(13,709)	(1,671,840)	(43,051)	1.7%
Steven Madden Ltd	(30,512)	(1,662,845)	(42,820)	1.7%
Korn Ferry	(16,345)	(1,657,731)	(42,688)	1.7%
Popular Inc	(12,707)	(1,639,530)	(42,218)	1.7%
United Parcel Service Inc	(5,322)	(1,629,091)	(41,951)	1.7%
NXP Semiconductors NV	(5,924)	(1,578,799)	(40,656)	1.6%
ABM Industries Inc	(19,118)	(1,552,492)	(39,978)	1.6%
Power Integrations Inc	(12,701)	(1,545,867)	(39,808)	1.6%
Boot Barn Holdings Inc	(14,775)	(1,531,141)	(39,428)	1.6%
Masco Corp	(18,126)	(1,530,211)	(39,404)	1.6%
GMS Inc	(17,416)	(1,499,793)	(38,621)	1.6%
Buckle Inc/The	(18,992)	(1,362,771)	(35,093)	1.4%
Sonic Automotive Inc	(15,503)	(1,322,284)	(34,050)	1.4%
Photronics Inc	(40,664)	(1,203,379)	(30,988)	1.2%
Customers Bancorp Inc	(17,645)	(1,084,594)	(27,929)	1.1%
Badger Meter Inc	(5,139)	(1,054,589)	(27,157)	1.1%
Encore Capital Group Inc	(10,925)	(1,014,974)	(26,137)	1.1%
SiTime Corp	(6,141)	(1,006,317)	(25,914)	1.0%
Plexus Corp	(5,402)	(969,890)	(24,976)	1.0%
Granite Construction Inc	(14,924)	(918,416)	(23,650)	1.0%
Other Securities	(60,022)	(3,114,698)	(80,207)	3.2%
		$(96,374,377)	$(2,481,733)
Accrued Net Interest Receivable/(Payable)			270,180
			$(2,211,553)
GSNBLIPO
Robinhood Markets Inc	(6,292)	$(519,574)	$57,473	4.6%
Toast Inc	(3,158)	(493,168)	54,552	4.4%
Marqeta Inc	(8,633)	(481,002)	53,206	4.3%
Confluent Inc	(2,450)	(465,683)	51,512	4.1%
Hertz Global Holdings Inc	(3,510)	(456,573)	50,504	4.0%
HashiCorp Inc	(2,100)	(456,162)	50,459	4.0%
Rivian Automotive Inc	(1,801)	(445,231)	49,249	3.9%
GLOBALFOUNDRIES Inc	(1,110)	(445,102)	49,235	3.9%
On Holding AG	(3,311)	(411,808)	45,552	3.7%
Gitlab Inc	(1,179)	(403,910)	44,679	3.6%
Monday.com Ltd	(518)	(391,402)	43,295	3.5%
SentinelOne Inc	(2,411)	(389,321)	43,065	3.5%
Doximity Inc	(1,968)	(368,310)	40,742	3.3%
Duolingo Inc	(585)	(338,460)	37,439	3.0%
Verve Therapeutics Inc	(1,079)	(287,476)	31,799	2.5%
Xometry Inc	(650)	(275,848)	30,513	2.4%
Dlocal Ltd/Uruguay	(1,625)	(256,199)	28,340	2.3%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSNBLIPO (cont’d)
Clear Secure Inc	(1,269)	$(242,504)	$26,825	2.2%
Kanzhun Ltd	(2,974)	(229,853)	25,425	2.0%
Freshworks Inc	(2,240)	(215,244)	23,809	1.9%
Credo Technology Group Holding Ltd	(2,205)	(214,233)	23,697	1.9%
Fluence Energy Inc	(1,891)	(199,639)	22,083	1.8%
NU Holdings Ltd/Cayman Islands	(5,006)	(176,985)	19,577	1.6%
Phillips Edison & Co Inc	(790)	(168,435)	18,632	1.5%
Samsara Inc	(1,676)	(145,863)	16,135	1.3%
Ryan Specialty Holdings Inc	(454)	(144,040)	15,933	1.3%
Krispy Kreme Inc	(1,380)	(139,999)	15,486	1.2%
Full Truck Alliance Co Ltd	(3,901)	(131,293)	14,523	1.2%
Mister Car Wash Inc	(1,931)	(120,525)	13,332	1.1%
Paycor HCM Inc	(539)	(116,201)	12,854	1.0%
TPG Inc	(534)	(116,151)	12,848	1.0%
Nuvei Corp	(542)	(115,233)	12,747	1.0%
AvidXchange Holdings Inc	(1,776)	(114,266)	12,640	1.0%
TaskUS Inc	(681)	(97,282)	10,761	0.9%
Olaplex Holdings Inc	(3,065)	(95,356)	10,548	0.8%
Remitly Global Inc	(1,107)	(90,920)	10,057	0.8%
Excelerate Energy Inc	(435)	(85,001)	9,402	0.8%
EngageSmart Inc	(558)	(77,471)	8,569	0.7%
ForgeRock Inc	(481)	(76,643)	8,478	0.7%
PowerSchool Holdings Inc	(484)	(68,382)	7,564	0.6%
Definitive Healthcare Corp	(595)	(66,431)	7,348	0.6%
Legalzoom.com Inc	(986)	(64,489)	7,133	0.6%
Allbirds Inc	(2,592)	(63,040)	6,973	0.6%
Core & Main Inc	(360)	(59,950)	6,631	0.5%
Sovos Brands Inc	(605)	(59,256)	6,555	0.5%
Informatica Inc	(429)	(58,786)	6,503	0.5%
Caribou Biosciences Inc	(724)	(49,825)	5,511	0.4%
Traeger Inc	(1,644)	(48,231)	5,335	0.4%
Udemy Inc	(460)	(47,287)	5,231	0.4%
Dole PLC	(781)	(47,201)	5,221	0.4%
Other Securities	(12,678)	(647,596)	71,635	61.1%
		$(11,278,840)	$1,247,615
Accrued Net Interest Receivable/(Payable)			62,962
			$1,310,577
JPNBGCND
Amazon.com Inc	(65,551)	$(8,788,427)	$2,905,129	18.2%
Home Depot Inc/The	(7,172)	(2,779,745)	918,881	5.7%
McDonald's Corp	(6,258)	(2,233,194)	738,211	4.6%
LVMH Moet Hennessy Louis Vuitton SE	(2,352)	(1,944,530)	642,789	4.0%
Toyota Motor Corp	(103,216)	(1,871,827)	618,757	3.9%
Lowe's Cos Inc	(6,844)	(1,746,118)	577,202	3.6%
NIKE Inc	(10,755)	(1,304,546)	431,235	2.7%
Starbucks Corp	(10,838)	(1,228,252)	406,015	2.5%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont’d)
TJX Cos Inc/The	(11,248)	$(1,061,350)	$350,843	2.2%
Booking Holdings Inc	(402)	(983,723)	325,182	2.0%
Sony Group Corp	(11,097)	(975,988)	322,626	2.0%
Target Corp	(4,479)	(962,870)	318,289	2.0%
AutoZone Inc	(277)	(918,722)	303,696	1.9%
O'Reilly Automotive Inc	(795)	(870,980)	287,914	1.8%
Dollar General Corp	(2,276)	(759,722)	251,136	1.6%
Mercedes-Benz Group AG	(9,535)	(722,978)	238,990	1.5%
Cie Financiere Richemont SA	(5,209)	(667,053)	220,503	1.4%
Ford Motor Co	(37,494)	(656,078)	216,875	1.4%
Hermes International	(375)	(636,182)	210,298	1.3%
General Motors Co	(12,325)	(633,130)	209,289	1.3%
Chipotle Mexican Grill Inc	(320)	(626,729)	207,173	1.3%
Compass Group PLC	(20,334)	(560,494)	185,279	1.2%
Marriott International Inc/MD	(2,601)	(544,971)	180,147	1.1%
Hilton Worldwide Holdings Inc	(3,018)	(534,275)	176,611	1.1%
Yum! Brands Inc	(3,297)	(510,270)	168,676	1.1%
eBay Inc	(9,221)	(480,779)	158,928	1.0%
Ross Stores Inc	(3,833)	(480,020)	158,677	1.0%
Honda Motor Co Ltd	(15,500)	(460,361)	152,178	1.0%
Dollar Tree Inc	(2,196)	(455,621)	150,611	0.9%
DR Horton Inc	(4,432)	(445,892)	147,395	0.9%
Kering SA	(735)	(440,881)	145,739	0.9%
Genuine Parts Co	(1,874)	(436,180)	144,185	0.9%
Oriental Land Co Ltd/Japan	(2,479)	(435,470)	143,950	0.9%
Aptiv PLC	(3,471)	(413,696)	136,753	0.9%
Bayerische Motoren Werke AG	(3,899)	(401,243)	132,636	0.8%
Fast Retailing Co Ltd	(549)	(400,885)	132,518	0.8%
Lennar Corp	(3,716)	(392,506)	129,748	0.8%
Denso Corp	(5,274)	(343,179)	113,442	0.7%
Ulta Beauty Inc	(620)	(340,024)	112,399	0.7%
Volkswagen AG	(1,985)	(332,294)	109,844	0.7%
Bandai Namco Holdings Inc	(3,821)	(331,150)	109,466	0.7%
LKQ Corp	(4,537)	(330,381)	109,212	0.7%
Industria de Diseno Textil SA	(11,026)	(327,279)	108,186	0.7%
Cie Generale des Etablissements Michelin SCA	(9,702)	(324,024)	107,110	0.7%
Magna International Inc	(4,237)	(308,687)	102,041	0.6%
MGM Resorts International	(6,171)	(287,290)	94,967	0.6%
Bridgestone Corp	(6,034)	(284,898)	94,177	0.6%
Sekisui House Ltd	(11,722)	(255,464)	84,447	0.5%
Panasonic Holdings Corp	(26,596)	(249,301)	82,410	0.5%
Toyota Industries Corp	(3,633)	(245,074)	81,012	0.5%
Other Securities	(221,073)	(4,688,315)	1,549,786	9.6%
		$(48,413,048)	$16,003,563
Accrued Net Interest Receivable/(Payable)			64,975
			$16,068,538
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS
GoDaddy Inc	(11,767)	$(2,727,045)	$350,083	2.0%
Enphase Energy Inc	(3,041)	(2,690,642)	345,410	2.0%
Take-Two Interactive Software Inc	(7,450)	(2,544,202)	326,611	1.9%
Pure Storage Inc	(26,576)	(2,364,011)	303,479	1.7%
Performance Food Group Co	(15,602)	(2,340,290)	300,434	1.7%
Sprouts Farmers Market Inc	(27,192)	(2,312,166)	296,823	1.7%
Jabil Inc	(12,355)	(2,288,078)	293,731	1.7%
Palo Alto Networks Inc	(4,408)	(2,180,419)	279,910	1.6%
Dropbox Inc	(31,122)	(1,951,116)	250,474	1.4%
Lumentum Holdings Inc	(8,412)	(1,805,170)	231,738	1.3%
Zendesk Inc	(8,038)	(1,776,869)	228,105	1.3%
Nutanix Inc	(22,124)	(1,747,319)	224,311	1.3%
Microchip Technology Inc	(9,414)	(1,675,284)	215,064	1.2%
Electronic Arts Inc	(4,551)	(1,652,213)	212,102	1.2%
Sabre Corp	(92,835)	(1,554,708)	199,585	1.1%
AmerisourceBergen Corp	(3,343)	(1,514,911)	194,476	1.1%
NXP Semiconductors NV	(3,575)	(1,505,365)	193,252	1.1%
Crowdstrike Holdings Inc	(3,177)	(1,476,384)	189,530	1.1%
Live Nation Entertainment Inc	(6,125)	(1,405,482)	180,428	1.0%
Monolithic Power Systems Inc	(1,432)	(1,400,691)	179,813	1.0%
F5 Inc	(3,323)	(1,368,996)	175,744	1.0%
Murphy USA Inc	(1,506)	(1,365,375)	175,280	1.0%
StoneCo Ltd	(44,816)	(1,356,372)	174,124	1.0%
EPAM Systems Inc	(1,344)	(1,355,644)	174,030	1.0%
Coty Inc	(67,980)	(1,314,808)	168,788	1.0%
Silicon Laboratories Inc	(3,881)	(1,285,446)	165,019	0.9%
New York Times Co/The	(15,393)	(1,284,970)	164,958	0.9%
United Natural Foods Inc	(10,333)	(1,263,150)	162,156	0.9%
Dynatrace Inc	(12,313)	(1,250,700)	160,558	0.9%
Molina Healthcare Inc	(1,185)	(1,225,884)	157,372	0.9%
Incyte Corp	(5,684)	(1,217,933)	156,352	0.9%
Marvell Technology Inc	(10,521)	(1,203,284)	154,471	0.9%
Wix.com Ltd	(4,955)	(1,201,114)	154,193	0.9%
Centene Corp	(4,833)	(1,186,014)	152,254	0.9%
Trade Desk Inc/The	(7,608)	(1,167,474)	149,874	0.8%
Maximus Inc	(6,564)	(1,166,727)	149,778	0.8%
AMN Healthcare Services Inc	(3,103)	(1,122,359)	144,082	0.8%
Coherent Corp	(11,551)	(1,119,012)	143,653	0.8%
Wolfspeed Inc	(4,912)	(1,115,016)	143,140	0.8%
Paramount Global	(19,830)	(1,047,149)	134,427	0.8%
AdaptHealth Corp	(15,924)	(1,046,485)	134,342	0.8%
Snowflake Inc	(2,248)	(1,038,911)	133,370	0.8%
Dollar General Corp	(1,403)	(1,031,088)	132,366	0.8%
Datadog Inc	(4,430)	(1,028,097)	131,982	0.7%
Zscaler Inc	(2,306)	(1,024,141)	131,474	0.7%
agilon health Inc	(17,242)	(986,536)	126,646	0.7%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Aramark	(9,224)	$(970,482)	$124,585	0.7%
Pinterest Inc	(13,677)	(969,818)	124,500	0.7%
Palantir Technologies Inc	(38,048)	(964,005)	123,754	0.7%
Bill.com Holdings Inc	(2,480)	(953,379)	122,390	0.7%
Other Securities	(628,413)	(63,908,568)	8,204,236	61.1%
		$(137,451,302)	$17,645,257
Accrued Net Interest Receivable/(Payable)			200,385
			$17,845,642
JPNBRMV3
Archer-Daniels-Midland Co	(7,839)	$(1,850,995)	$45,957	1.5%
Devon Energy Corp	(9,565)	(1,801,291)	44,723	1.4%
Freeport-McMoRan Inc	(20,646)	(1,592,967)	39,551	1.3%
Agilent Technologies Inc	(4,593)	(1,547,225)	38,415	1.2%
Analog Devices Inc	(4,375)	(1,519,184)	37,719	1.2%
Nucor Corp	(4,295)	(1,373,721)	34,107	1.1%
Synopsys Inc	(1,897)	(1,351,509)	33,556	1.1%
Williams Cos Inc/The	(16,519)	(1,316,371)	32,684	1.0%
IQVIA Holdings Inc	(2,492)	(1,271,998)	31,582	1.0%
Kroger Co/The	(11,021)	(1,268,976)	31,507	1.0%
Hess Corp	(3,669)	(1,260,224)	31,289	1.0%
Motorola Solutions Inc	(2,010)	(1,221,811)	30,336	1.0%
Ameriprise Financial Inc	(1,622)	(1,221,104)	30,318	1.0%
Roper Technologies Inc	(1,164)	(1,175,234)	29,179	1.0%
Arthur J Gallagher & Co	(2,552)	(1,162,510)	28,863	0.9%
Newmont Corp	(11,106)	(1,144,289)	28,411	0.9%
Keysight Technologies Inc	(2,655)	(1,125,602)	27,947	0.9%
PACCAR Inc	(4,746)	(1,118,921)	27,781	0.9%
Dollar Tree Inc	(2,794)	(1,078,123)	26,768	0.9%
ConocoPhillips	(3,497)	(1,073,643)	26,657	0.8%
M&T Bank Corp	(2,601)	(1,066,141)	26,471	0.8%
Parker-Hannifin Corp	(1,504)	(1,064,102)	26,420	0.8%
Albemarle Corp	(1,496)	(1,019,089)	25,302	0.8%
Willis Towers Watson PLC	(1,849)	(982,504)	24,394	0.8%
Fifth Third Bancorp	(10,944)	(950,961)	23,611	0.8%
Republic Services Inc	(2,852)	(920,969)	22,866	0.7%
Genuine Parts Co	(2,038)	(882,354)	21,908	0.7%
Hartford Financial Services Group Inc/The	(5,002)	(881,782)	21,893	0.7%
CF Industries Holdings Inc	(3,385)	(875,642)	21,741	0.7%
Marathon Oil Corp	(11,735)	(870,002)	21,601	0.7%
Corning Inc	(11,085)	(868,201)	21,556	0.7%
Fidelity National Information Services Inc	(4,208)	(850,176)	21,109	0.7%
Principal Financial Group Inc	(3,899)	(836,641)	20,773	0.7%
AMETEK Inc	(2,600)	(820,878)	20,381	0.6%
Cummins Inc	(1,339)	(797,292)	19,796	0.6%
Zimmer Biomet Holdings Inc	(2,885)	(796,184)	19,768	0.6%
Regions Financial Corp	(14,651)	(782,975)	19,440	0.6%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBRMV3 (cont’d)
Cardinal Health Inc	(4,195)	$(775,168)	$19,246	0.6%
Nasdaq Inc	(4,917)	(745,154)	18,501	0.6%
Canadian Pacific Railway Ltd	(4,103)	(743,796)	18,467	0.6%
Laboratory Corp of America Holdings	(1,344)	(725,869)	18,022	0.6%
Diamondback Energy Inc	(1,870)	(715,361)	17,761	0.6%
Mosaic Co/The	(5,316)	(695,688)	17,273	0.5%
Tyson Foods Inc	(4,059)	(675,521)	16,772	0.5%
First Republic Bank/CA	(2,308)	(675,007)	16,759	0.5%
Quest Diagnostics Inc	(1,907)	(666,920)	16,559	0.5%
Citizens Financial Group Inc	(6,638)	(661,018)	16,412	0.5%
Discover Financial Services	(2,541)	(646,159)	16,043	0.5%
Dover Corp	(2,028)	(645,446)	16,025	0.5%
Arch Capital Group Ltd	(4,594)	(643,147)	15,968	0.5%
Other Securities	(677,673)	(75,747,098)	1,880,693	61.1%
		$(126,502,943)	$3,140,881
Accrued Net Interest Receivable/(Payable)			165,340
			$3,306,221
Total Return Basket Swaps, at Value			$42,084,263

(b)
The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)	Effective rate at October 31, 2022.
Total return swap contracts (“total return swaps”)
At October 31, 2022, the Fund had outstanding over-the-counter total return swaps as follows:
Over-the-counter total return swaps—Short(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	S&P 500 Equal Weight Total Return Index	USD	199,224,102	11/4/2023	3.21%	0.15%	OBFR	1M/T	$17,207,207	$290,452	$17,497,659
Total									$17,207,207	$290,452	$17,497,659

(a)	The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.
(b)	Effective rate at October 31, 2022.
At October 31, 2022, the Fund had cash collateral of $3,980,000 and $3,610,000 received from Goldman Sachs International and JPMorgan Chase Bank N.A., respectively, to cover collateral requirements on over-the-counter derivatives.
For the year ended October 31, 2022, the average notional value for the months where the Fund had total return basket swaps and total return swaps for the Fund was $(704,443,870) for short positions.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Purchased option contracts (“options purchased”)
At October 31, 2022, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Exchange-Traded Funds
SPDR Energy Select Sector Fund ETF	2,277	$227,700	$65	1/20/2023	$121,820
Total options purchased (cost $1,340,081)					$121,820
Written option contracts ("options written")
At October 31, 2022, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Chemicals
Air Products & Chemicals, Inc.	269	$(6,735,760)	$280	12/16/2022	$(41,695)
Road & Rail
Uber Technologies, Inc.	3,195	(8,489,115)	40	11/18/2022	(6,390)
Total calls					$(48,085)
Puts
Exchange-Traded Funds
SPDR Energy Select Sector Fund ETF	2,277	(20,493,000)	40	1/20/2023	(11,385)
Total options written (premium received $480,926)					$(59,470)
For the year ended October 31, 2022, the average market value for the months where the Fund had options purchased and options written outstanding was $2,100,237 and $(1,483,156), respectively. At October 31, 2022, the Fund had securities pledged in the amount of $3,331,840 to cover collateral requirements for options written.

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Computers	$—	$—	$3,950,001	$3,950,001
Oil, Gas & Consumable Fuels	107,599,799	—	3,245,256	110,845,055
Software	544,767,210	—	3,761,530	548,528,740
Specialty Retail	217,282,349	—	151,994,250	369,276,599
Other Common Stocks#	2,887,456,674	—	—	2,887,456,674
Total Common Stocks	3,757,106,032	—	162,951,037	3,920,057,069
Preferred Stocks#	—	—	57,338,765	57,338,765
Master Limited Partnerships and Limited Partnerships#	162,357,574	—	—	162,357,574
Corporate Bonds#	—	149,124,857	—	149,124,857
Loan Assignments#	—	—	20,400,000	20,400,000
Convertible Bonds#	—	—	19,850,000	19,850,000
Warrants
Diversified Consumer Services	62,068	—	2,868,136	2,930,204
Other Warrants#	125,400	—	—	125,400
Total Warrants	187,468	—	2,868,136	3,055,604
Options Purchased@	121,820	—	—	121,820
Short-Term Investments	—	1,290,048,652	—	1,290,048,652
Total Investments	$3,919,772,894	$1,439,173,509	$263,407,938	$5,622,354,341

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
@	The “Purchased option contracts” table under Derivative Instruments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2022
Investments in Securities:
Common Stocks(1)	$103,106	$—	$5,153	$52,956	$8,652	$(6,916)	$—	$—	$162,951	$52,956
Preferred Stocks(1)	36,016	—	—	(7,281)	38,007	—	—	(9,403)	57,339	(4,085)
Loan Assignments(1)	25,500	48	182	(205)	—	(5,125)	—	—	20,400	(205)
Convertible Bonds(1)	—	—	—	—	19,850	—	—	—	19,850	—
Warrants(2)	—	—	—	(927)	—	—	3,795	—	2,868	(928)
Options Purchased(2)	15	—	(603)	588	—	—	—	—	—	—
Total	$164,637	$48	$4,732	$45,131	$66,509	$(12,041)	$3,795	$(9,403)	$263,408	$47,738

See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 10/31/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$155,944,251	Market Approach	Transaction Price	$11.00 – $76.17	$74.52	Increase
Common Stocks	3,245,256	Market Approach	Enterprise value EBITDA multiple(c) (EV/EBITDA)	11.0x	11.0x	Increase
Preferred Stocks	28,408,047	Market Approach	Transaction Price	$26.21 – $1,000	$817.66	Increase
Preferred Stocks	24,467,065	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	0.78x-12.0x	7.3x	Increase
			Expected Volatility	70.0%	70.0%	Decrease
			Option Term (Years)	2.5	2.5	Decrease
			Discount Rate	0.3%	0.3%	Decrease
Common Stocks	3,761,530	Market Approach	Enterprise value Revenue multiple (c) (EV/Revenue)	11.0x	11.0x	Increase
			Liquidation Preference Discount	20.0%	20.0%	Decrease
			Discount rate	1.5%	1.5%	Decrease
Convertible Bonds	19,850,000	Market Approach	Transaction Price	$1,000.00	$1,000.00	Increase
Preferred Units	4,463,653	Market Approach	Transaction Price	$113.86	$113.86	Increase
Loan Assignments	20,400,000	Market Approach	Call Price	$102.00	$102.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At the beginning of the period, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s short investments as of October 31, 2022:
Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short#	$(861,290,822)	$—	$—	$(861,290,822)
Corporate Bonds Sold Short#	—	(41,582,859)	—	(41,582,859)
Total Short Positions	$(861,290,822)	$(41,582,859)	$—	$(902,873,681)

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$11,816,703	$—	$—	$11,816,703
Liabilities	(877,325)	—	—	(877,325)
Swaps
Assets	—	62,263,301	—	62,263,301
Liabilities	—	(2,681,379)	—	(2,681,379)
Options Written
Liabilities	(59,470)	—	—	(59,470)
Total	$10,879,908	$59,581,922	$—	$70,461,830

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^
October 31, 2022

Principal Amount		Value
U.S. Treasury Obligations 79.9%
	U.S. Treasury Notes
$ 76,000,000	1.63%, due 12/15/2022	$ 75,816,209(a)
77,600,000	0.50%, due 3/15/2023	76,511,781
89,700,000	0.25%, due 6/15/2023	87,362,894
139,100,000	0.13%, due 9/15/2023 - 12/15/2023	133,125,004(a)
Total U.S. Treasury Obligations (Cost $381,537,011)		372,815,888

Index-Linked Notes 15.0%
Diversified Financial Services 15.0%
92,226,000	GS Finance Corp., 25.00%, due 2/16/2024 (Cost $92,419,987)	70,277,749
Number of Shares

Short-Term Investments 6.4%
Investment Companies 6.4%
29,617,032	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.01%(b) (Cost $29,617,032)	$29,617,032
Total Investments 101.3% (Cost $503,574,030)		472,710,669
Liabilities Less Other Assets (1.3)%		(5,969,147)(c)
Net Assets 100.0%		$466,741,522

(a)	All or a portion of this security is pledged as collateral for options written.
(b)	Represents 7-day effective yield as of October 31, 2022.
(c)	Includes the impact of the Fund's open positions in derivatives at October 31, 2022.
See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^  (cont’d)
Derivative Instruments
Written option contracts ("options written")
At October 31, 2022, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	59	$(22,844,682)	$3,650	11/4/2022	$(11,505)
S&P 500 Index	7	(2,710,386)	3,675	11/4/2022	(2,205)
S&P 500 Index	35	(13,551,930)	3,765	11/4/2022	(50,575)
S&P 500 Index	17	(6,582,366)	3,775	11/4/2022	(28,305)
S&P 500 Index	4	(1,548,792)	3,815	11/4/2022	(11,160)
S&P 500 Index	8	(3,097,584)	3,830	11/4/2022	(26,560)
S&P 500 Index	126	(48,786,948)	3,860	11/4/2022	(573,930)
S&P 500 Index	59	(22,844,682)	3,600	11/11/2022	(48,970)
S&P 500 Index	73	(28,265,454)	3,630	11/11/2022	(81,030)
S&P 500 Index	19	(7,356,762)	3,665	11/11/2022	(29,355)
S&P 500 Index	167	(64,662,066)	3,860	11/11/2022	(1,187,370)
S&P 500 Index	6	(2,323,188)	3,670	11/18/2022	(15,030)
S&P 500 Index	62	(24,006,276)	3,680	11/18/2022	(166,780)
S&P 500 Index	12	(4,646,376)	3,685	11/18/2022	(33,480)
S&P 500 Index	242	(93,701,916)	3,700	11/18/2022	(750,200)
S&P 500 Index	36	(13,939,128)	3,835	11/25/2022	(294,660)
S&P 500 Index	226	(87,506,748)	3,845	11/25/2022	(1,943,600)
S&P 500 Index	42	(16,262,316)	3,880	11/25/2022	(427,560)
S&P 500 Index	67	(25,942,266)	3,880	12/2/2022	(754,085)
Total options written (premium received $12,717,788)					$(6,436,360)
For the year ended October 31, 2022, the average market value for the months where the Fund had options written outstanding was $(11,590,967). At October 31, 2022, the Fund had securities pledged in the amount of $132,775,768 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$372,815,888	$—	$372,815,888
Index-Linked Notes	—	70,277,749	—	70,277,749
Short-Term Investments	—	29,617,032	—	29,617,032
Total Investments	$—	$472,710,669	$—	$472,710,669
See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(6,436,360)	$—	$—	$(6,436,360)
Total	$(6,436,360)	$—	$—	$(6,436,360)

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities
Neuberger Berman Alternative Funds
	Global Allocation Fund	Long Short Fund(a)	U.S. Equity Index PutWrite Strategy Fund
	October 31, 2022	October 31, 2022	October 31, 2022
Assets
Investments in securities, at value*† (Note A)— see Schedule of Investments:
Unaffiliated issuers(b)	$7,696,269	$5,622,354,341	$472,710,669
Cash	455	2,214,303	529
Foreign currency(c)	13,487	45	—
Cash collateral segregated for short sales (Note A)	—	785,490,707	—
Cash collateral segregated for futures contracts (Note A)	79,279	23,384,552	—
Dividends and interest receivable	29,886	8,381,425	5,530,865
Receivable for securities sold	226,960	78,446,376	1,130,494
Receivable for accumulated variation margin on futures contracts (Note A)	40,664	10,939,378	—
Receivable from Management—net (Note B)	34,823	—	12,133
Receivable for Fund shares sold	—	11,035,335	331,599
Receivable for securities lending income (Note A)	—	15,535	—
Receivable for forward foreign currency contracts (Note A)	16,101	—	—
Over-the-counter swap contracts, at value (Note A)	—	62,263,302	—
Prepaid expenses and other assets	26,850	162,312	71,477
Total Assets	8,164,774	6,604,687,611	479,787,766
Liabilities
Investments sold short, at value(d) (Note A)	—	902,873,681	—
Over-the-counter swap contracts, at value (Note A)	6,524	2,681,379	—
Dividends and interest payable for short sales	—	1,208,037	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	7,590,000	—
Payable to investment manager (Note B)	3,697	5,056,080	180,178
Option contracts written, at value(e) (Note A)	—	59,470	6,436,360
Payable for securities purchased	—	16,601,307	67,082
Payable for Fund shares redeemed	—	8,083,375	6,242,748
Payable for forward foreign currency contracts (Note A)	826	—	—
Payable to administrator—net (Note B)	—	784,574	—
Payable to trustees	13,331	11,735	13,180
Payable for audit fees	57,669	70,505	47,235
Payable for custodian and accounting fees	22,471	122,233	19,404
Payable for legal fees	23,506	21,149	20,490
Payable for cash collateral on loaned securities (Note A)	—	44,743,892	—
Other accrued expenses and payables	3,249	151,661	19,567
Total Liabilities	131,273	990,059,078	13,046,244
Net Assets	$8,033,501	$5,614,628,533	$466,741,522

See Notes to Financial Statements

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Alternative Funds (cont’d)
	Global Allocation Fund	Long Short Fund(a)	U.S. Equity Index PutWrite Strategy Fund
	October 31, 2022	October 31, 2022	October 31, 2022
Net Assets consist of:
Paid-in capital	$8,528,859	$4,742,392,389	$549,769,853
Total distributable earnings/(losses)	(495,358)	872,236,144	(83,028,331)
Net Assets	$8,033,501	$5,614,628,533	$466,741,522
Net Assets
Institutional Class	$6,492,678	$5,434,582,726	$293,432,654
Class A	1,071,796	132,015,818	5,234,756
Class C	442,906	48,029,989	1,279,285
Class R6	26,121	—	166,794,827
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	625,738	330,319,344	29,401,631
Class A	104,256	8,147,503	526,917
Class C	44,606	3,060,688	132,244
Class R6	2,515	—	16,688,723
Net Asset Value, offering and redemption price per share
Institutional Class	$10.38	$16.45	$9.98
Class R6	10.38	—	9.99
Net Asset Value and redemption price per share
Class A	$10.28	$16.20	$9.93
Offering Price per share
Class A‡	$10.91	$17.19	$10.54
Net Asset Value and offering price per share
Class C^	$9.93	$15.69	$9.67
†Securities on loan, at value:
Unaffiliated issuers	$—	$43,177,197	$—
*Cost of Investments:
(b) Unaffiliated issuers	$8,290,596	$5,088,745,016	$503,574,030
(c) Total cost of foreign currency	$13,689	$45	$—
(d) Proceeds from investments sold short	$—	$955,069,569	$—
(e) Premium received from option contracts written	$—	$480,926	$12,717,788

(a)	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Statements of Operations
Neuberger Berman Alternative Funds
	Global Allocation Fund	Long Short Fund(a)	U.S. Equity Index PutWrite Strategy Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$167,210	$57,376,840	$—
Interest and other income—unaffiliated issuers	57,726	24,889,221	18,705,917
Income from securities loaned—net	—	151,143	—
Foreign taxes withheld	(9,184)	(556,041)	—
Total income	$215,752	$81,861,163	$18,705,917
Expenses:
Investment management fees (Note B)	51,462	58,029,848	2,414,290
Administration fees (Note B):
Institutional Class	11,112	7,700,850	458,908
Class A	3,019	389,945	15,118
Class C	1,975	135,973	3,291
Class R6	15	—	111,745
Distribution fees (Note B):
Class A	2,903	374,947	14,536
Class C	7,595	522,974	12,659
Shareholder servicing agent fees:
Institutional Class	385	34,287	1,769
Class A	700	10,539	1,323
Class C	332	1,987	575
Class R6	117	—	1,945
Audit fees	59,419	71,505	48,235
Subsidiary Administration Fees	—	1,664	—
Custodian and accounting fees	135,256	849,235	116,835
Insurance	283	137,596	13,750
Legal fees	72,894	72,886	70,587
Registration and filing fees	69,545	183,334	123,716
Shareholder reports	2,365	382,809	68,721
Trustees' fees and expenses	43,361	46,330	43,658
Dividend and interest expense on securities sold short (Note A)	—	21,197,875	—
Interest	398	93,790	—
Miscellaneous and other fees (Note A)	15,372	328,878	45,025
Total expenses	478,508	90,567,252	3,566,686
Expenses reimbursed by Management (Note B)	(395,024)	—	(246,797)
Total net expenses	83,484	90,567,252	3,319,889
Net investment income/(loss)	$132,268	$(8,706,089)	$15,386,028

See Notes to Financial Statements

Statements of Operations  (cont’d)
Neuberger Berman Alternative Funds (cont’d)
	Global Allocation Fund	Long Short Fund(a)	U.S. Equity Index PutWrite Strategy Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(165,551)	(3,415,943)	(50,600)
Closed short positions of unaffiliated issuers	—	136,530,400	—
Settlement of forward foreign currency contracts	(1,734)	—	—
Settlement of foreign currency transactions	(4,138)	(36,020)	—
Expiration or closing of futures contracts	208,764	88,901,706	—
Expiration or closing of option contracts written	(6,234)	636,922	(56,789,696)
Expiration or closing of swap contracts	(6,262)	(46,847,618)	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(1,655,995)	(985,827,661)	(30,835,542)
Short positions of unaffiliated issuers	—	98,361,984	—
Forward foreign currency contracts	16,753	—	—
Foreign currency translations	(4,312)	28	—
Futures contracts	38,692	37,619,541	—
Option contracts written	—	205,871	2,972,872
Swap contracts	(10,920)	200,868,614	—
Net gain/(loss) on investments	(1,590,937)	(473,002,176)	(84,702,966)
Net increase/(decrease) in net assets resulting from operations	$(1,458,669)	$(481,708,265)	$(69,316,938)

(a)	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman Alternative Funds
	Global Allocation Fund		Long Short Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2022	October 31, 2021	October 31, 2022(a)	October 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$132,268	$108,769	$(8,706,089)	$(5,802,823)
Net realized gain/(loss) on investments	24,845	1,711,202	175,769,447	34,803,231
Change in net unrealized appreciation/(depreciation) of investments	(1,615,782)	484,906	(648,771,623)	654,256,671
Net increase/(decrease) in net assets resulting from operations	(1,458,669)	2,304,877	(481,708,265)	683,257,079
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(1,233,467)	(131,491)	(58,747,314)	(83,708,582)
Class A	(162,665)	(20,127)	(1,833,237)	(2,671,289)
Class C	(120,231)	(14,091)	(648,991)	(1,306,112)
Class R6	(4,419)	(574)	—	—
Total distributions to shareholders	(1,520,782)	(166,283)	(61,229,542)	(87,685,983)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	1,035,644	1,562,220	2,114,312,072	1,868,129,701
Class A	238,968	232,033	42,591,945	77,844,591
Class C	45,909	—	10,570,949	14,452,872
Class R6	1,618	—	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	1,233,467	131,491	34,762,818	47,395,312
Class A	157,153	19,895	1,404,540	1,743,155
Class C	118,291	13,857	485,715	1,112,667
Class R6	—	—	—	—
Payments for shares redeemed:
Institutional Class	(2,127,615)	(1,676,434)	(1,385,167,617)	(927,728,474)
Class A	(252,731)	(396,355)	(54,870,397)	(33,084,185)
Class C	(447,553)	(811,306)	(14,119,805)	(20,320,467)
Class R6	(4)	—	—	—
Net increase/(decrease) from Fund share transactions	3,147	(924,599)	749,970,220	1,029,545,172
Net Increase/(Decrease) in Net Assets	(2,976,304)	1,213,995	207,032,413	1,625,116,268
Net Assets:
Beginning of year	11,009,805	9,795,810	5,407,596,120	3,782,479,852
End of year	$8,033,501	$11,009,805	$5,614,628,533	$5,407,596,120

(a)	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

U.S. Equity Index PutWrite Strategy Fund
Fiscal Year Ended	Fiscal Year Ended
October 31, 2022	October 31, 2021

$15,386,028	$466,014
(56,840,296)	89,259,513
(27,862,670)	6,432,262
(69,316,938)	96,157,789

(56,601,926)	(367,165)
(1,172,489)	(244)
(230,526)	—
(40,900,866)	(334,871)
(98,905,807)	(702,280)

152,756,777	83,049,271
1,861,678	1,655,352
409,657	232,994
209,992,962	103,872,869

56,380,397	362,294
1,168,207	242
207,025	—
40,668,463	334,797

(108,953,600)	(91,014,310)
(1,564,391)	(1,455,785)
(118,334)	(105,028)
(213,750,276)	(40,881,368)
139,058,565	56,051,328
(29,164,180)	151,506,837

495,905,702	344,398,865
$466,741,522	$495,905,702

Notes to Financial Statements Alternative and Multi-Asset Class Fundsß
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the
"1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Long Short Fund ("Long Short"), and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy")
(each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Global Allocation and Long Short became diversified in December 2013 and December 2014, respectively). U.S. Equity Index PutWrite Strategy is diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Global Allocation and U.S. Equity Index PutWrite Strategy also offer Class R6 shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its regulated investment company ("RIC") status, Long Short formed NB A24 Long Short Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Long Short and Long Short will remain its sole member.
As of October 31, 2022, the value of Long Short's investment in the Blocker was as follows:
Investment in LS Blocker	Percentage of Net Assets
$4,444,425	0.1%
2
Consolidation: The accompanying financial statements of Long Short present the consolidated accounts of Long Short and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ß
Notes to Consolidated Financial Statements for Long Short

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments (long and short positions) in equity securities, exchange-traded funds ("ETFs"), preferred stocks, master limited partnerships and limited partnerships, warrants and exchange-traded options purchased and written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds’ investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and Other Market Information.
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.
Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Index Linked Notes. The value of the index linked notes is determined by obtaining a valuation from a calculation agent and is primarily based on accrued interest, the underlying index change, participation rate related to the issuer and Other Market Information.
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Option contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by independent pricing services who use a series of techniques including simulated pricing models and/or curve fitting (bootstrapping), which aids in determining the present value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, volatility surfaces, and exchange rates (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
4
Foreign currency translations: The accounting records of the Funds and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the year ended October 31, 2022, were $959 and $234,478 for Global Allocation and Long Short, respectively.
6
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2022, the Funds did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at October 31, 2022 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Allocation	$8,343,034	$416,900	$1,072,047	$(655,147)
Long Short	5,142,742,982	891,547,901	359,315,058	532,232,843
U.S. Equity Index PutWrite Strategy	503,574,030	—	30,863,361	(30,863,361)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2022, the Funds recorded permanent reclassifications primarily related to one or more of the following: wholly owned subsidiary income, prior year true up adjustments, non-deductible stock issuance costs, and deemed distribution on shareholder redemptions. For the year ended October 31, 2022, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Global Allocation	$36,739	$(36,739)
Long Short	77,550,257	(77,550,257)
The tax character of distributions paid during the years ended October 31, 2022, and October 31, 2021, was as follows:
	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2022	2021	2022	2021	2022	2021	2022	2021
Global Allocation	$789,477	$166,283	$731,305	$—	$—	$—	$1,520,782	$166,283
Long Short	—	—	61,229,542	87,685,983	—	—	61,229,542	87,685,983
U.S. Equity Index PutWrite Strategy	52,422,370	702,280	46,483,437	—	—	—	98,905,807	702,280
As of October 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Global Allocation	$115,070	$47,696	$(656,223)	$—	$(1,901)	$(495,358)
Long Short	102,091,702	238,644,746	532,232,843	(719,661)	(13,486)	872,236,144
U.S. Equity Index PutWrite Strategy	1,705,531	—	(30,863,361)	(53,867,424)	(3,077)	(83,028,331)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales, mark-to-market adjustments on swaps, futures, forward FX contracts, passive foreign investment companies, amortization of organizational expenses, amortization of bond premium, wholly owned subsidiary inclusions, tax adjustments related to partnerships, swap contracts and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2022, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
U.S. Equity Index PutWrite Strategy	$32,426,965	$21,440,459
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of October 31, 2022, Long Short had a gross deferred tax asset of $5,182 resulting from net operating losses in the Blocker and had no deferred tax liability. As of October 31, 2022, the Blocker anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $5,182. For the year ended October 31, 2022, Long Short did not record a provision for taxes related to the Blocker.
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2022, there were no outstanding balances of accrued capital gains taxes for any Fund.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Statements of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statements of Assets and Liabilities.
8
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Global Allocation, Long Short and quarterly for U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.
For Funds that invest in REITs, these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2022, these Funds estimated these amounts for the period January 1, 2022 to October 31, 2022 within the financial statements because the 2022 information is not available from the REITs until after each Fund’s fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2022, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund’s fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Each Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.
12
Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the year ended October 31, 2022, are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:
Long Short	$ (3,836,383)

13
Investments in private companies:  Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.  Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
14
Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2022, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2022. The disclosure requirements of  ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
The SEC adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Funds have adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the year ended October 31, 2022, Global Allocation used futures in an effort to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2022, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.
At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.
Forward foreign currency contracts: During the year ended October 31, 2022, Global Allocation used forward FX contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund’s exposure to markets and currencies.
A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.
Total return basket swap contracts: During the year ended October 31, 2022, Global Allocation used total return basket swaps to provide investment exposure to certain investments, primarily equity securities. During the year ended October 31, 2022, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset according to the terms of the contract. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. For over-the-counter ("OTC") total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.
Total return swap contracts: During the year ended October 31, 2022, Global Allocation used total return swaps to enhance total return and obtain or reduce exposure to certain markets. During the year ended October 31, 2022, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.
Options: During the year ended October 31, 2022, Global Allocation used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the year ended October 31, 2022, Global Allocation used options purchased to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the year ended October 31, 2022, Long Short used options written to enhance total returns. During the year ended October 31, 2022, Long Short used options purchased either for hedging purposes or to enhance total returns. During the year ended October 31, 2022, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security.
Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At October 31, 2022, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Global Allocation
Futures
Equity risk	Receivable/Payable for accumulated variation margin on futures contracts	$2,253	Receivable/Payable for accumulated variation margin on futures contracts	$(21,411)
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	62,925	Receivable/Payable for accumulated variation margin on futures contracts	(3,103)
Total futures		65,178		(24,514)

	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Forward FX contracts
Currency risk	Receivable for forward foreign currency contracts	$16,101	Payable for forward foreign currency contracts	$(826)
Over-the-counter swaps
Commodity risk	Over-the-counter swap contracts, at value(a)	—	Over-the-counter swap contracts, at value(a)	(6,524)
Options purchased
Equity risk	Investments in securities, at value	280	—	—
Currency risk	Investments in securities, at value	1	—	—
Total options purchased		281		—
Long Short
Futures
Equity risk	Receivable/Payable for accumulated variation margin on futures contracts	11,816,703	Receivable/Payable for accumulated variation margin on futures contracts	(877,325)
Over-the-counter swaps
Equity risk	Over-the-counter swap contracts, at value(a)	62,263,301	Over-the-counter swap contracts, at value(a)	(2,681,379)
Options purchased
Equity risk	Investments in securities, at value	121,820	—	—
Options written
Equity risk	—	—	Option contracts written, at value	(59,470)
U.S. Equity Index PutWrite Strategy
Options written
Equity risk	—	—	Option contracts written, at value	(6,436,360)

(a)	"Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the over-the-counter swap contracts plus accrued interest as of October 31, 2022.
The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2022, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Global Allocation
Futures
Equity risk	$(9,013)	$(19,158)
Interest rate risk	217,777	57,850
Total futures	208,764	38,692

Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Forward FX contracts
Currency risk	$(1,734)	$16,753
Swaps
Commodity risk	-	(6,494)
Equity risk	(6,262)	(4,426)
Total swaps	(6,262)	(10,920)
Options purchased
Equity risk	(2,600)	(3,870)
Currency risk	-	1
Total options purchased	(2,600)	(3,869)
Long Short
Futures
Equity risk	73,145,223	38,034,292
Interest rate risk	3,845,401	(414,751)
Total futures	88,901,706	37,619,541
Swaps
Equity risk	-	200,868,614
Options purchased
Equity risk	(275,486)	(3,144,512)
Options written
Equity risk	636,922	205,871
U.S. Equity Index PutWrite Strategy
Options written
Equity risk	(56,789,696)	2,972,872

(a)	Net realized gains/(losses) on derivatives are located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Forward FX contracts	Settlement of forward foreign currency contracts
Swaps	Expiration or closing of swap contracts
Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
Forward FX contracts	Forward foreign currency contracts
Swaps	Swap contracts
Options purchased	Investment securities of unaffiliated issuers
Options written	Option contracts written

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

15
Securities lending: Each Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
As of October 31, 2022, the Fund listed below had outstanding loans of securities to certain approved brokers each with a value as follows:
Value of Securities Loaned
Long Short	$43,177,197
As of October 31, 2022, the Fund listed below had outstanding loans of securities to certain approved brokers for which it received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Long Short
Common Stocks	$44,951,043	$—	$—	$—	$44,951,043
Total Borrowings	$44,951,043	$—	$—	$—	$44,951,043

(a)	Amounts represent the payable for loaned securities collateral received.
16
Offsetting Assets and Liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting, or similar agreement. Global Allocation and Long Short held one or more of these investments at October 31, 2022. The Funds’ OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting, or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2022.

Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward FX contracts	$16,101	$(826)
Over-the-counter swap contracts	—	(6,524)
Over-the-counter purchased options	281	—
Total	$16,382	$(7,350)
Long Short
Over-the-counter swap contracts	$62,263,301	$(2,681,379)
Securities lending	43,177,197	—
Total	$105,440,498	$(2,681,379)

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Global Allocation
CITI	$—	$—	$—	$—	$(6,524)	$—	$—	$(6,524)
GSI	16,311	(826)	—	15,485	(826)	826	—	—
JPM	71	—	—	71	—	—	—	—
Total	$16,382	$(826)	$—	$15,556	$(7,350)	$826	$—	$(6,524)
Long Short
GSI	$7,545,241	$(2,681,379)	$(3,980,000)	$883,862	$(2,681,379)	$2,681,379	$—	$—
JPM	54,718,060	—	(3,610,000)	51,108,060	—	—	—	—
SSB	43,177,197	—	(43,177,197)	—	—	—	—	—
Total	$105,440,498	$(2,681,379)	$(50,767,197)	$51,991,922	$(2,681,379)	$2,681,379	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of October 31, 2022, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of October 31, 2022.

17
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
18
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, which the Funds were required to comply with on January 19, 2022, or any other applicable exemptive relief. Prior to the compliance date of Rule 12d1-4, a Fund was permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of exemptive orders. These exemptive orders along with Rule 12d1-2 were rescinded upon the compliance date of Rule 12d1-4. Rule 12d1-4 contains elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.
19
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Global Allocation:	0.55%	0.55%	0.55%	0.55%	0.525%	0.525%	0.50%	0.50%
For Long Short:	1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
For U.S. Equity Index PutWrite Strategy:	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Accordingly, for the year ended October 31, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets, as follows:

Effective Rate
Global Allocation	0.55%
Long Short	1.09%
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Blocker are included in the total expenses used to calculate the reimbursement, if any, which Long Short has agreed to share with the Blocker. For the year ended October 31, 2022, the expenses of the Blocker amounted to $20,728.
At October 31, 2022, contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended October 31,
			2020	2021	2022
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Global Allocation Institutional Class	0.75%	10/31/25	$315,601	$288,277	$311,825
Global Allocation Class A	1.11%	10/31/25	48,217	48,692	50,040
Global Allocation Class C	1.86%	10/31/25	51,809	46,103	31,856
Global Allocation Class R6	0.65%	10/31/25	826	1,266	1,303
Long Short Institutional Class	1.70%	10/31/25	—	—	—
Long Short Class A	2.06%	10/31/25	—	—	—
Long Short Class C	2.81%	10/31/25	—	—	—
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%	10/31/25	209,397	103,376	145,420
U.S. Equity Index PutWrite Strategy Class A	1.01%	10/31/25	18,661	2,636	3,932
U.S. Equity Index PutWrite Strategy Class C	1.76%	10/31/25	1,166	906	1,179
U.S. Equity Index PutWrite Strategy Class R6	0.55%	10/31/25	22,860	63,224	96,266

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended October 31, 2022, there was no repayment to NBIA under these agreements.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A’s and 1.00% of Class C’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of

1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the year ended October 31, 2022, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Global Allocation Class A	$283	$—	$—	$—
Global Allocation Class C	—	97	—	—
Long Short Class A	53,355	—	—	—
Long Short Class C	—	12,417	—	—
U.S. Equity Index PutWrite Strategy Class A	3,404	—	—	—
U.S. Equity Index PutWrite Strategy Class C	—	102	—	—
Note C—Securities Transactions:
During the year ended October 31, 2022, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward FX contracts and written option contracts) as follows:
	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Securities Sold Short	Covers on Securities Sold Short
Global Allocation	$1,603,177	$4,818,944	$1,631,410	$6,101,316	$—	$—
Long Short	—	2,542,044,660	—	2,140,818,200	1,392,951,942	1,880,667,686
U.S. Equity Index PutWrite Strategy	106,326,813	92,499,446	202,322,523	—	—	—
During the year ended October 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended October 31, 2022, and October 31, 2021, was as follows:
	For the Year Ended October 31, 2022				For the Year Ended October 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Global Allocation
Institutional Class	78,907	100,691	(174,844)	4,754	120,404	10,562	(133,090)	(2,124)
Class A	21,859	12,903	(22,445)	12,317	18,065	1,607	(30,367)	(10,695)
Class C	4,188	9,991	(42,055)	(27,876)	—	1,150	(64,511)	(63,361)
Class R6	149	—	(1)	148	—	—	—	—

	For the Year Ended October 31, 2022				For the Year Ended October 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Long Short
Institutional Class	124,346,735	1,961,784	(81,093,771)	45,214,748	109,562,327	2,858,583	(54,260,880)	58,160,030
Class A	2,511,275	80,214	(3,270,813)	(679,324)	4,645,499	106,031	(1,946,363)	2,805,167
Class C	640,523	28,471	(858,725)	(189,731)	873,895	68,896	(1,230,333)	(287,542)
U.S. Equity Index PutWrite Strategy
Institutional Class	13,604,755	4,967,561	(9,920,661)	8,651,655	6,431,784	29,823	(7,280,600)	(818,993)
Class A	155,808	102,869	(143,261)	115,416	126,357	21	(115,860)	10,518
Class C	37,683	18,690	(10,983)	45,390	18,406	—	(8,346)	10,060
Class R6	18,647,524	3,563,137	(20,095,156)	2,115,505	8,313,782	27,253	(3,239,531)	5,101,504
Note E—Line of Credit:
At October 31, 2022, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2022. During the year ended October 31, 2022, no Fund utilized the Credit Facility.
Note F—Investments in Affiliates(a):
At October 31, 2022, affiliated persons owned outstanding shares of the following Funds:
Affiliated Person(s) Percentage Ownership of Outstanding Shares
Global Allocation	0.70%
U.S. Equity Index PutWrite Strategy	0.04%

(a)	Affiliated persons, as defined in the 1940 Act.

Note G—Recent Accounting Pronouncements:
In January 2021, the FASB issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note H—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Note I—Subsequent Events:
On December 15, 2022, the Board approved the liquidation of Global Allocation. Accordingly, Global Allocation will cease its investment operations, liquidate its assets and make a liquidating distribution, if applicable, to shareholders of record. The date of liquidation for Global Allocation is anticipated to be on or about February 10, 2023 (the “Liquidation Date”). Shareholders of Global Allocation may continue to redeem their Fund shares through the Liquidation Date. A supplement to Global Allocation's prospectuses was mailed to shareholders of Global Allocation with additional information on the upcoming liquidation.

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Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year
Global Allocation Fund
Institutional Class
10/31/2022	$14.04	$0.18	$(1.99)	$(1.81)	$(0.19)	$(1.66)	$—	$(1.85)	$10.38
10/31/2021	$11.42	$0.16	$2.69	$2.85	$(0.23)	$—	$—	$(0.23)	$14.04
10/31/2020	$11.65	$0.23	$(0.09)	$0.14	$(0.23)	$(0.14)	$—	$(0.37)	$11.42
10/31/2019	$11.15	$0.24	$0.80	$1.04	$(0.25)	$(0.29)	$—	$(0.54)	$11.65
10/31/2018	$12.14	$0.23	$(0.58)	$(0.35)	$(0.22)	$(0.42)	$—	$(0.64)	$11.15

Class A
10/31/2022	$13.92	$0.13	$(1.97)	$(1.84)	$(0.14)	$(1.66)	$—	$(1.80)	$10.28
10/31/2021	$11.33	$0.11	$2.67	$2.78	$(0.19)	$—	$—	$(0.19)	$13.92
10/31/2020	$11.55	$0.19	$(0.09)	$0.10	$(0.18)	$(0.14)	$—	$(0.32)	$11.33
10/31/2019	$11.05	$0.20	$0.79	$0.99	$(0.20)	$(0.29)	$—	$(0.49)	$11.55
10/31/2018	$12.04	$0.20	$(0.59)	$(0.39)	$(0.18)	$(0.42)	$—	$(0.60)	$11.05

Class C
10/31/2022	$13.46	$0.05	$(1.92)	$(1.87)	$(0.00)	$(1.66)	$—	$(1.66)	$9.93
10/31/2021	$10.97	$0.02	$2.58	$2.60	$(0.11)	$—	$—	$(0.11)	$13.46
10/31/2020	$11.20	$0.10	$(0.09)	$0.01	$(0.10)	$(0.14)	$—	$(0.24)	$10.97
10/31/2019	$10.70	$0.11	$0.79	$0.90	$(0.11)	$(0.29)	$—	$(0.40)	$11.20
10/31/2018	$11.66	$0.11	$(0.58)	$(0.47)	$(0.07)	$(0.42)	$—	$(0.49)	$10.70

Class R6
10/31/2022	$14.05	$0.19	$(1.99)	$(1.80)	$(0.21)	$(1.66)	$—	$(1.87)	$10.38
10/31/2021	$11.43	$0.17	$2.69	$2.86	$(0.24)	$—	$—	$(0.24)	$14.05
10/31/2020	$11.65	$0.23	$(0.07)	$0.16	$(0.24)	$(0.14)	$—	$(0.38)	$11.43
Period from 1/18/2019 to 10/31/2019[g]	$10.56	$0.16	$0.93	$1.09	$—	$—	$—	$—	$11.65

Long Short Fund
Institutional Class
10/31/2022[j]	$18.21	$(0.02)	$(1.54)	$(1.56)	$—	$(0.20)	$—	$(0.20)	$16.45
10/31/2021	$16.00	$(0.02)	$2.59	$2.57	$—	$(0.36)	$—	$(0.36)	$18.21
10/31/2020	$14.67	$(0.01)	$1.69	$1.68	$—	$(0.35)	$—	$(0.35)	$16.00
10/31/2019	$14.54	$0.04	$0.85	$0.89	$—	$(0.76)	$—	$(0.76)	$14.67
10/31/2018	$14.21	$0.03	$0.30	$0.33	$—	$—	$—	$—	$14.54
See Notes to Financial Highlights

Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

(14.88)%[d]	$6.5	4.97%	4.97%[e]	0.76%	0.76%[e]	1.55%	72%	72%[e]
25.21%[d]	$8.7	4.40%	4.40%[e]	0.72%	0.72%[e]	1.21%	138%	138%[e]
1.14%[d]	$7.1	3.86%	3.86%[e]	0.55%	0.55%[e]	2.04%	74%	74%[e],f
10.13%[d]	$12.0	3.35%	3.35%[e]	0.49%	0.49%[e]	2.12%	74%	74%[e],f
(3.14)%[d]	$13.8	3.04%	3.04%[e]	0.46%	0.46%[e]	1.96%	59%[f]	59%[e],f

(15.23)%[d]	$1.1	5.43%	5.43%[e]	1.12%	1.12%[e]	1.18%	72%	72%[e]
24.74%[d]	$1.3	4.82%	4.82%[e]	1.07%	1.07%[e]	0.86%	138%	138%[e]
0.82%[d]	$1.2	4.24%	4.24%[e]	0.91%	0.91%[e]	1.72%	74%	74%[e],f
9.70%[d]	$2.1	3.74%	3.74%[e]	0.84%	0.84%[e]	1.79%	74%	74%[e],f
(3.49)%[d]	$2.8	3.46%	3.46%[e]	0.82%	0.82%[e]	1.70%	59%[f]	59%[e],f

(15.85)%[d]	$0.4	6.06%	6.06%[e]	1.87%	1.87%[e]	0.43%	72%	72%[e]
23.84%[d]	$1.0	5.58%	5.58%[e]	1.81%	1.81%[e]	0.12%	138%	138%[e]
0.01%[d]	$1.5	4.99%	4.99%[e]	1.66%	1.66%[e]	0.89%	74%	74%[e],f
8.97%[d]	$1.8	4.47%	4.47%[e]	1.59%	1.59%[e]	1.01%	74%	74%[e],f
(4.25)%[d]	$2.3	4.18%	4.18%[e]	1.57%	1.57%[e]	0.92%	59%[f]	59%[e],f

(14.86)%[d]	$0.0	5.31%	5.31%[e]	0.66%	0.66%[e]	1.65%	72%	72%[e]
25.32%[d]	$0.0	4.72%	4.72%[e]	0.61%	0.61%[e]	1.31%	138%	138%[e]
1.32%[d]	$0.0	3.76%	3.76%[e]	0.45%	0.45%[e]	2.06%	74%	74%[e],f
10.32%[d],h	$0.0	3.55%[i]	3.55%[e],i	0.39%[i]	0.39%[e],i	1.78%[i]	74%[h]	74%[e,f],h

(8.63)%[d]	$5,434.6	1.68%	1.28%	1.68%	1.28%	(0.14)%	76%	49%
16.27%[d]	$5,191.6	1.59%	1.28%	1.59%	1.28%	(0.10)%	60%	49%
11.68%[d]	$3,631.6	1.80%	1.30%	1.80%	1.30%	(0.08)%	81%	60%
6.98%[d]	$2,098.0	1.78%	1.33%	1.78%	1.33%	0.28%	66%	47%
2.32%[d]	$2,847.3	1.60%	1.31%	1.60%	1.31%	0.23%	83%	69%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year
Long Short Fund (cont’d)
Class A
10/31/2022[j]	$18.00	$(0.10)	$(1.50)	$(1.60)	$—	$(0.20)	$—	$(0.20)	$16.20
10/31/2021	$15.88	$(0.08)	$2.56	$2.48	$—	$(0.36)	$—	$(0.36)	$18.00
10/31/2020	$14.61	$(0.07)	$1.69	$1.62	$—	$(0.35)	$—	$(0.35)	$15.88
10/31/2019[k]	$14.54	$(0.01)	$0.84	$0.83	$—	$(0.76)	$—	$(0.76)	$14.61
10/31/2018[k]	$14.26	$(0.02)	$0.30	$0.28	$—	$—	$—	$—	$14.54

Class C
10/31/2022[j]	$17.57	$(0.22)	$(1.46)	$(1.68)	$—	$(0.20)	$—	$(0.20)	$15.69
10/31/2021	$15.62	$(0.20)	$2.51	$2.31	$—	$(0.36)	$—	$(0.36)	$17.57
10/31/2020	$14.49	$(0.17)	$1.65	$1.48	$—	$(0.35)	$—	$(0.35)	$15.62
10/31/2019[k]	$14.53	$(0.12)	$0.84	$0.72	$—	$(0.76)	$—	$(0.76)	$14.49
10/31/2018[k]	$14.34	$(0.13)	$0.32	$0.19	$—	$—	$—	$—	$14.53

U.S. Equity Index PutWrite Strategy Fund
Institutional Class
10/31/2022	$13.84	$0.32	$(1.61)	$(1.29)	$(0.28)	$(2.29)	$—	$(2.57)	$9.98
10/31/2021	$10.93	$0.01	$2.92	$2.93	$(0.01)	$(0.01)	$—	$(0.02)	$13.84
10/31/2020	$11.28	$0.14	$0.10	$0.24	$(0.16)	$(0.43)	$(0.00)	$(0.59)	$10.93
10/31/2019	$10.65	$0.18	$0.66	$0.84	$(0.21)	$—	$—	$(0.21)	$11.28
10/31/2018	$11.33	$0.12	$(0.13)	$(0.01)	$(0.08)	$(0.59)	$—	$(0.67)	$10.65

Class A
10/31/2022	$13.79	$0.26	$(1.58)	$(1.32)	$(0.25)	$(2.29)	$—	$(2.54)	$9.93
10/31/2021	$10.91	$(0.03)	$2.91	$2.88	$(0.00)	$(0.00)	$—	$(0.00)	$13.79
10/31/2020	$11.27	$0.12	$0.07	$0.19	$(0.12)	$(0.43)	$(0.00)	$(0.55)	$10.91
10/31/2019	$10.64	$0.14	$0.66	$0.80	$(0.17)	$—	$—	$(0.17)	$11.27
10/31/2018	$11.33	$0.11	$(0.16)	$(0.05)	$(0.05)	$(0.59)	$—	$(0.64)	$10.64

Class C
10/31/2022	$13.53	$0.19	$(1.56)	$(1.37)	$(0.20)	$(2.29)	$—	$(2.49)	$9.67
10/31/2021	$10.78	$(0.13)	$2.88	$2.75	$—	$—	$—	$—	$13.53
10/31/2020	$11.14	$0.02	$0.09	$0.11	$(0.04)	$(0.43)	$(0.00)	$(0.47)	$10.78
10/31/2019	$10.51	$0.06	$0.65	$0.71	$(0.08)	$—	$—	$(0.08)	$11.14
10/31/2018	$11.24	$(0.00)	$(0.13)	$(0.13)	$(0.01)	$(0.59)	$—	$(0.60)	$10.51

Class R6
10/31/2022	$13.85	$0.32	$(1.60)	$(1.28)	$(0.29)	$(2.29)	$—	$(2.58)	$9.99
10/31/2021	$10.93	$0.02	$2.93	$2.95	$(0.02)	$(0.01)	$—	$(0.03)	$13.85
10/31/2020	$11.29	$0.14	$0.10	$0.24	$(0.17)	$(0.43)	$(0.00)	$(0.60)	$10.93
10/31/2019	$10.66	$0.19	$0.66	$0.85	$(0.22)	$—	$—	$(0.22)	$11.29
10/31/2018	$11.34	$0.12	$(0.12)	$0.00	$(0.09)	$(0.59)	$—	$(0.68)	$10.66
See Notes to Financial Highlights

Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

(8.96)%[d]	$132.0	2.05%	1.64%	2.05%	1.64%	(0.53)%	76%	49%
15.82%[d]	$158.9	1.96%	1.64%	1.96%	1.64%	(0.46)%	60%	49%
11.31%[d]	$95.6	2.15%	1.67%	2.15%	1.67%	(0.43)%	81%	60%
6.54%[d]	$63.6	2.13%	1.69%	2.13%	1.69%	(0.08)%	66%	47%
2.01%[d]	$105.9	1.96%	1.67%	1.96%	1.67%	(0.13)%	83%	69%

(9.64)%[d]	$48.0	2.79%	2.39%	2.79%	2.39%	(1.26)%	76%	49%
14.98%[d]	$57.1	2.71%	2.39%	2.71%	2.39%	(1.20)%	60%	49%
10.42%[d]	$55.3	2.90%	2.41%	2.90%	2.41%	(1.14)%	81%	60%
5.79%[d]	$61.4	2.88%	2.44%	2.88%	2.44%	(0.82)%	66%	47%
1.27%[d]	$77.6	2.71%	2.42%	2.71%	2.42%	(0.88)%	83%	69%

(11.22)%	$293.4	0.70%	0.70%[e]	0.65%	0.65%[e]	2.87%	43%	43%[e]
26.82%	$287.2	0.69%	0.69%[e]	0.65%	0.65%[e]	0.09%	38%	38%[e]
2.22%	$235.6	0.74%	0.74%[e]	0.66%	0.66%[e]	1.31%	41%	41%[e]
7.99%	$236.8	0.76%	0.76%[e]	0.65%	0.65%[e]	1.65%	31%	31%[e]
(0.16)%	$217.6	0.74%	0.74%[e]	0.65%	0.65%[e]	1.09%	56%	56%[e]

(11.52)%	$5.2	1.08%	1.08%[e]	1.01%	1.01%[e]	2.40%	43%	43%[e]
26.40%	$5.7	1.07%	1.07%[e]	1.01%	1.01%[e]	(0.27)%	38%	38%[e]
1.71%	$4.4	1.11%	1.11%[e]	1.02%	1.02%[e]	1.08%	41%	41%[e]
7.63%	$30.7	1.12%	1.12%[e]	1.01%	1.01%[e]	1.30%	31%	31%[e]
(0.55)%	$18.4	1.11%	1.11%[e]	1.01%	1.01%[e]	0.97%	56%	56%[e]

(12.24)%	$1.3	1.86%	1.86%[e]	1.76%	1.76%[e]	1.81%	43%	43%[e]
25.51%	$1.2	1.85%	1.85%[e]	1.76%	1.76%[e]	(1.04)%	38%	38%[e]
1.00%	$0.8	1.89%	1.89%[e]	1.77%	1.77%[e]	0.22%	41%	41%[e]
6.86%	$1.0	1.92%	1.92%[e]	1.76%	1.76%[e]	0.54%	31%	31%[e]
(1.30)%	$1.2	1.89%	1.89%[e]	1.76%	1.76%[e]	(0.04)%	56%	56%[e]

(11.16)%	$166.8	0.60%	0.60%[e]	0.55%	0.55%[e]	2.88%	43%	43%[e]
27.01%	$201.9	0.59%	0.59%[e]	0.55%	0.55%[e]	0.17%	38%	38%[e]
2.23%	$103.5	0.64%	0.64%[e]	0.55%	0.55%[e]	1.31%	41%	41%[e]
8.08%	$17.7	0.66%	0.66%[e]	0.56%	0.56%[e]	1.75%	31%	31%[e]
(0.09)%	$17.9	0.68%	0.68%[e]	0.58%	0.58%[e]	1.12%	56%	56%[e]

Notes to Financial Highlights Alternative and Multi-Asset Class Funds

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d
The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds’ total returns for the year ended October 31, 2022. The class action proceeds received in 2021,
2020, 2019 and 2018 had no impact on the Funds’ total returns for the years ended October 31, 2021,
2020, 2019 and 2018.

e	Global Allocation and U.S. Equity Index PutWrite Strategy did not engage in short sales.
f	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

	Year Ended October 31,
	2020	2019	2018
Global Allocation	176%	159%	129%

g	The date investment operations commenced.
h	Not annualized.
i	Annualized.
j	Consolidated financial highlights. See Note A in the Notes to Financial Statements.
k
After the close of business on December 7, 2018, Long Short's Class A and Class C shares underwent a stock split. The per share data presented here has been retroactively adjusted to reflect this split.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of
Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Long Short Fund (one of the series constituting the Neuberger Berman Alternatives Funds (the “Trust”)), including the consolidated schedule of investments, as of October 31, 2022, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “consolidated financial statements”). We have audited the accompanying statements of assets and liabilities of Neuberger Berman Global Allocation Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (collectively, together with Neuberger Berman Long Short Fund, referred to as the “Funds”) (two of the series constituting the Trust), including the schedules of investments, as of October 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively, together with the consolidated financial statements, referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position, or the consolidated financial positions, of each of the Funds (three of the series constituting Neuberger Berman Alternative Funds) at October 31, 2022, and the results or the consolidated results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles. The accompanying statement of changes in net assets of the Neuberger Berman Long Short Fund for the year ended October 31, 2021 and the accompanying financial highlights of the Neuberger Berman Long Short Fund for each of the periods in the four years then ended were audited by another independent registered public accounting firm whose report, dated December 21, 2021, expressed an unqualified opinion on the financial statements containing that statement of changes in net assets and financial highlights.
Individual fund constituting Neuberger Berman Alternative Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman Global Allocation Fund Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the five years in the period ended October 31, 2022
Neuberger Berman Long Short Fund	For the year ended October 31, 2022	For the year ended October 31, 2022	For the year ended October 31, 2022
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 23, 2022

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Shareholder Servicing Agent
DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264
For Class A, Class C and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds’ Statement of Additional Information includes additional information about the Trustees as of the time of the Funds’ most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to
2012;formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha Clark Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), from 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), from 1987 to
1996, 2003 to 2019; ;
Trustee Emerita, Brown
University, since 1998;
Director, Museum of
American Finance
(not-for-profit), since 2013;
formerly, Non-Executive
Chair and Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director of Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director Dexter Corp.,
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, from 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000-2002; formerly,
Director, BMC Software
Federal, LLC, 2014-2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
(“LBHI”) Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
(“LBI”), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)   Pursuant to the Trust's Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any

Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC
(2009-2014), Secretary, PNC Funds and PNC Advantage Funds
(2010-2014); Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel— Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel
(2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 —
2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999;
Vice President, NBIA, since 2008; formerly, Assistant Vice President,
Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant
Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Liquidity Risk Management Program
Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds’ liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds’ investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions, which for the relevant period included, among other factors, market volatility as a result of geopolitical tensions (e.g., Russia’s invasion of Ukraine) and the emergence of new COVID variants. The Program Administrator also utilizes information about the Funds’ investment strategy, the characteristics of the Funds’ shareholder base and historical redemption activity.
The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2021 through March 31, 2022. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Report of Votes of Stockholders
A Special Meeting of Shareholders was held on June 30, 2022, adjourned to August 11, 2022, and further adjourned to August 30, 2022 for the Neuberger Berman Alternative Funds (the "Trust").  Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of each Fund.
Proposal 1 – To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:
Neuberger Berman Alternative Funds
	Number of Shares
	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	327,577,100	—	1,014,069
Marc Gary	327,610,552	—	980,617
Deborah C. McLean	328,139,995	—	451,173
James G. Stavridis	325,982,569	—	2,608,599
Proposal 2 – To approve the amendment of certain fundamental investment policies of each Fund as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;
(B) To approve the amendment of the fundamental investment policy regarding commodities;
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;
(D) To approve the amendment of the fundamental investment policy regarding lending;
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and
(G) To approve the amendment of the fundamental investment policy regarding underwriting.
Global Allocation:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	500,347	2,237	7,804
B	500,347	2,237	7,804
C	500,347	2,237	7,804
D	500,347	2,237	7,804
E	497,306	5,278	7,804
F	500,347	2,237	7,804
G	500,347	2,237	7,804

Long Short:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	223,554,117	203,622	244,420
B	223,545,521	201,049	255,589
C	223,555,089	183,432	263,638
D	223,497,028	246,774	258,357
E	223,575,357	186,079	240,723
F	223,527,880	208,291	265,988
G	223,503,642	225,686	272,830

U.S. Equity Index PutWrite Strategy:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	27,061,572	37,175	24,453
B	27,065,453	37,304	20,443
C	27,067,702	34,792	20,706
D	27,064,537	38,520	20,144
E	27,053,620	49,636	19,945
F	27,060,496	42,261	20,443
G	27,050,436	39,386	33,379

Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Fund, and Neuberger Berman U.S. Equity Index Putwrite Strategy Fund (each a "Fund").  (This report does not include Neuberger Berman Absolute Return Multi-Manager Fund, which is the subject of a separate report.) Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 29, 2022, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for each Fund.
In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.  Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for each Fund, including any use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund, and whether the Agreement was in the best interests of each respective Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund’s investment management agreement separately from those of the other Funds.
This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to each Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Funds’ investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how that might impact the relevant Funds.  The Board noted the additional responsibilities of Management in administering the liquidity risk management program.
The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation.  The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.  The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Funds notwithstanding the disruptions caused by the pandemic.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year, such as changes in interest rates and the increase in market volatility, and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe").  The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.  The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Funds’ Expense Groups.
With respect to investment performance, the Board considered information regarding each Fund’s short-, intermediate- and long-term performance, as applicable, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding a Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for each Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above.  The Board reviewed a comparison of each Fund’s management fee to its Expense Group.  The Board noted that the comparative management fee analysis includes, in each Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds.  Accordingly, the Board also considered each Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared each Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each

Fund’s total expenses to the median of the total expenses of that Fund’s Expense Group. The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management’s estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management’s reported expense categories. (The Board also reviewed data on Management’s estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)  The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures.  In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit or loss was not unreasonable.
Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in the past, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods.  The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm.  In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.  The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management’s reported level of estimated profitability, if any, on each Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels.  The Board also compared the breakpoint structure to that of the Expense Group.  In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds’ expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline. The Trustees took into account that certain Funds do not have breakpoints in their fees.  As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund’s particular investment program was less likely than others to produce economies of scale.  In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders.  The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.
Fund-by-Fund Analysis
With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.  With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below.  The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes.  The Board noted the effect of higher expenses on the performance of the other classes of shares.
• Neuberger Berman Global Allocation Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1- and 3-year periods and lower for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1- and 10-year periods and the first quintile for the 3- and 5-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.
• Neuberger Berman Long Short Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-year period and the second quintile for the 3-, 5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee, and total expenses each ranked in the second quintile.
• Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period and the second quintile for the 3- and 5-year periods.  The Fund was launched in 2016 and therefore does not have 10-year performance.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile. In addition, the Board noted that in February 2022, Management added a new portfolio manager, adjusted its strategy, and changed its benchmark index to an index with characteristics that are more representative of the Fund’s investment strategy.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management’s capabilities to manage the Fund; that each Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders
In early 2023, you will receive information to be used in filing your 2022 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2022. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.
For the fiscal year ended October 31, 2022, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as capital gains distributions and qualified dividend income eligible for reduced tax rates. Complete information regarding each Funds distributions during the calendar year 2022 will be reported in conjunction with Form 1099-DIV.
Fund	Capital Gains Distributions	Qualified Dividend Income
Global Allocation	$768,123	$140,886
Long Short	138,801,730	48,982,944
U.S. Equity Index PutWrite Strategy	46,483,437	—

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0265 12/22

(b) Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”), serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund. Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund commenced operations on May 15, 2012, December 29, 2010, and September 16, 2016, respectively.  Effective December 15, 2021, E&Y also serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

Prior to December 15, 2021, Tait, Weller & Baker LLP (“Tait Weller”) served as independent registered public accounting firm to Neuberger Berman Long Short Fund.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $274,190 and $254,300 for the fiscal years ended 2021 and 2022, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $43,875 for the fiscal year ended 2021.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $92,090 and $75,600 for the fiscal years ended 2021 and 2022, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended 2021. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal year ended 2021.  The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $92,090 and $75,600 for the fiscal years ended 2021 and 2022, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 for the fiscal year ended 2021.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 for the fiscal year ended 2021.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	The information regarding change in independent public accountant is incorporated by reference to Registrant’s Form N-CSRS, Investment Company Act file number 811-21715 (filed July 6, 2022).

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: January 5, 2023